    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 1998
                                                    SECURITIES ACT FILE NO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------
                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.                                                 [ ]
POST-EFFECTIVE AMENDMENT NO.                                                [ ]
                                ---------------
                           NORTHSTAR HIGH YIELD FUND
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                ---------------
                                (203) 602-7881
                 (REGISTRANT'S AREA CODE AND TELEPHONE NUMBER)



             300 FIRST STAMFORD PLACE, STAMFORD, CONNECTICUT 06902
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                ---------------
                          STEPHANIE L. BECKNER, ESQ.
             300 FIRST STAMFORD PLACE, STAMFORD, CONNECTICUT 06902
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                ---------------
                                WITH COPIES TO:
                            JEFFREY L. STEELE, ESQ.
                            DECHERT PRICE & RHOADS
                             1775 EYE STREET, N.W.
                            WASHINGTON, D.C. 20006


                                ---------------
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective


                                ---------------
IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON SEPTEMBER 28, 1998 PURSUANT TO RULE 488(A) UNDER THE SECURITIES ACT OF 1933.


                                ---------------
NO FILING FEE IS DUE BECAUSE OF RELIANCE ON SECTION 24F OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           NORTHSTAR HIGH YIELD FUND

                             CROSS-REFERENCE SHEET



PART A ITEM NO. AND CAPTION                 PROXY STATEMENT/PROSPECTUS CAPTION
------------------------------------------- ----------------------------------------------------------------
 1. Beginning of Registration
   Statement and Outside Front Cover
   Page of Prospectus ..................... Cover Page; Cross-Reference Sheet
 2. Beginning and Outside Back Cover
   Page of Prospectus ..................... Table of Contents
 3. Synopsis and Risk Factors ............. Summary; Special Considerations and Risk Factors
 4. Information about the Transaction ..... Summary; The Reorganization; Pro Forma Capitalization
 5. Information about the Registrant ...... Cover Page; Summary; Investment Objectives and Policies;
                                            Special Considerations and Risk Factors; Fees and Expenses;
                                            Information Filed with the Securities and Exchange Commission
 6. Information about the Company
   Being Acquired ......................... Cover Page; Summary; Investment Objectives and Policies;
                                            Special Considerations and Risk Factors; Information Filed with the Securities and Exchange Commission
 7. Voting Information .................... Information Concerning the Meeting; Security Ownership of
                                            Certain Shareholders and Management
 8. Interest of Certain Persons and
   Experts ................................ Inapplicable
 9. Additional Information Required for
   Reoffering by Persons Deemed to be
   Underwriters ........................... Inapplicable

PART B ITEM NO. AND CAPTION                STATEMENT OF ADDITIONAL INFORMATION CAPTION
------------------------------------------ ---------------------------------------------------------------
 10. Cover Page .......................... Cover Page
 11. Table of Contents ................... Cover Page
 12. Additional Information about the
   Registrant ............................ Statement of Additional Information of Northstar High Yield
                                           Fund dated March 1, 1998.
 13. Additional Information about the
   Company Being Acquired ................ Inapplicable
 14. Financial Statements ................ Statement of Additional Information of Northstar High Yield
                                           Fund dated March 1, 1998; Combined Annual Report of
                                           Northstar High Yield Fund and Northstar Strategic Income Fund
                                           for the fiscal year ended December 31, 1997; Combined
                                           Semi-Annual Report for Northstar High Yield Fund and
                                           Northstar Strategic Income Fund for the six-month period ended
                                           June 30, 1998; Pro Forma Financial Statements for Northstar
                                           High Yield Fund and Northstar Strategic Income Fund as of and
                                           for the year ended December 31, 1997; Pro Forma Financial
                                           Statements as of and for the six-month period ended June 30, 1998

                        NORTHSTAR STRATEGIC INCOME FUND
                            300 FIRST STAMFORD PLACE
                          STAMFORD, CONNECTICUT 06902

                                                                October 5, 1998

Dear Northstar Strategic Income Fund Shareholder:

     A special meeting of shareholders of Northstar Strategic Income Fund (the "Fund") has been called for November 12, 1998, at which the shareholders of the Fund will be asked to consider a proposal for combining the assets of the Fund with the assets of Northstar High Yield Fund ("High Yield"), which has investment objectives and policies similar to those of the Fund. The proposal was reviewed and unanimously endorsed by the Trustees of the Fund, as being in the best interests of the Fund and its shareholders.

     As a result of the proposed transaction, your Fund would be combined with High Yield, and you would become a shareholder of High Yield, receiving the same class of shares, Class A, Class B, Class C or Class T, as you currently own in the Fund. The value of your Fund shares will be used to purchase shares of High Yield without a sales charge. No taxes will be due on this transaction. WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

     Detailed information about the proposed transaction and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED BY NO LATER THAN NOVEMBER 5, 1998.

     NOTE: You may receive more than one proxy package if you hold shares of the Fund in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each.

                                        Sincerely,




                                        Mark L. Lipson
                                        PRESIDENT

                        NORTHSTAR STRATEGIC INCOME FUND
                            300 FIRST STAMFORD PLACE
                          STAMFORD, CONNECTICUT 06902



           --------------------------------------------------------
                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 12, 1998
           --------------------------------------------------------
                                                                 October 5, 1998

To the Shareholders of
 Northstar Strategic Income Fund:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Northstar Strategic Income Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of Northstar Investment Management Corporation, 300 First Stamford Place, Stamford, Connecticut on November 12, 1998, at 10:00 a.m., for the following purposes:

      1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the properties and assets of the Fund to Northstar High Yield Fund ("High Yield"), in exchange for Class A, Class B, Class C and Class T shares of High Yield, and the assumption by High Yield of certain identified liabilities of the Fund, and for the distribution of such Class A, Class B, Class C or Class T shares, as applicable, of High Yield to the shareholders of the Fund and the subsequent liquidation of the Fund; and

      2. To transact such other business as may properly come before the Meeting or any adjournment thereof. The Trustees of the Trust have fixed the close of business on September 14, 1998 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours at the offices of the Fund, 300 First Stamford Place, Stamford, Connecticut 06902.


                                        By Order of the Trustees,




                                        Stephanie L. Beckner,
                                        SECRETARY




     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

     YOUR PROMPT ATTENTION TO THE ENCLOSED FORM OF PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                          PROXY STATEMENT/PROSPECTUS
                                OCTOBER 5, 1998

                 RELATING TO THE ACQUISITION OF THE ASSETS OF
                        NORTHSTAR STRATEGIC INCOME FUND
                            300 FIRST STAMFORD PLACE
                          STAMFORD, CONNECTICUT 06902
                                (800) 595-7827

                       BY AND IN EXCHANGE FOR SHARES OF

                           NORTHSTAR HIGH YIELD FUND
                            300 FIRST STAMFORD PLACE
                          STAMFORD, CONNECTICUT 06902
                                (800) 595-7827
                                ---------------
     This Proxy Statement/Prospectus is being furnished to shareholders of Northstar Strategic Income Fund (the "Fund"), a Massachusetts business trust, in connection with a proposed reorganization (the "Reorganization") in which the assets of the Fund will be transferred to, and certain identified liabilities of the Fund will be assumed by, Northstar High Yield Fund ("High Yield"), a Massachusetts business trust, in exchange for Class A, Class B, Class C and Class T voting shares of High Yield. Upon receipt, the Fund will distribute the Class A, Class B, Class C and Class T High Yield shares to its shareholders in complete liquidation of the Fund, subsequent to which the Fund will be dissolved.

     This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about High Yield that a prospective investor should know before investing. For a more detailed discussion of the investment objectives and policies of High Yield, and the risks of investing in it, see High Yield's Prospectus dated March 1, 1998, which is incorporated by reference into this Proxy Statement/Prospectus.

     The Statement of Additional Information for High Yield, dated March 1, 1998, is incorporated herein by reference and may be obtained upon request and without charge by calling the above telephone numbers or by writing to the above address. A Statement of Additional Information ("SAI"), dated October 5, 1998, containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Proxy Statement/ Prospectus. A copy can be obtained without charge by calling or writing to High Yield at its principal executive offices as set forth above.

     The Fund is a diversified open-end management investment company. High Yield is a diversified open-end, management investment company. The Fund's primary investment objective is to seek high current income and a net asset value with limited volatility by allocating substantially all of its assets among (i) U.S. Government Securities, (ii) high-yield securities, including preferred stocks, convertible securities, zero coupon, pay-in-kind securities and lower-rated foreign government securities, (iii) investment grade corporate debt securities, and (iv) investment grade securities (or unrated securities that Northstar determines to be of equivalent quality) issued by foreign governments or their agencies or instrumentalities, or supranational entities. High Yield's investment objective is to seek high current income by investing primarily in long-term and intermediate term fixed income securities, with emphasis on high-yield corporate debt instruments of domestic and foreign issuers.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS


                                                                         Page
SUMMARY ................................................................  3
 The Proposed Reorganization ...........................................  3
 Comparison of the Fund and High Yield .................................  3
    Investment Objectives and Policies .................................  3
    Special Considerations and Risk Factors ............................  4
    Fees and Expenses ..................................................  5
    Distribution Arrangements .......................................... 10
    Exchange and Other Privileges ...................................... 10
    Redemption Procedures .............................................. 10
 Tax Considerations .................................................... 10
THE REORGANIZATION ..................................................... 11
 Terms of the Agreement ................................................ 11
 Description of Securities to Be Issued ................................ 11
 Reasons for and Purposes of the Reorganization ........................ 12
 Certain Effects of the Reorganization on Shareholders of the Fund ..... 13
 Expenses of the Reorganization ........................................ 13
 Certain Legal Effects ................................................. 13
 Tax Consequences ...................................................... 13
 Recommendation of the Trustees ........................................ 14
PRO-FORMA CAPITALIZATION ............................................... 14
PERFORMANCE INFORMATION ................................................ 15
INFORMATION CONCERNING THE MEETING ..................................... 16
 Date, Time and Place of Meeting ....................................... 17
 Solicitation, Revocation and Use of Proxies ........................... 17
 Record Date and Outstanding Shares .................................... 17
 Voting Rights and Required Vote ....................................... 17
SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS AND MANAGEMENT .............. 17
FINANCIAL STATEMENTS ................................................... 18
INFORMATION FILED WITH THE
 SECURITIES AND EXCHANGE COMMISSION .................................... 18
OTHER MATTERS .......................................................... 18
AGREEMENT AND PLAN OF REORGANIZATION ................................... Exhibit A

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus (including the documents incorporated by reference or included herewith) relating to the proposed Reorganization and the parties thereto.


THE PROPOSED REORGANIZATION

     At a meeting held on July 29, 1998, all Trustees of the Fund, reviewed and approved a proposal that the Fund transfer to High Yield all of its properties and assets, subject to certain identified liabilities, in exchange for Class A, Class B, Class C and Class T voting shares of High Yield to be distributed to the Fund's shareholders in liquidation of the Fund. The acquisition of the assets and assumption certain identified liabilities of the Fund by High Yield and the subsequent distribution of Class A, Class B, Class C and Class T shares of High Yield to the shareholders of the Fund are herein referred to as the "Reorganization."


COMPARISON OF THE FUND AND HIGH YIELD

     INVESTMENT OBJECTIVES AND POLICIES

     The Fund is an open-end management investment company and High Yield is an open-end management investment company. The Fund's objective is to seek high current income and a net asset value with limited volatility by allocating substantially all of its assets among (i) U.S. Government Securities, (ii) high-yield securities, including preferred stocks, convertible securities, zero coupon, pay-in-kind securities and lower-rated foreign government securities,
(iii) investment grade corporate debt securities, and (iv) investment grade securities (or unrated securities that Northstar determines to be of equivalent quality) issued by foreign governments or their agencies or instrumentalities, or supranational entities. High Yield seeks high current income by investing primarily in long-term and intermediate-term fixed income securities, with emphasis on high-yield corporate debt instruments of domestic and foreign issuers. The Fund seeks to achieve its objective by allocating substantially all of its assets among: (a) U.S. Government Securities, (b) high-yield securities, (c) investment grade corporate debt securities, and (d) investment grade (or comparable quality) securities issued by foreign governments or their agencies or instrumentalities, or supranational entities. To control risk, the Fund will never allocate more than 60% of its assets to a single sector. High Yield seeks to achieve its objective by investing primarily in high-yield bonds. The Fund's investments in foreign securities are limited to 35% of assets determined at the time of investment; investments in high-yield high-risk securities are limited to 50% of assets, determined at the time of investment. Under normal market conditions, High Yield may invest no more than 35% of its net assets in foreign securities, but only 10% can be in securities that are not listed on a U.S. Securities exchange. It can hold up to 100% of its assets in debt securities rated as low as Ca by Moody's or CC by S&P (or comparable quality), and up to 1% of its assets in bonds in the lowest rating categories. High Yield may also hold up to 25% of its assets in equity or equity-related instruments, such as preferred stocks, convertible securities and rights and warrants associated with debt instruments.

     In addition to the above noted investment strategies, each fund has adopted certain policies and utilizes certain investment techniques in seeking to obtain its objective. Each fund also may invest in short-term fixed income securities or hold its assets in cash for defensive purposes under abnormal market conditions. Each fund is permitted to utilize hedging techniques, such as writing and purchasing options and purchasing and selling financial futures contracts and related options to hedge against market, interest rate and currency risks. The use of these techniques would subject the funds to certain risks that would otherwise not be present. The Fund and High Yield do not utilize any such hedging techniques in a manner such that more than 5% of either fund's assets are committed to these strategies. In addition, each fund may seek to increase the current return of its portfolio by writing covered call or secured put options. See "Special Considerations and Risk Factors".

     As a matter of fundamental policy, neither fund may purchase any security if, as a result: (i) as to 75% of its total assets, more than 5% of the fund's total assets would be invested in securities of a single issuer, (ii) the fund would own 10% or more of the outstanding voting securities of any single issuer or (iii) 25% or more of the fund's total assets would be concentrated in any one industry.

     Both funds have a similar fundamental policy with respect to borrowing, which is limited to bank borrowing and then only when there is asset coverage of at least 300%. As a fundamental policy, High Yield and the Fund may not borrow money in excess of 5% of its total assets. Neither fund has previously engaged in any bank borrowing activity. Each fund may also engage in the following investment techniques: (i) invest in mortgage-backed securities; (ii) purchase U.S. Treasury and corporate zero coupon bonds, step coupon and paid-in-kind bonds;
(iii) enter into repurchase agreements; (iv) enter into forward commitment contracts or purchase securities on a when-issued or delayed delivery basis,
(v) lend securities; (vi) purchase loan participations and (vii) invest in private placements and Rule 144A securities. The Fund may also enter into reverse repurchase and dollar roll agreements.


     SPECIAL CONSIDERATIONS AND RISK FACTORS

     The Fund may invest up to 50% of its assets in high-yield high-risk securities and up to 35% of its assets in foreign securities, and High Yield may invest up to 100% of its assets (and not less than 20%) in high-yield high-risk securities and up to 35% of its assets in foreign securities. Therefore, the risks inherent in such investments are applicable to both entities. High-yield high-risk securities, commonly known as "junk bonds,"are predominantly speculative, and are characterized by substantial risk concerning payment of interest and principal. The market for these securities may consist of a limited number of dealers and investors, and the market value of such securities may reflect individual corporate developments rather than general economic conditions. Factors adversely affecting the market value of high-yield high-risk securities will adversely affect a fund's net asset value to the extent the fund's assets are invested in such securities.

     Based upon the monthly weighted average ratings of all bonds held during the respective last semi-annual periods of each of the Fund and High Yield, the percentage of the total investments of each of the Fund and High Yield represented by bonds rated by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P"), separated into each rating category, is as follows:



         RATING              FUND    HIGH YIELD
------------------------- --------- -----------
   MOODY'S      OR S&P'S   6/30/98    6/30/98
------------- ----------- --------- -----------
      Aaa         AAA         10.0        --
       Aa          AA          --         --
       A           A           --         --
      Baa         BBB         13.5        --
       Ba          BB         23.1       32.6
       B           B          27.0       57.1
      Caa         CCC          5.0        3.5
       Ca          CC          --         --
       C           C           --         --
   Not rated   Not Rated       3.6        2.5

     Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restriction in the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign Securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by either fund will not be registered with, nor the issuers thereof be subject to, the reporting requirements of the Commission. Accordingly, there may be less publicly available information about the securities and about foreign companies or governments than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross Domestic Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

     The use of forward currency exchange contracts by the funds involves certain investment risks and transaction costs to which the funds might not otherwise be subject. Although permitted, the High Yield has never used this hedging technique; the Fund has employed this technique from time to time. Such risks include: (i) the Adviser may not always be able to accurately predict movements within currency markets, (ii) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which a fund invests and (iii) there is no assurance that a liquid secondary market will exist that would enable the Adviser to "close out" existing (current) contracts or futures positions or options when doing so is desirable. Each fund's successful use of forward currency exchange contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of securities being hedged moves in a favorable direction, the advantage to a fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the fund's net income would be less than if the fund had not hedged, since there are transaction costs associated with the use of these investment practices. These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if a fund purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, the fund might incur a loss on the futures contract. A fund's ability to establish and maintain positions will depend on market liquidity. The ability of a fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

     Each as a Massachusetts business trust, neither the Fund nor High Yield is required to hold shareholders meetings unless so required under the provisions of the 1940 Act. Under Massachusetts law, shareholders of a business trust could, under certain limited circumstances, be held personally liable for the obligations of the trust. The Amended and Restated Declaration of Trust of the Fund and the Amended and Restated Declaration of Trust of High Yield each contains an express disclaimer of shareholder liability for acts or obligations of the respective funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or High Yield or the Trustees of either fund. The Amended and Restated Declaration of Trust of the Fund and the Amended and Restated Declaration of Trust of High Yield each also provides for indemnification out of trust property for all losses and expenses of shareholders held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the Fund or High Yield itself would be unable to meet its obligations. A significant number of mutual funds in the United States are organized as Massachusetts business trusts.


     FEES AND EXPENSES

     Pursuant to investment advisory agreements with the funds, Northstar Investment Management Corporation ("Northstar" or the "Adviser") serves as investment adviser to the Fund and High Yield. In this capacity, Northstar, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to each fund and is responsible for the management of the funds' portfolios. See "Summary," "The Reorganization -- Reasons for the Reorganization," "Investment Objectives and Policies". For services rendered to the Fund, Northstar receives an advisory fee at the annual
rate of 0.65% of average daily net assets. As of    , 1998, the Fund had net
assets of approximately $ million. For services rendered to High Yield, Northstar receives an advisory fee of 0.60% of average daily net assets. For the Fund's fiscal year ended December 31, 1997, operating expenses of the Fund were equal to 1.48% of net assets for Class A shares, 2.20% of net assets for Class B shares, 2.19% of net assets for Class C shares, and 2.08% of net assets for Class T shares. For High Yield's fiscal year ended December 31, 1997, operating expenses of the High Yield Fund were equal to 1.20% of net assets for Class A shares, 1.91% of net assets for Class B shares, 1.92% of net assets for Class C shares, and 1.47% of net assets for Class T shares.

 COMPARATIVE FEE TABLE

     A table comparing the annual fund operating expenses for the Fund Class A, Class B, Class C and Class T with the annual fund operating expenses for High Yield Class A, Class B, Class C and Class T and the Combined Fund Class A, Class B, Class C and Class T, assuming the Reorganization has been consummated, is provided below:


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                   FUND(1)
                                                ----------------------------------------------
                                                 CLASS A     CLASS B     CLASS C      CLASS T
                                                ---------   ---------   ---------   ----------
Management Fees .............................      0.65%       0.65%       0.65%        0.65%
Administration Fees .........................      0.10%       0.10%       0.10%        0.10%
12b-1 Service and Distribution Fees .........      0.30%       1.00%       1.00%        0.95%
Other Expenses ..............................      0.40%       0.43%       0.42%        0.33%
                                                   ----        ----        ----         ----
Total Fund Operating Expenses ...............      1.45%       2.18%       2.17%        2.13%
                                                   ====        ====        ====         ====


                                                                HIGH YIELD(1)
                                                ----------------------------------------------
                                                 CLASS A     CLASS B     CLASS C      CLASS T
                                                ---------   ---------   ---------   ----------
Management Fees .............................      0.60%       0.60%       0.60%        0.60%
Administration Fees .........................      0.10%       0.10%       0.10%        0.10%
12b-1 Service and Distribution Fees .........      0.30%       1.00%       1.00%        0.65%
Other Expenses ..............................      0.20%       0.21%       0.22%        0.12%
                                                   ----        ----        ----         ----
Total Fund Operating Expenses ...............      1.20%       1.91%       1.92%        1.47%
                                                   ====        ====        ====         ====


                                                                   COMBINED
                                                                 (PRO FORMA)
                                                ----------------------------------------------
                                                 CLASS A     CLASS B     CLASS C      CLASS T
                                                ---------   ---------   ---------   ----------
Management Fees .............................      0.60%       0.60%       0.60%        0.60%
Administration Fees .........................      0.10%       0.10%       0.10%        0.10%
12b-1 Service and Distribution Fees .........      0.30%       1.00%       1.00%        0.65%
Other Expenses ..............................      0.20%       0.21%       0.22%        0.12%
                                                   ----        ----        ----         ----
Total Fund Operating Expenses ...............      1.20%       1.91%       1.92%        1.47%
                                                   ====        ====        ====         ====

---------
(1) The percentages in the table expressing annual fund operating expenses for the Fund and High Yield are based on amounts incurred during the fiscal period for each of the funds ended December 31, 1997.



EXAMPLE OF EFFECT ON PORTFOLIO EXPENSES

     The following table illustrates the impact of the Annual Portfolio Operating Expenses stated above on a $1,000 investment, assuming a 5% annual return.



                                    ONE     THREE      FIVE      TEN
                                   YEAR     YEARS     YEARS     YEARS
                                  ------   -------   -------   ------
 CLASS A
 Fund .........................    $62       $91      $123      $213
 High Yield ...................     59        84       110       186
 Combined (Pro Forma) .........     59        84       110       186


                                                       ONE     THREE      FIVE      TEN
                                                      YEAR     YEARS     YEARS     YEARS
                                                     ------   -------   -------   ------
 CLASS B
 Fund Without Redemption .........................    $22       $68      $117      $233
 With Redemption .................................     72        98       137       233
 High Yield Without Redemption ...................     19        60       103       205
 With Redemption .................................     69        90       123       205
 Combined (Pro Forma) Without Redemption .........     19        60       123       205
 With Redemption .................................     69        90       123       205


                                                       ONE     THREE      FIVE      TEN
                                                      YEAR     YEARS     YEARS     YEARS
                                                     ------   -------   -------   ------
 CLASS C
 Fund Without Redemption .........................    $22       $68      $116      $250
 With Redemption .................................     32        68       116       250
 High Yield Without Redemption ...................     19        60       104       224
 With Redemption .................................     29        60       104       224
 Combined (Pro Forma) Without Redemption .........     19        60       104       224
 With Redemption .................................     29        60       104       224


                                                       ONE     THREE      FIVE      TEN
                                                      YEAR     YEARS     YEARS     YEARS
                                                     ------   -------   -------   ------
 CLASS T
 Fund Without Redemption .........................    $21       $64      $109      $221
 With Redemption .................................     61        84       109       221
 High Yield Without Redemption ...................     15        46        80       168
 With Redemption .................................     55        66        80       168
 Combined (Pro Forma) Without Redemption .........     15        46        80       168
 With Redemption .................................     55        66        80       168

                         FINANCIAL HIGHLIGHTS FOR FUND



                                               SIX MONTHS                                               SIX MONTHS
                                                 ENDED                      CLASS A                       ENDED
                                             JUNE 30, 1998          YEAR ENDED DECEMBER 31,           JUNE 30, 1998
                                              (UNAUDITED)       1997        1996         1995(1)       (UNAUDITED)
                                            --------------- ----------- ----------- ---------------- ---------------
OPERATING PERFORMANCE
 Net asset value at the beginning of the
 period                                         $ 12.04       $ 12.67     $ 12.40      $  12.24          $ 12.03
                                                =======       =======     =======      ========          =======
 Net investment income                            0.47          1.00        0.93           0.63             0.43
 Net realized and unrealized gain (loss)
 on investments                                  ( 0.44)       ( 0.69)      0.35           0.13           ( 0.44)
                                                =======       =======     =======      ========          =======
 TOTAL FROM INVESTMENT OPERATIONS                 0.03          0.31        1.28           0.76           ( 0.01)
 Dividends from net investment income            ( 0.47)       ( 0.94)     ( 1.01)        ( 0.60)         ( 0.43)
 TOTAL DISTRIBUTIONS                             ( 0.47)       ( 0.94)     ( 1.01)        ( 0.60)         ( 0.43)
 NET ASSET VALUE AT THE END OF THE PERIOD       $ 11.60       $ 12.04     $ 12.67      $  12.40          $ 11.59
                                                =======       =======     =======      =========         =======
 TOTAL INVESTMENT RETURN(2)                        0.23%         2.50%      10.88%          6.40%         ( 0.14)%
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
($000s)                                         $12,077       $12,523     $17,293      $  21,790         $26,517
 Ratio of expenses to average net assets           1.46%         1.45%       1.40%          1.36%(3)        2.19%
 Ratio of expense reimbursement to
 average net assets                                  --         0.03        0.05            0.07 (3)          --
 Ratio of net investment income to
 average net assets                               7.91          7.75        7.55            7.03 (3)        7.14
 Portfolio turnover rate                            182           225         130            153             182



                                                                                       SIX MONTHS
                                                            CLASS B                       ENDED             CLASS C
                                                    YEAR ENDED DECEMBER 31,           JUNE 30, 1998 YEAR ENDED DECEMBER 31,
                                                1997        1996         1995(1)       (UNAUDITED)      1997        1996
                                            ----------- ----------- ---------------- -------------- ----------- -----------
OPERATING PERFORMANCE
 Net asset value at the beginning of the
 period                                       $ 12.67     $ 12.39      $  12.24         $  12.02     $ 12.65     $ 12.38
                                              =======     =======      ========         ========     =======     =======
 Net investment income                          0.87        0.85           0.55             0.43        0.88        0.85
 Net realized and unrealized gain (loss)
 on investments                                ( 0.66)      0.36           0.15           ( 0.44)      ( 0.65)      0.35
                                              =======     =======      ========         ========     ========    =======
 TOTAL FROM INVESTMENT OPERATIONS               0.21        1.21           0.70           ( 0.01)       0.23        1.20
 Dividends from net investment income          ( 0.85)     ( 0.93)        ( 0.55)         ( 0.43)      ( 0.86)     ( 0.93)
 TOTAL DISTRIBUTIONS                           ( 0.85)     ( 0.93)        ( 0.55)         ( 0.43)      ( 0.86)     ( 0.93)
 NET ASSET VALUE AT THE END OF THE PERIOD     $ 12.03     $ 12.67      $  12.39         $  11.58     $ 12.02     $ 12.65
                                              =======     =======      =========        ========     ========    ========
 TOTAL INVESTMENT RETURN(2)                      1.67%      10.18%          5.89%         ( 0.14)%       1.75%      10.11%
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
($000s)                                       $29,921     $30,733      $  22,143        $  3,053     $  4,397    $  4,222
 Ratio of expenses to average net assets         2.18%       2.10%          2.06%(3)        2.18%        2.17%       2.10%
 Ratio of expense reimbursement to
 average net assets                             0.02        0.09            0.06 (3)          --        0.02        0.11
 Ratio of net investment income to
 average net assets                             7.02        6.82            6.47 (3)        7.12        7.03        6.79
 Portfolio turnover rate                          225         130            153             182          225         130



                                                CLASS C
                                               YEAR ENDED
                                              DECEMBER 31,
                                                 1995(1)
                                            ----------------
OPERATING PERFORMANCE
 Net asset value at the beginning of the
 period                                        $  12.24
                                               ========
 Net investment income                             0.55
 Net realized and unrealized gain (loss)
 on investments                                    0.14
                                               ========
 TOTAL FROM INVESTMENT OPERATIONS                  0.69
 Dividends from net investment income             ( 0.55)
 TOTAL DISTRIBUTIONS                              ( 0.55)
 NET ASSET VALUE AT THE END OF THE PERIOD      $  12.38
                                               =========
 TOTAL INVESTMENT RETURN(2)                         5.81%
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
($000s)                                        $   2,172
 Ratio of expenses to average net assets            2.02%(3)
 Ratio of expense reimbursement to
 average net assets                                 0.06 (3)
 Ratio of net investment income to
 average net assets                                 6.48 (3)
 Portfolio turnover rate                             153


                                                             SIX MONTHS
                                                                ENDED                           CLASS T
                                                            JUNE 30, 1998               YEAR ENDED DECEMBER 31,
                                                             (UNAUDITED)      1997        1996        1995         1994(1)
                                                           -------------- ----------- ----------- ----------- ----------------
 OPERATING PERFORMANCE
  Net asset value at the beginning of the period              $ 12.04       $ 12.67     $ 12.39     $ 11.71      $ 12.00
                                                              =======       =======     =======     =======      =======
  Net investment income                                          0.45         0.94        0.88        0.98          0.51
  Net realized and unrealized gain (loss) on investments       ( 0.46)       ( 0.70)      0.35        0.66         ( 0.25)
                                                              =======       =======     =======     =======      ========
  TOTAL FROM INVESTMENT OPERATIONS                             ( 0.01)        0.24        1.23        1.64          0.26
  Dividends from net investment income                         ( 0.43)       ( 0.87)     ( 0.95)     ( 0.96)       ( 0.49)
  Dividends from net realized gain on investments sold             --            --          --          --        ( 0.05)
  Distributions from capital                                       --            --          --          --        ( 0.01)
                                                              =======       =======     =======     =======      ========
  TOTAL DISTRIBUTIONS                                          ( 0.43)       ( 0.87)     ( 0.95)     ( 0.96)       ( 0.55)
  NET ASSET VALUE AT THE END OF THE PERIOD                    $ 11.60       $ 12.04     $ 12.67     $ 12.39      $ 11.71
                                                              =======       =======     =======     =======      ========
  TOTAL INVESTMENT RETURN(2)                                   ( 0.09)%        1.89%      10.39%      14.54%         2.14%
 RATIOS AND SUPPLEMENTAL DATA
  Net assets at the end of the period ($000s)                 $15,679       $20,172     $27,350     $30,228      $ 25,252
  Ratio of expenses to average net assets                        2.12%         2.03%       1.90%       1.90%         1.90%(3)
  Ratio of expense reimbursement to average net assets             --         0.05        0.09        0.28           0.63 (3)
  Ratio of net investment income to average net assets           7.18         7.17        7.07        6.86           7.92 (3)
  Portfolio turnover rate                                         182           225         130         153           156

----------------------------------------------------------

(1) Classes A, B and C commenced operations on June 5, 1995.


(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges. Prior to 1992, not covered by auditor's report.


(3) Annualized.


(4) Class T commenced operations on July 1, 1994.

                      FINANCIAL HIGHLIGHTS FOR HIGH YIELD



                                         SIX MONTHS                                               SIX MONTHS
                                           ENDED                      CLASS A                       ENDED
                                       JUNE 30, 1998          YEAR ENDED DECEMBER 31,           JUNE 30, 1998
                                        (UNAUDITED)       1997        1996         1995(1)       (UNAUDITED)
                                      --------------- ----------- ----------- ---------------- ---------------
  OPERATING PERFORMANCE
   Net asset value at the beginning
   of the period                          $ 9.14        $ 8.94      $ 8.56       $   8.68         $  9.15
                                          ======        ======      ======       ========         =======
   Net investment income                    0.37          0.73        0.76           0.48            0.34
   Net realized and unrealized gain
   (loss) on investments                    0.03          0.23        0.44           (0.10)          0.03
                                          ======        ======      ======       =========        =======
   TOTAL FROM INVESTMENT
   OPERATIONS                               0.40          0.96        1.20           0.38            0.37
   Dividends from net investment
   income                                   (0.38)        (0.76)      (0.75)         (0.50)          (0.35)
   Dividends from capital                      --            --       (0.07)            --              --
                                          =======       =======     =======      =========        ========
   TOTAL DISTRIBUTIONS                      (0.38)        (0.76)      (0.82)         (0.50)          (0.35)
   NET ASSET VALUE AT THE END OF THE
   PERIOD                                 $ 9.16        $ 9.14      $ 8.94       $   8.56         $  9.17
                                          =======       =======     =======      =========        ========
   TOTAL INVESTMENT RETURN(2)                4.40%        11.18%      14.74%          4.48%           4.02%
  RATIOS AND SUPPLEMENTAL DATA
   Net assets at the end of the
   period ($000s)                         $22,920       $16,213     $13,146      $   7,466        $119,069
   Ratio of expenses to average net
   assets                                    1.25%         1.20%       1.11%          1.02%(3)        1.97%
   Ratio of net investment income
   to average net assets                    8.13          8.06        8.60            9.83 (3)       7.35
   Portfolio turnover rate                     87           134         128            103              87



                                                                                  SIX MONTHS
                                                       CLASS B                       ENDED             CLASS C
                                               YEAR ENDED DECEMBER 31,           JUNE 30, 1998 YEAR ENDED DECEMBER 31,
                                          1997         1996         1995(1)       (UNAUDITED)      1997        1996
                                      ------------ ----------- ---------------- -------------- ----------- -----------
  OPERATING PERFORMANCE
   Net asset value at the beginning
   of the period                        $  8.95      $ 8.57       $   8.68         $ 9.15        $ 8.95      $ 8.57
                                        =======      ======       ========         ======        ======      ======
   Net investment income                   0.67        0.71           0.44           0.34          0.67        0.72
   Net realized and unrealized gain
   (loss) on investments                   0.23        0.43           (0.09)         0.01          0.23        0.42
                                        =======      ======       =========        ======        ======      ======
   TOTAL FROM INVESTMENT
   OPERATIONS                              0.90        1.14           0.35            .35          0.90        1.14
   Dividends from net investment
   income                                  (0.70)      (0.69)         (0.46)         (0.34)        (0.70)      (0.69)
   Dividends from capital                     --       (0.07)            --             --            --       (0.07)
                                        ========     =======      =========        =======       =======     =======
   TOTAL DISTRIBUTIONS                     (0.70)      (0.76)         (0.46)         (0.34)        (0.70)      (0.76)
   NET ASSET VALUE AT THE END OF THE
   PERIOD                               $  9.15      $ 8.95       $   8.57         $ 9.16        $ 9.15      $ 8.95
                                        ========     =======      =========        =======       =======     =======
   TOTAL INVESTMENT RETURN(2)              10.38%      13.94%          4.17%          3.91%        10.37%      13.93%
  RATIOS AND SUPPLEMENTAL DATA
   Net assets at the end of the
   period ($000s)                       $108,469     $79,199      $  29,063        $22,341       $21,393     $14,275
   Ratio of expenses to average net
   assets                                   1.91%       1.81%          1.71%(3)       1.97%         1.92%       1.82%
   Ratio of net investment income
   to average net assets                   7.35        7.88            9.18 (3)      7.34          7.35        7.85
   Portfolio turnover rate                   134         128            103             87           134         128



                                          CLASS C
                                         YEAR ENDED
                                        DECEMBER 31,
                                           1995(1)
                                      ----------------
  OPERATING PERFORMANCE
   Net asset value at the beginning
   of the period                         $   8.68
                                         ========
   Net investment income                     0.44
   Net realized and unrealized gain
   (loss) on investments                     (0.09)
                                         =========
   TOTAL FROM INVESTMENT
   OPERATIONS                                0.35
   Dividends from net investment
   income                                    (0.46)
   Dividends from capital                       --
                                         =========
   TOTAL DISTRIBUTIONS                       (0.46)
   NET ASSET VALUE AT THE END OF THE
   PERIOD                                $   8.57
                                         =========
   TOTAL INVESTMENT RETURN(2)                 4.17%
  RATIOS AND SUPPLEMENTAL DATA
   Net assets at the end of the
   period ($000s)                        $   3,410
   Ratio of expenses to average net
   assets                                     1.72%(3)
   Ratio of net investment income
   to average net assets                      9.29 (3)
   Portfolio turnover rate                     103


                                                                  SIX MONTHS
                                                                     ENDED
                                                                 JUNE 30, 1998
                                                                  (UNAUDITED)
                                                                --------------
 OPERATING PERFORMANCE
  Net asset value at the beginning of the period                   $ 9.14
                                                                   ======
  Net investment income                                              0.35
  Net realized and unrealized gain (loss) on investments             0.03
                                                                   ======
  TOTAL FROM INVESTMENT OPERATIONS                                   0.38
  Dividends from net investment income                               (0.36)
  Dividends from net realized gain                                      --
  Distributions from capital                                            --
                                                                   =======
  TOTAL DISTRIBUTIONS                                                (0.36)
  NET ASSET VALUE AT THE END OF THE PERIOD                         $ 9.16
                                                                   =======
  TOTAL INVESTMENT RETURN(2)                                          4.23%
 RATIOS AND SUPPLEMENTAL DATA
  Net assets at the end of the period ($000s)                      $93,516
  Ratio of expenses to average net assets                             1.60%
  Ratio of expense reimbursement to average net assets                  --
  Ratio of net investment income (loss) to average net assets        7.69
  Portfolio turnover rate                                               87

---------------------------------------------------------------



                                                                                            CLASS T
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    1997         1996         1995         1994         1993
                                                                ------------ ------------ ------------ ------------ ------------
 OPERATING PERFORMANCE
  Net asset value at the beginning of the period                  $  8.94      $  8.56      $  8.29      $  9.31      $  9.09
                                                                  =======      =======      =======      =======      =======
  Net investment income                                              0.71         0.73         0.84         0.81         0.85
  Net realized and unrealized gain (loss) on investments             0.23         0.45         0.26        (0.99)        0.80
                                                                  =======      =======      =======      =======      =======
  TOTAL FROM INVESTMENT OPERATIONS                                   0.94         1.18         1.10        (0.18)        1.65
  Dividends from net investment income                               (0.74)       (0.73)       (0.83)      (0.83)        (0.83)
  Dividends from net realized gain                                      --           --           --       (0.01)        (0.60)
  Distributions from capital                                            --        (0.07)          --          --            --
                                                                  ========     ========     ========     =======      ========
  TOTAL DISTRIBUTIONS                                                (0.74)       (0.80)       (0.83)      (0.84)        (1.43)
  NET ASSET VALUE AT THE END OF THE PERIOD                        $  9.14      $  8.94      $  8.56      $  8.29      $  9.31
                                                                  ========     ========     ========     =======      ========
  TOTAL INVESTMENT RETURN(2)                                         10.86%       14.49%       13.71%      (2.18)%       18.89%
 RATIOS AND SUPPLEMENTAL DATA
  Net assets at the end of the period ($000s)                     $109,320     $124,431     $139,711     $136,426     $125,095
  Ratio of expenses to average net assets                             1.47%        1.31%        1.33%       1.34%         1.40%
  Ratio of expense reimbursement to average net assets                  --           --           --          --            --
  Ratio of net investment income (loss) to average net assets        7.77         8.43         9.69         9.08         8.84
  Portfolio turnover rate                                              134          128          103          86           176

---------------------------------------------------------------

(1) Classes A, B and C commenced operations on June 5, 1995.


(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.


(3) Annualized.

 DISTRIBUTION ARRANGEMENTS

     Shares of the Fund and High Yield are sold to the public at a public offering price which, in the case of Class A shares, includes an initial sales charge which varies depending on the size of the purchase, from 4.75% on purchases under $100,000 to 0% on purchases of $1 million and above. A contingent deferred sales charge may be imposed on purchases of $1 million and above at the time of redemption. Each fund offers certain arrangements for Class A shares that will result in reduced sales charges, including cumulative quantity discounts, group purchases, and statements of intention, and each fund waives the sales charge with respect to certain qualified persons. Each fund also offers Class B shares and Class C shares, each of which imposes a contingent deferred sales charge ("CDSC") in connection with certain redemptions. The CDSC will be imposed on most Class B share redemptions made within five (5) years of purchase at the maximum amount of 5 percent for redemptions made within one year from the date of purchase, declining to 0% after the fifth year of investment. Class C shares impose a 1% CDSC on redemptions made within one year of purchase. The sales charge on Class B and Class C shares is waived under certain circumstances and in connection with redemptions by certain qualified persons. The minimum initial purchase for each fund is $2,500, and the minimum subsequent purchase is $100.

     In addition, each fund has adopted a distribution plan for each class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to the distribution plans, the funds are each required to reimburse the underwriter, Northstar Distributors, Inc. ("Distributors"), an affiliate of Northstar, monthly for actual expenses of Distributors, up to a maximum annual rate in the case of Class A shares of 0.30% of the fund's average daily net assets represented by Class A shares, and up to 1.00% of average daily net assets in the case of Class B and Class C shares, for distribution expenditures incurred in connection with the sale and promotion of each class of shares of each fund, and the furnishing to each class of shares of the respective funds of shareholder services.


     EXCHANGE AND OTHER PRIVILEGES

     Class A, B and C shares of the Fund and of Strategic may be exchanged without a sales charge for the same class of shares of any of the other registered investment companies managed or advised by Northstar, subject to certain conditions. Each fund also offers its shareholders an Automatic Investment Plan, a Withdrawal Program, and Dividend and Distribution Reinvestment Options.


     REDEMPTION PROCEDURES

     Shares of both funds may be redeemed at any time at their net asset value next determined after receipt of a complete redemption request; Class B and Class C shares may be subject to a CDSC at the time of redemption.


     DIVIDEND POLICIES

     The Fund and High Yield declare and pay income distributions from net investment income monthly. In order to maintain a more stable monthly distribution, the Fund and High Yield may at times pay out more or less than the entire amount of its net investment income and short-term capital gains earned in any particular period. The Fund and High Yield intends to distribute any remaining net investment income, as well as any undistributed long- and short-term capital gains, at least annually.


TAX CONSIDERATIONS

     The Reorganization is being structured as a tax-free reorganization for Federal income tax purposes. If the Reorganization does in fact qualify for such treatment as intended, the Fund and High Yield will obtain an opinion of the law firm of Dechert Price & Rhoads to that effect. That opinion will be based on certain facts, assumptions and representations received from the Fund and High Yield.

     For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Consequences."

                              THE REORGANIZATION

     The terms and conditions upon which the Reorganization may be consummated are set forth in the Agreement and Plan of Reorganization, dated August 1, 1998 between the Fund and High Yield (the "Agreement") (see Exhibit A attached hereto). If certain conditions, including approval by the shareholders of the Fund, are satisfied, all of the Fund's assets will be transferred to High Yield and its certain identified liabilities assumed by High Yield. This will occur on the "Effective Date" of the Reorganization, which is November 13, 1998, or such later date as the parties may agree.

     On the Effective Date, after the transfer of the Fund's assets to High Yield and assumption of certain identified of the Fund's liabilities by High Yield, the Fund's shareholders will receive the number of newly-issued Class A, Class B, Class C and Class T shares of High Yield of equal aggregate value to the aggregate value of the Class A, Class B, Class C and Class T shares of the Fund which were previously held. The newly issued Class A, Class B, Class C and Class T shares will be credited to each shareholder's account as of the Effective Date.


TERMS OF THE AGREEMENT

     On the Effective Date, all the assets and certain identified liabilities of the Fund will be transferred to High Yield in exchange for Class A, Class B, Class C and Class T voting shares of High Yield on the basis of relative net asset value. The Fund will then distribute to its shareholders the Class A, Class B, Class C and Class T shares, as appropriate, of High Yield received by the Fund pursuant to the terms of the Agreement in complete liquidation of the Fund.

     The transaction described above, which will take place on the Effective Date, will not result in a diminution or inflation of the value of any shareholder's investment with respect to the newly issued Class A, Class B, Class C and Class T shares of High Yield as compared with the Class A, Class B, Class C and Class T shares of the Fund previously held.

     As of the Effective Date, High Yield will, through its transfer agent, credit on its books and confirm in writing an appropriate number of full and fractional Class A, Class B, Class C and Class T shares of High Yield to each Class A, Class B, Class C and Class T shareholder of the Fund, where applicable, regardless of whether such shareholder holds physically-issued certificates. As of the Effective Date, any such certificate representing Class A, Class B, Class C and Class T shares of the Fund will represent only the right to receive an appropriate number of Class A, Class B, Class C and Class T shares of High Yield. Therefore, as of the Effective Date, present certificate holders of the Fund will be asked to surrender their certificates. No redemption or repurchase of any High Yield Class A, Class B, Class C and Class T shares credited to former shareholders of the Fund in place of Fund shares represented by unsurrendered certificates will be permitted until such certificates have been surrendered for cancellation. Any shareholder of the Fund who wishes to receive a certificate representing his or her Class A, Class B, Class C and Class T shares in Strategic must submit a written request therefor, along with any certificates representing Class A, Class B, Class C and Class T shares of the Fund, accompanied by such proper instruments of transfer, such as stock powers and signature guarantees, as High Yield may reasonably require.

     The Agreement sets forth certain conditions to the obligations of the parties to proceed with the Reorganization, including the approval of the Reorganization by shareholders of the Fund, an opinion of counsel as to tax matters (depending on then-existing facts and circumstances), and the accuracy of various representations and warranties of each fund. Further, if the Reorganization is not approved at the Meeting, the funds will continue to operate separately; however, the proposal may be resubmitted to the Fund's shareholders, or the Trustees of the Fund, may consider what other action, if any, should be taken, including operating the Fund as it presently operates, terminating future sales of shares of the Fund, or seeking shareholder approval to liquidate the Fund.


DESCRIPTION OF SECURITIES TO BE ISSUED

     Shareholders of the Fund will be issued Class A, Class B, Class C and Class T shares of beneficial interest of High Yield without par value. Each share of beneficial interest entitles the holder to one vote at all meetings of High Yield shareholders, except where matters relate solely to a particular class, in which case only holders of that class of shares are entitled to vote. Shareholders of each class participate equally in dividends and distributions declared by High Yield and in remaining net assets on liquidation after satisfaction of outstanding liabilities, provided, however, that such amounts distributed to shareholders may vary by class as a result of different expenses attributable to the respective classes. High Yield shares are fully paid and nonassessable, have no preemptive, conversion or cumulative voting rights (except for conversion rights to Class A shares associated with the Class B and Class T shares of High Yield), are transferable without restriction, and are redeemable at net asset value, which redemption proceeds may be reduced by the amount of the CDSC imposed on redemption, if any.


REASONS FOR AND PURPOSES OF THE REORGANIZATION

     On July 29, 1998, management of the Adviser and Distributors recommended and the Trustees of the funds approved combining the assets of High Yield and the Fund for several reasons, namely because the investment objectives, policies and techniques of High Yield and the Fund are similar to one another. By combining the assets, Distributors could better coordinate marketing efforts and alleviate the potential for public confusion that might result from offering two similar funds. Moreover, the Adviser concluded that efficiencies could be realized by operating a single fund having as its objective high current income rather than incurring the expense of operating two such funds separately.

     Furthermore, since the Fund's inception on July 1, 1994, the assets have grown to only $57 million as of June 30, 1998. In light of the slow growth in assets over the preceding period from inception and the factors described above, the Trustees considered and determined at a meeting held on July 29, 1998 that the Reorganization was the appropriate course of action. After a discussion of various available options, the Trustees of the Fund, including all of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act), unanimously adopted a resolution declaring the Reorganization advisable and directed that it be submitted to the shareholders for consideration. Several factors, including those described below, influenced the Trustees' determination.

     The Fund's ratio of expenses to average net assets on an annualized basis was 1.48% for Class A shares, 2.20% for Class B shares, 2.19% for Class C shares and 2.08% for Class T shares for the fiscal year ended December 31, 1997, and 1.46% for Class A shares, 2.19% for Class B shares, 2.18% for Class C shares and 2.12% for Class T shares for the semi-annual period ending June 30, 1998. Since it would take a significant increase in the Fund's assets to decrease materially its expense ratio, it is not expected that the expense ratio would decrease in the near future if the Fund continued its separate existence, particularly in light of the fact that Distributors also will be distributing shares of High Yield, a fund very similar to the Fund. It is anticipated that Fund Shareholders will benefit from a lower expense ratio in High Yield after the combination (see "Fees and Expenses" and "Comparative Fee Table").

     For the period from inception (June 5, 1995 for Class A, Class B and Class C and July 1, 1994 for Class T) through December 31, 1997, the Fund's total return was 20.53% for Class A shares, 18.23% for Class B shares, 18.16% for Class C shares and 31.59% for Class T shares. For the period from January 1, 1998 through June 30, 1998, the Fund's total return was 0.23% for Class A shares, (0.14)% for Class B shares, (0.14)% for Class C shares and (0.09)% for Class T shares. While the Adviser believes that over the next market cycle the Fund's performance may continue to improve, they believe that short-term results will not rise to an adequate competitive level to provide sufficient inducement to encourage additional sales. At the Trustees' meeting held on July 29, 1998, the Trustees considered the various alternatives available, including the transfer of the Fund's assets, subject to certain identified liabilities, to High Yield and the liquidation and dissolution of the Fund. After considering a number of factors, the Trustees determined that the sale to High Yield was the most advisable course of action. The Trustees were of the view that High Yield presented opportunity for the Fund shareholders to continue to receive the services of Northstar, in a situation where shareholders could potentially benefit from economies of scale. High Yield had total net assets of approximately $258 million at June 30, 1998. The Trustees compared the investment objectives, policies, restrictions, techniques and risks of the Fund and High Yield, and concluded that High Yield may afford shareholders an investment opportunity with similar objectives but with the benefits that accompany a larger asset base. Furthermore, it was noted that the overall expense ratio of High Yield was lower than that of the Fund. See "Special Considerations and Risk Factors," "Investment Objectives and Policies," "Fees and Expenses" and "Comparative Fee Table." In considering the potential effects of the Reorganization on Fund shareholders, the Trustees reviewed a comparative cost analysis. High Yield's advisory fees are payable at a lower annual rate than are the Fund's fees. Both Fund and High Yield shares are sold at a public offering price that in the case of most Class A shares includes a sales charge. In the case of most Class B and Class C share purchases, a sales charge will be imposed at the time of redemption, in the case of

Class B shares, on a declining scale for up to five years from the date of purchase, and in the case of Class C shares, for one year from the date of purchase. Each class of each fund is also subject to a Rule 12b-1 distribution plan. See "Summary -- Comparison of the Fund and High Yield," "Investment Objectives and Policies" and "Fees and Expenses." Based upon the comparable cost structure of the two funds and in view of all relevant factors, the Trustees of the Fund, determined that on balance, the Reorganization would be beneficial to the Fund's shareholders. The Trustees of the Fund also reviewed the organizational and financial capability and reputation of Northstar, its principals and affiliates. Northstar is an indirect, wholly-owned subsidiary of ReliaStar Financial Corporation, a holding company whose subsidiaries specialize in the life and health insurance businesses. Northstar serves as adviser to fifteen other registered investment companies which, including the funds, represented in excess of $3 billion in combined assets as of June 30, 1998.

     The Fund has established an expense accrual of $.001 per share which is estimated to cover the ongoing expense of the Fund, as well as the legal, accounting and other expenses associated with the Reorganization.

     The right of a shareholder to redeem shares of the Fund at any time prior to the Effective Time has not been impaired by the approval of the Reorganization. Therefore, a shareholder may redeem in accordance with the redemption procedure set forth in the Fund's current prospectus. The Fund does not impose any redemption charges; however, certain redemptions may be subject to a CDSC. Shareholders should consult with their personal tax advisors as to the different tax consequences of redeeming their shares as opposed to exchanging their shares for High Yield shares in the Reorganization. See "Tax Consequences" below.


CERTAIN EFFECTS OF THE REORGANIZATION ON SHAREHOLDERS OF THE FUND

     Upon consummation of the Reorganization, any prior election by Fund shareholders to reinvest dividends and distributions in additional shares or to receive dividends or distributions in cash will continue in effect until changed as set forth in High Yield's Prospectus (such options for reinvestment being identical to the Fund's). Shareholders of the Fund will receive shares of High Yield having, on the Effective Date, the equivalent value in the aggregate of the shares of the Fund previously held, in accordance with the terms of the Agreement.


EXPENSES OF THE REORGANIZATION

     The aggregate expense to both funds for effecting the Reorganization is estimated at approximately $20,000. the Fund and High Yield will each bear its respective expenses incurred in the Reorganization.


CERTAIN LEGAL EFFECTS

     Upon consummation of the Reorganization, High Yield will continue to be governed by the provisions of its current Amended and Restated Declaration of Trust and By-Laws. High Yield's affairs will be supervised by the current Trustees of High Yield.


TAX CONSEQUENCES

     The Reorganization has been structured with the intention that it will qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). In the event that the Reorganization so qualifies based on existing facts and circumstances at the time of consummation of the Reorganization, the Fund and High Yield will receive an opinion of counsel to that effect. Accordingly, pursuant to this treatment, no gain or loss will be recognized by the Fund or High Yield or Fund shareholders as a result of the Reorganization; the basis of High Yield shares received by Fund shareholders in exchange for their shares of the Fund will equal the basis of the Fund shares so surrendered; the holding period of High Yield shares received by Fund shareholders in exchange for their shares of the Fund will include the period during which such shareholders held shares of the Fund (provided that the Fund shares were held as capital assets on the date of the Reorganization); the basis of the assets acquired by High Yield will be the same as the basis of such assets when held by the Fund immediately prior to the Reorganization; and the holding period of the assets of the Fund when held by High Yield will include the period during which such assets were held by the Fund.

     The opinion of counsel will be based upon certain representations made by the Fund and High Yield. While an opinion of counsel does not bind the Internal Revenue Service (the "IRS") or the courts, it will reflect such counsel's view, as of the closing of the Reorganization, as to the expected Federal income tax treatment of the

Reorganization. If the IRS were to take a position contrary to the views expressed by such counsel, and succeed in asserting such position, shareholders would be treated as having received shares of High Yield in a transaction in which gain or loss would be recognized for Federal income tax purposes and High Yield would be treated for such purposes as having purchased the assets of the Fund for their fair market value. In the event that more than fifty percent of the Fund's shares are redeemed prior to or shortly after the date of consummation of the Reorganization, the Reorganization most probably will not qualify as a tax-free reorganization under the Code. The Reorganization will nevertheless be consummated, subject to the other conditions of the Agreement. In such event (i) the basis of the assets of the Fund acquired by High Yield will be their value on the date of the Reorganization and the holding period will start on the day following such date; (ii) each shareholder of the Fund will recognize gain or loss on the exchange of his or her Fund shares for High Yield shares, generally equal to the difference between his or her basis in the surrendered Fund shares and the value of the High Yield shares received in exchange as of the Effective Date; and (iii) the holding period for the High Yield shares received by a former Fund shareholder will commence as of the day following the Effective Date. At its fiscal year end on December 31, 1997, the Fund had capital loss carryforwards of approximately $1.9 million. The Fund currently also has net unrealized losses of approximately $3.7 million, because the aggregate basis for all of the Fund's assets exceeds the fair market value of those assets. If the Reorganization is carried out, the ability of High Yield to utilize the Fund's capital loss carryforwards, as well as any recognized loss attributable to the Fund's net unrealized built- in losses immediately before the Reorganization, will be limited under the Code. As a result of this limitation, it is possible that High Yield will not be able to use these losses as rapidly as the Fund might have been able to, and part or all of these losses may not be usable by High Yield at all. The ability of the Fund or High Yield to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains eligible to be offset. Net capital loss carryforwards of regulated investment companies generally expire at the end of the eighth taxable year after they arise if they have not been absorbed by that time. Therefore, under the limitation described above, it is possible that some or all of the losses from the Fund will expire unutilized.

     Shareholders should consult their tax advisors regarding the effect of the proposed transactions in light of their individual circumstances. As the foregoing discussion relates only to Federal income tax consequences, shareholders should also consult their tax advisors as to the state and local tax consequences of such transactions.


RECOMMENDATION OF THE TRUSTEES

     Based upon their review, the Trustees of the Fund, concluded that the participation of the Fund in the proposed Reorganization would be in the best interests of the Fund and its shareholders and that the Reorganization would not result in the dilution of existing shareholders' interests. The Trustees of the Fund, including the Independent Trustees, have unanimously recommended that the Fund's shareholders vote FOR the Reorganization. See "Information Concerning the Special Meeting -- Voting Rights and Required Vote."


                           PRO-FORMA CAPITALIZATION

     The capitalization of the Class A shares of the Fund and High Yield as of June 30, 1998 and the pro forma combined capitalization of High Yield as of that date after giving effect to the Reorganization are as follows:



                                                                PRO FORMA
                                  FUND          HIGH YIELD     ADJUSTMENTS      COMBINED
                            ---------------- ---------------- ------------- ----------------
     Net Assets:              $ 12,076,519     $ 22,919,740     $  3,752      $ 35,000,011
     Net Asset Value PerShare
  Outstanding:                $      11.60     $       9.16                   $       9.16
     Shares Outstanding:         1,040,990        2,502,717      277,407         3,821,114

     The capitalization of the Class B shares of the Fund and High Yield as of June 30, 1998 and the pro forma combined capitalization of High Yield as of that date after giving effect to the Reorganization are as follows:



                                                             PRO FORMA
                                 FUND         HIGH YIELD    ADJUSTMENTS      COMBINED
                            -------------- --------------- ------------- ---------------
     Net Assets:              26,517,258     119,068,705       15,610      145,601,573
     Net Asset Value PerShare
  Outstanding:                      11.59            9.17                          9.17
     Shares Outstanding:       2,287,013      12,990,493      604,727       15,882,233

     The capitalization of the Class C shares of the Fund and High Yield as of June 30, 1998 and the pro forma combined capitalization of High Yield as of that date after giving effect to the Reorganization are as follows:



                                                           PRO FORMA
                                 FUND       HIGH YIELD    ADJUSTMENTS     COMBINED
                            ------------- -------------- ------------- --------------
  Net Assets:                 3,052,930     22,341,288        2,723      25,396,941
  Net Asset Value PerShare
  Outstanding:                     11.58           9.16                         9.16
  Shares Outstanding:           263,624      2,438,073       69,665       2,771,362

     The capitalization of the Class T shares of the Fund and High Yield as of June 30, 1998 and the pro forma combined capitalization of High Yield as of that date after giving effect to the Reorganization are as follows:



                                                            PRO FORMA
                                 FUND        HIGH YIELD    ADJUSTMENTS      COMBINED
                            -------------- -------------- ------------- ---------------
     Net Assets:              15,679,445     93,516,064       39,044      109,234,553
     Net Asset Value PerShare
  Outstanding:                      11.60           9.16                          9.16
     Shares Outstanding:       1,352,019     10,212,258      359,711       11,923,988

                            PERFORMANCE INFORMATION

     Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the Commission and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the fund (giving effect to the deduction of a sales charge, if applicable) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period (and giving effect to a CDSC, if applicable); and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.


AVERAGE ANNUAL TOTAL RETURN -- CLASS A SHARES

     The following table reflects average annual total returns for one year and since inception (June 5, 1995) periods ending June 30, 1998 for Class A shares of the Fund and Class A shares of High Yield assuming the effect of the applicable sales charge:



PERIOD                      FUND      HIGH YIELD
---------------------- ------------- -----------
  One Year ...........      (5.21)%      4.89%
  Since Inception ....       4.68%       9.50%

AVERAGE ANNUAL TOTAL RETURN -- CLASS B SHARES

     The following table reflects average annual total returns for the one year and since inception (June 5, 1995) periods ending June 30, 1998 for Class B shares of the Fund and Class B shares of High Yield assuming the effect of the applicable sales charge:



PERIOD                      FUND      HIGH YIELD
---------------------- ------------- -----------
  One Year ...........      (5.89)%      4.45%
  Since Inception ....       5.00%       9.95%

AVERAGE ANNUAL TOTAL RETURN -- CLASS C SHARES

     The following table reflects average annual total returns for the one year and since inception (June 5, 1995) periods ending June 30, 1998 for Class C shares of the Fund and Class C shares of High Yield assuming the effect of the applicable sales charge:



PERIOD                      FUND      HIGH YIELD
---------------------- ------------- -----------
  One Year ...........      (2.14)%      8.32%
  Since Inception ....       5.54%      10.44%

AVERAGE ANNUAL TOTAL RETURN -- CLASS T SHARES

     The following table reflects average annual total returns for the one-year and since inception (July 1, 1994 for the Fund and May 30, 1989 for High Yield) periods ending June 30, 1998 for Class T shares of the Fund and Class T shares of High Yield assuming the effect of the applicable sales charge:



PERIOD                       FUND      HIGH YIELD
----------------------- ------------- -----------
  One Year ............      (4.79)%      5.79%
  Five Years ..........     N/A           9.45
  Since Inception .....       6.88%      10.83%

     Current yield reflects the income per share earned by a fund's portfolio investments. Yield for each class will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum public offering price, which in the case of Class A shares includes the sales load, of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period.


YIELD

     The yield of the Class A, Class B, Class C and Class T shares of the Fund for the 30-day period ended June 30, 1998 was 7.91%, 7.56%, 7.57% and 7.68%, respectively. The yield of the Class A, Class B, Class C and Class T shares of High Yield for the 30-day period ended June 30, 1998 was 7.03%, 6.66%, 6.65% and 7.07%, respectively.


                      INFORMATION CONCERNING THE MEETING

     Proxies in the form enclosed with this Proxy Statement/ Prospectus are being solicited by the Trustees of the Fund for use at the special meeting of shareholders of the Fund (the "Meeting"). It is anticipated that this Proxy Statement/Prospectus will first be mailed to shareholders on or about October 5, 1998.

     The costs of preparing, printing and mailing the accompanying Notice of Special Meeting and this Proxy Statement/Prospectus and the costs of the Meeting will be borne by the Fund. Such costs will come to approximately $10,000. Proxy materials may be distributed through brokers, custodians and nominees to beneficial owners and the Fund may reimburse such parties for reasonable charges and expenses. In addition, proxies may be solicited by telephone or telegraph by officers, employees and agents of the Fund on behalf of the Trustees, or by independent solicitors, the expenses of which may be charged to the Fund. The Fund has not yet retained a proxy solicitor and does not currently intend to do so. If the Fund does retain a proxy solicitor, however, such a solicitor would typically be paid a fee of $5,000 for a solicitation of this size. The mailing address of the Fund is 300 First Stamford Place, Stamford, Connecticut 06902.

DATE, TIME AND PLACE OF MEETING

     The Meeting will be held on November 12, 1998 at the offices of the Fund, 300 First Stamford Place, Stamford, Connecticut 06902, at 10:00 a.m., Eastern Time.


SOLICITATION, REVOCATION AND USE OF PROXIES

     A shareholder executing and returning a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the approval of the Reorganization.


3. RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of the Fund's shares of beneficial interest, par value $0.01 per share, at the close of business on September 14, 1998 (the "Record Date") are entitled to vote at the Meeting and any adjournment thereof. The holders of greater than 50% of the Fund shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present, but which have not been voted. Broker "non-votes" are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner(s) or other person(s) entitled to vote nor has discretionary power to vote on a particular matter. Abstentions and broker "non-votes" will have the effect of a vote AGAINST the proposed Reorganization, which proposal requires the affirmative vote of a majority of all of the votes entitled to be cast at the Meeting.

     In the event that a quorum is not present at the Meeting, or a quorum is present, but sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Reorganization in favor of such an adjournment and will vote those proxies which they are required to vote AGAINST the Reorganization against any such adjournment. At the close of business on the Record Date, there were shares of beneficial interest of the Fund outstanding and entitled to vote.


VOTING RIGHTS AND REQUIRED VOTE

     Each share of beneficial interest of the Fund is entitled to one vote. See "Security Ownership of Certain Shareholders and Management." Approval of the Reorganization requires the affirmative vote of a majority of the Fund's shares of beneficial interest outstanding and entitled to vote at the Meeting (as the term "majority" is defined in the 1940 Act). If the Reorganization is not approved by the shareholders of the Fund, Trustees of the Fund, will consider other possible courses of action, including operating the Fund as it presently operates, terminating future sales of shares of the Fund, or seeking shareholder approval to liquidate the Fund. The votes of the shareholders of High Yield are not being solicited because their approval or consent is not necessary for the Reorganization to take place. On September 14, 1998 there
were   shares of High Yield outstanding. No person was known by management of
High Yield to own beneficially or of record more than 5% of the outstanding shares of High Yield on that date. All of the officers and directors of High Yield as a group own less than 1% of High Yield's shares.


           SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS AND MANAGEMENT

     As of September 14, 1998, ReliaStar Financial Corporation, 20 Washington Avenue South, Minneapolis, Minnesota 55401,which was organized in Minnesota, and Northern Life Insurance Company, 1110 Third Avenue, Seattle, Washington
98101, which was organized in Washington, were the record owner of   % and of
  %, respectively, of the Fund's outstanding shares. No other persons were known by management to own beneficially or of record more than 5% of the outstanding shares of the Fund.

     Trustees and officers as a group owned beneficially or of record less than 1% of the outstanding shares of the Fund as of September 14, 1998.


                             FINANCIAL STATEMENTS

     The financial statements of the funds contained in their annual report to shareholders for the fiscal year ended December 31, 1997 have been audited by PricewaterhouseCoopers LLP, the funds' independent auditors. These financial statements and the unaudited semi-annual reports to shareholders of High Yield and the Fund for the six-month periods ended June 30, 1998, are incorporated by reference in the SAI to this Proxy Statement/ Prospectus and are incorporated by reference herein. Such financial statements will be provided upon request of the SAI to this Proxy Statement/Prospectus.


         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     The funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.


                                 OTHER MATTERS

     The Trustees of the Fund know of no other matters that may come before the Meeting. If any such matters should properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment. Please mark, sign, date and return the enclosed proxy promptly. No postage is required on the enclosed envelope if mailed in the United States.

                                        By Order of the Trustees,




                                        Stephanie L. Beckner
                                        SECRETARY

Stamford, Connecticut
October 5, 1998

                                                                       EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this first day of September, 1998, by and between NORTHSTAR HIGH YIELD FUND (the "Acquiring Fund"), a Massachusetts business trust with its principal place of business at 300 First Stamford Place, Stamford, Connecticut 06902 and NORTHSTAR STRATEGIC INCOME FUND (the "Acquired Fund"), a Massachusetts business trust with its principal place of business at 300 First Stamford Place, Stamford, Connecticut 06902.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class T voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Acquiring Fund have determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

     WHEREAS, the Trustees of the Trust, on behalf of the Acquired Fund, have determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

     WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund in an attempt to achieve greater operating economies and increased portfolio diversification;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF CERTAIN IDENTIFIED ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor
(i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C and Class T Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by the administrator of the Acquiring Fund and the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles ("GAAP") consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected on that unaudited statement of assets and liabilities, and shall not assume any other liabilities.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C and Class T Acquiring Fund Shares to be so credited to Class A, Class B, Class C and Class T Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class T shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C and Class T Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.


2. VALUATION

     2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Amended and Restated Declaration of Trust and then-current prospectus or statement of additional information.

     2.2 The net asset value of a Class A, Class B, Class C or Class T Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Amended and Restated Declaration of Trust and then-current prospectus or statement of additional information.

     2.3 The number of the Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C and Class T shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by Northstar Investment Management Corporation ("Northstar") or its designated agent.

3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be November 13, 1998, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Northstar, 300 First Stamford Place, Stamford, Connecticut, or at such other time and/or place as the parties may agree.

     3.2 State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver, at the Closing, a certificate of an authorized officer stating that the Acquired Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

     3.3 First Data Investor Services Group, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C and Class T shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. REPRESENTATIONS AND WARRANTIES

   4.1 The Acquired Fund, represents and warrants to the Acquiring Fund as follows:

     (a) The Acquired Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust to own all of its properties and assets and, to the knowledge of the Trust, to carry on its business as it is now being conducted;

     (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

     (c) To the knowledge of the Acquired Fund, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

     (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities of the Acquired Fund at December 31, 1997 has been audited by PricewaterhouseCoopers LLP, independent accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (h) Since December 31, 1997, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

     (i) On the Closing Date, all material Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid, provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (j) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

     (k) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that, under Massachusetts law, Acquired Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquired Fund). All of the issued and outstanding shares of the Acquired Fund will, at the time of closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (l) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund's Trustees, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (o) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6 , insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.


   4.2 The Acquiring Fund represents and warrants to the Acquired Fund as follows:

     (a) The Acquiring Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Fund's Amended and Restated Declaration of Trust to own all of its properties and assets and, to the knowledge of the Acquiring Fund, to carry on its business as it is now being conducted;

     (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, are in full force and effect;

     (c) To the knowledge of the Acquiring Fund, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of the Acquiring Fund's Amended and Restated Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

     (g) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, except as previously disclosed in writing to the Acquired Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

     (h) The Statement of Assets and Liabilities of the Acquiring Fund at December 31, 1997 has been audited by PricewaterhouseCoopers LLP, independent accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since December 31, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders, shall not constitute a material adverse change;

     (j) On the Closing Date, all material Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that, under Massachusetts law, Acquiring Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that, under Massachusetts law, Acquiring Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

     (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (p) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

     (q) The Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which such statements were made not materially misleading; and

     (r) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.


5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably request concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C and Class T Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

     6.3 The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

     (a) The Acquiring Fund is a business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts;

     (b) the Acquiring Fund has the power under its Amended and Restated Declaration of Trust, to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act;

     (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated thereby will not, result in the violation of the Acquiring Fund's Amended and Restated Declaration of Trust and By-laws or of any agreement to which the Acquiring Fund is a party or by which it is bound; and

     (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the consummation of the transactions contemplated in the Agreement have been obtained or made.

     6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4 The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

     (a) The Acquired Fund is a business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts;

     (b) the Acquired Fund, has the power under its Declaration of Trust, to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund's registration statement under the 1940 Act;

     (c) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated thereby will not, result in the violation of the Acquired Fund's Declaration of Trust and By-laws or of any agreement to which the Acquired Fund is a party or by which it is bound; and

     (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the consummation of the transactions contemplated in the Agreement have been obtained or made; and

     7.5 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert Price & Rhoads addressed to the Acquiring Fund and Acquired Fund substantially to the effect that the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert Price & Rhoads determines that the transaction contemplated by this Agreement does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.


9. BROKERAGE FEES AND EXPENSES

     9.1 The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.


11. TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such board, make proceeding with the Agreement inadvisable.


12. AMENDMENTS

     This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund, 300 First Stamford Place, Stamford, Connecticut 06902, or to the Acquired Fund, 300 First Stamford Place, Stamford, Connecticut 06902.


14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Declaration of Trust of the Acquiring Fund. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Amended and Restated Declaration of Trust of the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.



     Attest:                               NORTHSTAR HIGH YIELD FUND

     ------------------------------        By: _______________________________
     SECRETARY

                                           Its: ______________________________



     Attest:                               NORTHSTAR STRATEGIC INCOME FUND

     ------------------------------        By: _______________________________
     SECRETARY

                                           Its: ______________________________

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                OCTOBER 5, 1998


                          acquisition of the assets of
                        NORTHSTAR STRATEGIC INCOME FUND
                            300 First Stamford Place
                          Stamford, Connecticut 06902
                           Telephone: (800) 595-7827


     by and in exchange for Class A, Class B, Class C and Class T shares of
                           NORTHSTAR HIGH YIELD FUND
                            300 First Stamford Place
                          Stamford, Connecticut 06902
                           Telephone: (800) 595-7827

     This Statement of Additional Information, relating specifically to the proposed acquisition of all of the assets of the Northstar Strategic Income Fund (the "Fund") by the Northstar High Yield Fund ("High Yield"), in exchange for shares of High Yield, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) The combined Prospectus for the Funds dated March 1, 1998;

     (2) The Statement of Additional Information of High Yield dated March 1, 1998; and

     (3) Pro forma combining financial statements (unaudited) of the Fund and High Yield as of June 30, 1998.

     This Statement of Additional Information also consists of the following documents, each of which is incorporated by reference herein as follows:

   (1) The Annual Report of the Fund and High Yield for the fiscal year ended December 31, 1997 (incorporated by reference herein to the filing thereof with the SEC on March 4, 1998) and

   (2) The Semi-Annual Report of the Fund and High Yield for the six-month period ended June 30, 1998 (incorporated by reference herein to the filing thereof with the SEC on August 27, 1998).

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated October 5, 1998 relating to the above-referenced matter may be obtained from the Northstar High Yield Fund at the number and address listed above. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement/Prospectus.

                                      THE
                                   NORTHSTAR
                                     FUNDS
                                   PROSPECTUS
                                 March 1, 1998

                                 [Star Graphic]

This prospectus contains important information about investing in the Northstar Funds. In this prospectus, we have divided our Funds into three categories:
GROWTH FUNDS: Growth Fund, Growth + Value Fund, Special Fund, International Value Fund and Emerging Markets Value Fund; INCOME AND GROWTH FUNDS: the Income and Growth Fund and Balance Sheet Opportunities Fund; and INCOME FUNDS: the High Yield Fund, High Total Return Fund II, Strategic Income Fund and Government Securities Fund. Please read the prospectus carefully before you invest and keep it for future reference. Your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency, is affected by market fluctuations -- there is no guarantee that the funds will achieve their objectives. Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

WHAT'S
INSIDE

[LOGO]     OBJECTIVES

           INVESTMENT
[LOGO]     STRATEGY

[LOGO]     HOLDINGS

[LOGO]     RISKS

           WHAT
           YOU PAY
[LOGO]     TO INVEST

           HOW THE
           FUND HAS
[LOGO]     PERFORMED

                            These pages contain a description of each of our funds, including its objective, investment strategy, types of holdings, risks and portfolio manager(s). You'll also find:
                            WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in the fund.
                            HOW THE FUND HAS PERFORMED.
                            A chart that shows the fund's financial performance for up to ten years, by share class.

AN INTRODUCTION TO THE
NORTHSTAR FAMILY OF FUNDS                  3

NORTHSTAR GROWTH FUNDS

Growth Fund                                4

Growth + Value Fund                        6

Special Fund                               8

International Value Fund                  10

Emerging Markets Value Fund               12

NORTHSTAR INCOME AND GROWTH FUNDS

Income and Growth Fund                    14

Balance Sheet Opportunities Fund          16

NORTHSTAR INCOME FUNDS

High Yield Fund                           18

High Total Return Fund II                 20

Strategic Income Fund                     22

Government Securities Fund                24

MEET THE PORTFOLIO MANAGERS               26

YOUR GUIDE TO BUYING, SELLING AND
EXCHANGING SHARES OF NORTHSTAR
FUNDS                                     32

MUTUAL FUND EARNINGS AND YOUR
TAXES                                     39

THE BUSINESS OF MUTUAL FUNDS              41

THE RISKS OF INVESTING IN MUTUAL
FUNDS                                     43

WHERE TO GO FOR MORE INFORMATION          47

                                                                 INTRODUCTION TO
                                                                   THE NORTHSTAR
                                                                 FAMILY OF FUNDS

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the risks and potential benefits associated with each of our funds. This prospectus has been designed to help you make informed decisions about your investments. As noted below, the Northstar family of funds is divided into three categories.

                                      [ICON]
GROWTH FUNDS

If you have any questions about the Northstar family of funds or about choosing suitable investments, please call us at 1-800-595-7827.

  Our Growth Funds focus on long-term growth by investing primarily in equities. They will suit you if you:

  - are investing for the long-term -- at least several years

  - are willing to accept higher risk in exchange for potentially higher long-term returns.

INCOME AND GROWTH FUNDS

  Our Income and Growth Funds seek income and growth of capital in varying combinations.
  They will suit you if you:

  - want both regular income and capital appreciation

  - are looking for potentially higher returns than those offered by the Income Funds, but don't feel comfortable with the level of risk associated with the Growth Funds.

INCOME FUNDS

  Northstar offers both aggressive and conservative Income Funds. Both offer regular income, but some take higher risks to attain higher returns.
  They will suit you if you:

  - want a regular stream of income

  - want higher potential returns than a money market fund

  - are willing to accept more risk than a money market fund.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.

                                                            Registrant
 NORTHSTAR                                                  Northstar Growth
 GROWTH                                                     Fund
 FUND                                                       Portfolio manager
                                                            Geoffrey Wadsworth

OBJECTIVE
This fund seeks long-term growth of capital by investing primarily in domestic common stocks.

INVESTMENT
STRATEGY
The fund invests in large and mid-sized companies that the portfolio manager feels have above average prospects for growth.

HOLDINGS
Under normal market conditions, the fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. The fund also holds preferred stocks and convertible securities. It may invest up to 20% of its net assets in foreign issuers, but only 10% can be in securities that are not listed on a U.S. securities exchange. It may also invest in other higher-risk securities and engage in other investment practices. These are described in the section beginning on page 42.

RISKS
Because it invests in equities, the fund is affected by changes in the stock market. This fund is also subject to the risks associated with investing in foreign securities. Please refer to the section beginning on page 42, THE RISKS OF INVESTING IN MUTUAL FUNDS.

--------------------------------------------------------------------------------

FEES YOU PAY DIRECTLY

                                              CLASS A      CLASS B      CLASS C      CLASS T
----------------------------------------------------------------------------------------------
 Maximum sales charge on your
 initial investment (as a % of
 offering price)                     %            4.75         none         none         none
 Maximum deferred sales charge       %            none(1)       5.00(2)       1.00(2)       4.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)

                                              CLASS A      CLASS B      CLASS C      CLASS T
----------------------------------------------------------------------------------------------
 Management fee                      %            0.75         0.75         0.75         0.75
 12b-1 fee(3)                        %            0.30         1.00         1.00         0.95
 Other expenses                      %            0.32         0.39         0.42         0.33
 TOTAL FUND OPERATING EXPENSES       %            1.37         2.14         2.17         2.03

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                                         YEAR 1       YEAR 3       YEAR 5       YEAR 10
------------------------------------------------------------------------------------------
 Class A
 with redemption                $              61           89          119          204
 ..........................................................................................................................

 Class B
 with redemption                $              72           97          135          227(4)
 without redemption             $              22           67          115          227(4)
 ..........................................................................................................................

 Class C
 with redemption                $              32           68          116          250
 without redemption             $              22           68          116          250
 ..........................................................................................................................

 Class T
 with redemption                $              61           84          109          219  (5)
 without redemption             $              21           64          109          219  (5)
 ..........................................................................................................................

----------------------------

(1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 31 for details.

4      Growth Fund

 HOW THE                                                              NORTHSTAR
 FUND HAS                                                                GROWTH
 PERFORMED            The following        Audited by other                FUND
 [ICON]               chart shows the      independent
                      fund's financial     accountants prior
                      performance by       to 1995.
                      share class. The     The fund's
                      1995, 1996 and       performance is
                      1997 figures have    also reported in
                      been audited by      national
                      Coopers & Lybrand    newspapers under
                      L.L.P.,              these trading
                      independent          symbols: GRWTHA or
                      accountants.         GRWTHT.

(2) This charge decreases over time. Please see page 31 for details.
----------------------------
(3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.

----------------------------
(4) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

(5) Class T shares convert to Class A shares after year 8 or on June 2, 1998, whichever is later. This figure uses Class A expenses for years 9 and 10.

[ICON]
WHAT YOU PAY
TO INVEST
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                              Growth Fund      5

                                                            REGISTRANT
 NORTHSTAR                                                  Northstar Growth
 GROWTH                                                     Fund
 FUND                                                       PORTFOLIO MANAGER
                                                            Geoffrey Wadsworth

                                                                   CLASS A                              CLASS B
YEAR ENDED DECEMBER 31,                                1997       1996        1995(1)       1997       1996        1995(1)
-----------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of the
 period                                       $          17.92      15.53        17.59        17.76      15.50        17.59
 Net investment income (loss)                 $           0.03       0.02         0.08        (0.15)     (0.06)        0.06
 Net realized and unrealized gain on
 investments                                  $           4.16       3.18         1.95         4.17       3.13         1.92
 TOTAL FROM INVESTMENT OPERATIONS             $           4.19       3.20         2.03         4.02       3.07         1.98
 Dividends from net investment income         $             --         --        (0.10)          --         --        (0.08)
 Dividends from net realized gain on
 investments sold                             $          (0.85)     (0.81)       (3.99)       (0.85)     (0.81)       (3.99)
 TOTAL DISTRIBUTIONS                          $          (0.85)     (0.81)       (4.09)       (0.85)     (0.81)       (4.07)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                       $          21.26      17.92        15.53        20.93      17.76        15.50
 TOTAL INVESTMENT RETURN(2)                   %          23.59      20.54        11.55        22.84      19.74        11.27
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                      $          9,334      4,750        1,355        8,815      4,444        1,987
 Ratio of expenses to average net assets      %           1.37        150         1.42(3)      2.14       2.20         2.07(3)
 Ratio of expense reimbursement to
 average net assets                           %           0.03       0.06           --           --       0.04           --
 Ratio of net investment income (loss)
 to average net assets                        %           0.04       0.11         0.63(3)     (0.95)     (0.55)        0.06(3)
 Average commissions per share                $         0.0609     0.0593           --       0.0609     0.0593           --
 Portfolio turnover rate                      %             32         62          134           32         62          134

                                                        CLASS C
YEAR ENDED DECEMBER 31,                     1997       1996        1995(1)
----------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of the
 period                                       17.76      15.50        17.59
 Net investment income (loss)                 (0.13)     (0.05)        0.04
 Net realized and unrealized gain on
 investments                                   4.13       3.12         1.92
 TOTAL FROM INVESTMENT OPERATIONS              4.00       3.07         1.96
 Dividends from net investment income            --         --        (0.06)
 Dividends from net realized gain on
 investments sold                             (0.85)     (0.81)       (3.99)
 TOTAL DISTRIBUTIONS                          (0.85)     (0.81)       (4.05)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                       20.91      17.76        15.50
 TOTAL INVESTMENT RETURN(2)                   22.73      19.74        11.17
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                      1,152        365           69
 Ratio of expenses to average net assets       2.17        220         2.11(3)
 Ratio of expense reimbursement to
 average net assets                              --       0.15           --
 Ratio of net investment income (loss)
 to average net assets                        (1.00)     (0.57)        0.02(3)
 Average commissions per share               0.0609     0.0593           --
 Portfolio turnover rate                         32         62          134

                                                                                       CLASS T
YEAR ENDED DECEMBER 31,                                1997       1996       1995       1994       1993       1992       1991
--------------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of the
 period                                       $          17.82      15.53      15.75      17.33      16.36      16.37      12.49
 Net investment income (loss)                 $          (0.17)     (0.06)      0.07       0.08       0.02       0.02       0.09
 Net realized and unrealized gain (loss)
 on investments                               $           4.22       3.16       3.77      (1.41)      1.67       1.30       4.62
 TOTAL FROM INVESTMENT OPERATIONS             $           4.05       3.10       3.84      (1.33)      1.69       1.32       4.71
 Dividends from net investment income         $             --         --      (0.07)     (0.08)     (0.04)     (0.02)     (0.08)
 Dividends from net realized gain on
 investments sold                             $          (0.85)     (0.81)     (3.99)     (0.15)     (0.67)     (1.31)     (0.75)
 Distributions from capital                   $             --         --         --      (0.02)     (0.01)        --         --
 TOTAL DISTRIBUTIONS                          $          (0.85)     (0.81)     (4.06)     (0.25)     (0.72)     (1.33)     (0.83)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                       $          21.02      17.82      15.53      15.75      17.33      16.36      16.37
 TOTAL INVESTMENT RETURN(2)                   %          22.94      19.90      24.40      (7.66)     10.36       8.05      38.10
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                      $         73,674     70,406     76,343     76,391     80,759     56,759     40,884
 Ratio of expenses to average net assets      %           2.03       2.00       2.00       2.00       2.04       2.15       2.25
 Ratio of expense reimbursement to
 average net assets                           %             --       0.04         --         --         --         --         --
 Ratio of net investment income (loss)
 to average net assets                        %          (0.81)     (3.05)      0.37       0.49       0.13       0.09       0.66
 Average commissions per share                $         0.0609     0.0593         --         --         --         --         --
 Portfolio turnover rate                      %             32         62        134         54         42         47         64

YEAR ENDED DECEMBER 31,                     1990       1989       1988
----------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of the
 period                                       13.85      11.96      10.47
 Net investment income (loss)                  0.10       0.20       0.16
 Net realized and unrealized gain (loss)
 on investments                               (0.83)      2.66       1.58
 TOTAL FROM INVESTMENT OPERATIONS             (0.73)      2.86       1.74
 Dividends from net investment income         (0.10)     (0.20)     (0.17)
 Dividends from net realized gain on
 investments sold                             (0.51)     (0.76)     (0.08)
 Distributions from capital                   (0.02)     (0.01)        --
 TOTAL DISTRIBUTIONS                          (0.63)     (0.97)     (0.25)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                       12.49      13.85      11.96
 TOTAL INVESTMENT RETURN(2)                   (5.24)     24.25      16.70
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                     24,927     29,842     25,359
 Ratio of expenses to average net assets       2.33       2.33       2.46
 Ratio of expense reimbursement to
 average net assets                              --         --         --
 Ratio of net investment income (loss)
 to average net assets                         0.80       1.39       1.40
 Average commissions per share                   --         --         --
 Portfolio turnover rate                         54         75         59

--------------------------------------------------------------------------------

(1) Classes A, B & C commenced operations on June 5, 1995.

(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges. Prior to 1992, not covered by auditor's report.
(3) Annualized.

6      Growth Fund

                                                               Registrant
 NORTHSTAR GROWTH +                                            Northstar Trust
 VALUE FUND                                                    Portfolio manager
                                                               Louis Navellier

OBJECTIVE
This fund seeks capital appreciation by investing in a diversified portfolio of equity securities.

INVESTMENT
STRATEGY
The fund invests primarily in companies the portfolio manager identifies as either GROWTH or VALUE through quantitative analysis.

Growth companies have above average earnings or sales growth and higher price to earnings ratios. Value companies are temporarily undervalued or out of favor, and tend to have lower price to book ratios, higher earnings or dividend yields and higher returns on equity. The percentage of fund assets allocated to the two different kinds of companies varies depending on the portfolio manager's assessment of economic conditions and investment opportunities.

HOLDINGS
Under normal market conditions, the fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. The fund also holds preferred stocks and convertible securities. It may invest up to 20% of its net assets in foreign issuers, but only 10% can be in securities that are not listed on a U.S. securities exchange. It may also invest in other higher-risk securities and engage in other investment practices. These are described in the section beginning on page 40.

RISKS
Because it invests in equities, the fund is affected by changes in the stock market. This fund is also subject to the risks associated with investing in foreign securities. Please refer to the section beginning on page 40, THE RISKS OF INVESTING IN MUTUAL FUNDS.

--------------------------------------------------------------------------------

FEES YOU PAY DIRECTLY

                                                   CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------------

 Maximum sales charge on your
 initial investment (as a % of
 offering price)                          %            4.75         none         none
 Maximum deferred sales charge            %            none(1)       5.00(2)       1.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)

                                                   CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------------

 Management fee                           %            1.00         1.00         1.00
 12b-1 fee(3)                             %            0.30         1.00         1.00
 Other expenses                           %            0.54         0.55         0.56
 TOTAL FUND OPERATING EXPENSES            %            1.84         2.55         2.56

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                                         YEAR 1       YEAR 3       YEAR 5       YEAR 10
------------------------------------------------------------------------------------------
 Class A
 with redemption                $              65          103          142          253
 ..........................................................................................................................

 Class B
 with redemption                $              76          109          156          271(4)
 without redemption             $              26           79          136          271(5)
 ..........................................................................................................................

 Class C
 with redemption                $              36           80          136          290
 without redemption             $              26           80          136          290
 ..........................................................................................................................

----------------------------

6      Northstar Growth + Value Fund

 HOW THE
 FUND HAS                                                   NORTHSTAR GROWTH +
 PERFORMED            The following        The fund's               VALUE FUND
 [ICON]               chart shows the      performance is
                      fund's financial     also reported in
                      performance by       national
                      share class. These   newspapers under
                      figures have been    these trading
                      audited by Coopers   symbols: GR+VALA,
                      & Lybrand L.L.P.,    GR+VALB or
                      independent          GR+VALC.
                      accountants.

(1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 31 for details.

(2) This charge decreases over time. Please see page 31 for details.
----------------------------

(3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.

----------------------------
(4) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

[ICON]
WHAT YOU PAY
TO INVEST
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                            Northstar Growth + Value Fund      7

                                                               REGISTRANT
 NORTHSTAR GROWTH +                                            Northstar Trust
 VALUE FUND                                                    PORTFOLIO MANAGER
                                                               Louis Navellier

                                                          CLASS A(1)     CLASS B(1)     CLASS C(1)
YEAR ENDED OCTOBER 31,                                       1997           1997           1997
----------------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of the
 period                                           $            10.00          10.00          10.00
 Net investment loss                              $            (0.05)         (0.08)         (0.08)
 Net realized and unrealized gain on
 investments                                      $             2.20           2.16           2.16
 TOTAL FROM INVESTMENT OPERATIONS                 $             2.15           2.08           2.08
 NET ASSET VALUE AT THE END OF THE PERIOD         $            12.15          12.08          12.08
 TOTAL INVESTMENT RETURN(2)                       %            21.50          20.80          20.80

RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period ($000s)      $           34,346         76,608         26,962
 Ratio of expenses to average net assets(3)       %             1.84           2.55           2.56
 Ratio of expense reimbursement to average
 net assets(3)                                    %             0.02           0.02           0.02
 Ratio of net investment loss to average net
 assets(3)                                        %            (0.94)         (1.68)         (1.70)
 Average commissions per share                    $           0.0394         0.0394         0.0394
 Portfolio turnover rate                          %              144            144            144

--------------------------------------------------------------------------------

(1) Class A, B and C commenced operations on November 18, 1996.

(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

(3) Annualized.

8      Northstar Growth + Value Fund

                                                               Registrant
 NORTHSTAR                                                     Northstar Special
 SPECIAL                                                       Fund
 FUND                                                          Portfolio manager
                                                               Louis Navellier

OBJECTIVE
This fund seeks capital appreciation by investing primarily in a diversified portfolio of domestic equity securities on the basis of their potential for growth.

INVESTMENT
STRATEGY
The fund focuses on smaller, lesser-known companies, including emerging growth companies.

HOLDINGS
The fund holds common stocks, preferred stocks, convertible securities, warrants and other stock purchase rights, private placements and other restricted equity securities, equity interests in trusts, limited partnerships and joint ventures and interests in real estate investment trusts. It may invest up to 20% of its net assets in foreign issuers, but only 10% can be in securities that are not listed on a U.S. securities exchange. It may also invest in other higher-risk securities and engage in other investment practices. These are described in the section beginning on page 40.

RISKS
Because it invests in equities, the fund is affected by changes in the stock market. This fund is also subject to the risks associated with investing in smaller companies, emerging growth companies and foreign securities. Please refer to the section beginning on page 40, THE RISKS OF INVESTING IN MUTUAL FUNDS.

--------------------------------------------------------------------------------

FEES YOU PAY DIRECTLY

                                              CLASS A      CLASS B      CLASS C      CLASS T
----------------------------------------------------------------------------------------------
 Maximum sales charge on your
 initial investment (as a % of
 offering price)                     %            4.75         none         none         none
 Maximum deferred sales charge       %            none(1)       5.00(2)       1.00(2)       4.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)

                                              CLASS A      CLASS B      CLASS C      CLASS T
----------------------------------------------------------------------------------------------
 Management fee                      %            0.75         0.75         0.75         0.75
 12b-1 fee(3)                        %            0.30         1.00         1.00         0.95
 Other expenses                      %            0.38         0.40         0.43         0.29
 TOTAL FUND OPERATING EXPENSES       %            1.43         2.15         2.18         1.99

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                                         YEAR 1       YEAR 3       YEAR 5       YEAR 10
------------------------------------------------------------------------------------------
 Class A
 with redemption                $              61           91          122          211
 ..........................................................................................................................

 Class B
 with redemption                $              72           97          135          230(4)
 without redemption             $              22           67          115          230(4)
 ..........................................................................................................................

 Class C
 with redemption                $              32           68          117          251
 without redemption             $              22           68          117          251
 ..........................................................................................................................

 Class T
 with redemption                $              60           82          107          217  (5)
 without redemption             $              20           62          107          217  (5)
 ..........................................................................................................................

-------------------------
(1) Except for purchases of $1 million or more, when you sell

8      Special Fund

 HOW THE                                                             NORTHSTAR
 FUND HAS                                                              SPECIAL
 PERFORMED            The following        Audited by other               FUND
 [ICON]               chart shows the      independent
                      fund's financial     accountants prior
                      performance by       to 1995.
                      share class. The     The fund's
                      1995, 1996 and       performance is
                      1997 figures have    also reported in
                      been audited by      national
                      Coopers & Lybrand    newspapers under
                      L.L.P.,              these trading
                      independent          symbols: SPECLA,
                      accountants.         SPECLB, SPECLC or
                                           SPECLT.

  any of the shares within 18 months of when you bought them. Please see page 31 for details.

(2) This charge decreases over time. Please see page 31 for details.
----------------------------
(3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.

----------------------------
(4) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

(5) Class T shares convert to Class A shares after year 8 or on June 2, 1998, whichever is later. This figure uses Class A expenses for years 9 and 10.

[ICON]
WHAT YOU PAY
TO INVEST
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                             Special Fund      9

                                                             REGISTRANT
 NORTHSTAR                                                   Northstar Special
 SPECIAL                                                     Fund
 FUND                                                        PORTFOLIO MANAGER
                                                             Louis Navellier

                                                                 CLASS A                              CLASS B
YEAR ENDED DECEMBER 31,                              1997       1996        1995(1)       1997       1996        1995(1)
---------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                 $          24.72      20.92        19.56        24.46      20.84        19.56
 Net investment loss                        $          (0.02)     (0.04)       (0.09)       (0.19)     (0.12)       (0.12)
 Net realized and unrealized gain on
 investments                                $           3.68       3.84         2.48         3.61       3.74         2.43
 TOTAL FROM INVESTMENT OPERATIONS           $           3.66       3.80         2.39         3.42       3.62         2.31
 Dividends from net realized gain on
 investments sold                           $          (0.61)        --        (1.03)       (0.61)        --        (1.03)
 TOTAL DISTRIBUTIONS                        $          (0.61)        --        (1.03)       (0.61)        --        (1.03)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                     $          27.77      24.72        20.92        27.77      24.46        20.84
 TOTAL INVESTMENT RETURN(2)                 %          14.92      18.16        12.20        14.10      17.37        11.79
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                    $         78,160     65,660        2,335      169,516    126,859        1,491
 Ratio of expenses to average net
 assets                                     %           1.43       1.46         1.50(3)      2.15       2.17         2.20(3)
 Ratio of expense reimbursement to
 average net assets                         %             --       0.01           --           --       0.01         0.01
 Ratio of net investment loss to
 average net assets                         %          (0.07)     (0.30)       (0.91)(3)     (0.78)     (1.01)       (1.64)(3)
 Average commissions per share              $         0.0383     0.0392           --       0.0383     0.0392           --
 Portfolio turnover rate                    %            175        140           71          175        140           71

                                                      CLASS C
YEAR ENDED DECEMBER 31,                   1997       1996        1995(1)
--------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                 24.46      20.84        19.56
 Net investment loss                        (0.20)     (0.13)       (0.15)
 Net realized and unrealized gain on
 investments                                 3.61       3.75         2.46
 TOTAL FROM INVESTMENT OPERATIONS            3.41       3.62         2.31
 Dividends from net realized gain on
 investments sold                           (0.61)        --        (1.03)
 TOTAL DISTRIBUTIONS                        (0.61)        --        (1.03)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                     27.26      24.46        20.84
 TOTAL INVESTMENT RETURN(2)                 14.06      17.37        11.79
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                   51,460     37,342           62
 Ratio of expenses to average net
 assets                                      2.18       2.20        21.20(3)
 Ratio of expense reimbursement to
 average net assets                            --       0.01         0.03
 Ratio of net investment loss to
 average net assets                         (0.82)     (1.03)       (1.60)(3)
 Average commissions per share             0.0383     0.0392           --
 Portfolio turnover rate                      175        140           71

                                                                                     CLASS T
YEAR ENDED DECEMBER 31,                              1997       1996       1995       1994       1993       1992       1991
------------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                 $          24.48      20.84      19.64      20.79      17.40      15.74      10.64
 Net investment loss                        $          (0.18)     (0.21)     (0.34)     (0.25)     (0.32)     (0.33)     (0.21)
 Net realized and unrealized gain
 (loss) on investments                      $           3.65       3.85       2.57      (0.76)      3.83       2.61       6.24
 TOTAL FROM INVESTMENT OPERATIONS           $           3.47       3.64       2.23      (1.01)      3.51       2.28       6.03
 Dividends from net realized gain on
 investments sold                           $          (0.61)        --      (1.03)     (0.14)     (0.12)     (0.62)     (0.93)
 TOTAL DISTRIBUTIONS                        $          (0.61)        --      (1.03)     (0.14)     (0.12)     (0.62)     (0.93)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                     $          27.34      24.48      20.84      19.64      20.79      17.40      15.74
 TOTAL INVESTMENT RETURN(2)                 %          14.29      17.47      11.34      (4.86)     20.16      14.54      57.27
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                    $         32,800     35,670     33,557     38,848     28,838     11,336      5,480
 Ratio of expenses to average net
 assets                                     %           1.99       2.07       2.16       2.16       2.34       2.84       2.95
 Ratio of expense reimbursement to
 average net assets                         %             --       0.04         --         --         --         --       0.74
 Ratio of net investment loss to
 average net assets                         %          (0.62)     (0.89)     (1.50)     (1.25)     (1.66)     (2.12)     (1.57)
 Average commissions per share              $         0.0383     0.0392         --         --         --         --         --
 Portfolio turnover rate                    %            175        140         71         39         35         40         85

YEAR ENDED DECEMBER 31,                   1990       1989       1988
--------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                 11.67       9.55       7.90
 Net investment loss                        (0.20)     (0.06)     (0.13)
 Net realized and unrealized gain
 (loss) on investments                      (0.83)      2.18       1.78
 TOTAL FROM INVESTMENT OPERATIONS           (1.03)      2.12       1.65
 Dividends from net realized gain on
 investments sold                              --         --         --
 TOTAL DISTRIBUTIONS                           --         --         --
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                     10.64      11.67       9.55
 TOTAL INVESTMENT RETURN(2)                 (8.83)     22.20      20.89
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                    3,024      3,958      3,330
 Ratio of expenses to average net
 assets                                      2.95       2.95       2.96
 Ratio of expense reimbursement to
 average net assets                          2.03       1.94       3.05
 Ratio of net investment loss to
 average net assets                         (0.97)     (0.44)     (1.06)
 Average commissions per share                 --         --         --
 Portfolio turnover rate                       72         85         40

--------------------------------------------------------------------------------

(1) Classes A, B & C commenced operations on June 5, 1995.

(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges. Prior to 1992, not covered by auditor's report.
(3) Annualized.

10      Special Fund

                                                            Registrant
 NORTHSTAR                                                  Northstar Trust
 INTERNATIONAL                                              Portfolio managers
 VALUE FUND                                                 Charles Brandes,
                                                            Jeff Busby

OBJECTIVE
This fund's investment objective is long-term capital appreciation.

INVESTMENT
STRATEGY
The fund invests primarily in foreign companies with a market capitalization of greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalization.

The portfolio managers apply the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value. This gives the fund both a possible margin of safety against price declines and an opportunity for profit.
HOLDINGS
The fund holds common stocks, preferred stocks, American, European and Global depository receipts, as well as convertible securities. It may also invest in other higher-risk securities and engage in other investment practices. These are described in the section beginning on page 40.
Under normal circumstances, it will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., located in Western Europe, North and South America, Australia, Asia and other nations. The fund may invest the greater of either 20% of its assets in any one country or industry or 150% of the weighting of such country represented in the Morgan Stanley Capital International European Australasian Far Eastern (MSCI
EAFE) Index, subject to any and all restrictions regarding industry concentration or diversification requirements under the Investment Company Act.

RISKS
Because it invests in equities, the fund is affected by changes in the stock market. It is also subject to the risks associated with investing in smaller companies, foreign securities and emerging markets. Please refer to the section beginning on page 40, THE RISKS OF INVESTING IN MUTUAL FUNDS.

--------------------------------------------------------------------------------

WHAT YOU PAY
TO INVEST
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.

FEES YOU PAY DIRECTLY

                                               CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
 Maximum sales charge on your initial
 investment (as a % of offering price)     %   4.75         none         none
 Maximum deferred sales charge             %   none(1)      5.00(2)      1.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)

                                               CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
 Management fee                            %   1.00         1.00         1.00
 12b-1 fee(3)                              %   0.30         1.00         1.00
 Other expenses                            %   0.50         0.50         0.50
 TOTAL FUND OPERATING EXPENSES             %   1.80         2.50         2.50

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                                               YEAR 1   YEAR 3   YEAR 5   YEAR 10
---------------------------------------------------------------------------------
 Class A
 with redemption                           $     65      101      140      249
 ................................................................................

 Class B
 with redemption                           $     75      108      153      266(4)
 without redemption                        $     25       78      133      266(4)
 ................................................................................

 Class C
 with redemption                           $     35       78      133      284
 without redemption                        $     25       78      133      284
 ................................................................................

----------------------------
(1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 31 for details.

(2) This charge decreases over time. Please see page 31 for details.
----------------------------
(3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.

----------------------------
(4) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

10      International Value Fund

 HOW THE                                                              NORTHSTAR
 FUND HAS                                                         INTERNATIONAL
 PERFORMED            The following        The 1995 and 1996         VALUE FUND
 [ICON]               chart shows the      figures have been
                      fund's financial     audited by Ernst &
                      performance by       Young, L.L.P. The
                      share class.(1)      fund's performance
                      The 1997 figures     is also reported
                      have been audited    in national
                      by Coopers &         newspapers under
                      Lybrand L.L.P.,      these trading
                      independent          symbols: INTVALA,
                      accountants.         INTVALB or
                                           INTVALC.

                                                     CLASS A             CLASS B             CLASS C
YEAR ENDED OCTOBER 31,                      1997      1996     1995(1)   1997(2)    1997      1996     1995(1)
------------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the
 beginning of the period            $         9.05      8.10     7.64     10.00       8.93      8.05     7.61
 Net investment income (loss)       $        (0.09)     0.14     0.09     (0.02)     (0.06)     0.05     0.06
 Net realized and unrealized
 gain on investments                $         2.30      0.85     0.37      0.89       2.20      0.86     0.38
 TOTAL FROM INVESTMENT
 OPERATIONS                         $         2.21      0.99     0.46      0.87       2.14      0.91     0.44
 Dividends from net investment
 income                             $        (0.14)    (0.04)      --      0.00      (0.04)    (0.03)      --
 Dividends from net realized
 gain on investments sold           $        (0.22)       --       --      0.00      (0.17)       --       --
 TOTAL DISTRIBUTIONS                $        (0.36)    (0.04)      --      0.00      (0.21)    (0.03)      --
 NET ASSET VALUE AT THE END OF
 THE PERIOD                         $        10.90      9.05     8.10     10.87      10.86      8.93     8.05
 TOTAL INVESTMENT RETURN(3)         %        27.59     12.15     9.39(4)   8.70      25.92     11.39     8.89(4)

RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the
 period ($000s)                     $       60,539    16,777    5,188    59,185     62,103    14,530    5,749
 Ratio of expenses to average
 net assets                         %         1.80(4)    1.85    1.85(4)   2.50(4)    2.50(4)    2.50    2.50(4)
 Ratio of expense
 reimbursement to average net
 assets                             %         0.27(4)    0.97    6.08(4)   0.08(4)    0.24(4)    1.21    6.08(4)
 Ratio of net investment
 income to average net assets       %         0.46(4)    1.52    1.67(4)  (0.71)(4)   (0.23)(4)    0.62   1.13(4)
 Average commissions per share      $       0.0218    0.0314       --    0.0218     0.0218    0.0314       --
 Portfolio turnover rate            %           26        74       --        26         26        74       --

--------------------------------------------------------------------------------

(1) The mutual fund commenced operations on March 6, 1995 as the Brandes International Fund, a series of the Brandes Investment Trust. At the close of business on April 18, 1997 (the "Closing"), the Northstar International Value Fund ("International Value Fund") acquired the net assets of the Brandes International Fund, pursuant to an Agreement of Reorganization dated February 4, 1997. In accordance with the agreement, the International Value Fund, at the closing, issued 4,152,725 shares having an aggregate value of $41,569,860 which included unrealized appreciation on investments of $4,321,823. As a result, the International Value Fund issued 1.637 shares for each Brandes International Fund Class A share and 1.643 shares for each Brandes International Fund Class C share. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Directly after the merger the combined net assets in the International Value Fund were $41,569,860 with a net asset value of $10.00 for Class A and Class C shares. On April 21, 1997, the Brandes International Fund was reorganized as the Northstar International Value Fund.

(2) Class B commenced operations on April 18, 1997.

(3) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

(4) Annualized.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                International Value Fund      11

                                                            Registrant
 NORTHSTAR                                                  Northstar Trust
 EMERGING                                                   Portfolio managers
 MARKETS VALUE FUND                                         Charles Brandes,
                                                            Ian Sunder

OBJECTIVE
This fund's investment objective is long-term capital appreciation.

INVESTMENT
STRATEGY
The fund invests primarily in companies located in countries with emerging markets.

The portfolio managers apply the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value. This gives the fund both a possible margin of safety against price declines and an opportunity for profit.

HOLDINGS
The fund holds primarily common stocks, preferred stocks, American, European and Global depository receipts, shares of closed-end investment companies, as well as convertible securities. It may also invest in other higher-risk securities and engage in other investment practices. These are described in the section beginning on page 42.
Under normal market conditions, it will invest at least 65% of its total assets in securities of companies located in countries with emerging markets. Countries with emerging markets include those countries that are generally considered to be emerging countries by the international financial community. The fund may invest the greater of either 20% of its assets in any one country or industry or 150% of the weighting of such country or industry represented in the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, subject to any and all restrictions regarding industry concentration or diversification requirements under the Investment Company Act.

RISKS
Because it invests in equities, the fund is affected by changes in stock markets. It is also subject to the risks associated with investing in smaller companies, foreign securities and emerging markets. Please refer to the section beginning on page 42, THE RISKS OF INVESTING IN MUTUAL FUNDS.

--------------------------------------------------------------------------------

WHAT YOU PAY
TO INVEST
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.

FEES YOU PAY DIRECTLY

                                               CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
 Maximum sales charge on your initial
 investment (as a % of offering price)     %   4.75         none         none
 Maximum deferred sales charge             %   none(1)      5.00(2)      1.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)

                                               CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
 Management fee(3)                         %   1.00         1.00         1.00
 12b-1 fee(4)                              %   0.30         1.00         1.00
 Other expenses(3)                         %   0.50         0.50         0.50
 TOTAL FUND OPERATING EXPENSES(3)          %   1.80         2.50         2.50

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                                               YEAR 1   YEAR 3   YEAR 5   YEAR 10
---------------------------------------------------------------------------------
 Class A
 with redemption                           $     65      101      140      249
 ................................................................................

 Class B
 with redemption                           $     75      108      153      266(5)
 without redemption                        $     25       78      133      266(5)
 ................................................................................

 Class C
 with redemption                           $     35       78      133      284
 without redemption                        $     25       78      133      284
 ................................................................................

----------------------------
(1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 33 for details.

(2) This charge decreases over time. Please see page 33 for details.
-------------------------------
(3) The adviser, subadviser and administrator have agreed to waive or reimburse fees until the net assets of the fund exceed $25 million or until April 1, 1998, whichever comes first. These figures are after the adviser reimbursed certain expenses. Before reimbursement, management fee would have been 1.00% for Class A, Class B and Class C; other expenses would have been 0.70% for Class A, Class B and Class C; and total fund operating expenses would have been 2.00% for Class A and 2.70% for Class B and Class C.

(4) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.

-------------------------------
(5) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

                     (This page intentionally left blank.)

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.

 NORTHSTAR                                                  Registrant
 INCOME AND                                                 Northstar Trust
 GROWTH FUND                                                Portfolio manager
                                                            Geoffrey Wadsworth

OBJECTIVE
This fund seeks current income balanced with capital appreciation primarily by investing in dividend paying equity securities, convertible securities, and investment grade debt securities.

INVESTMENT
STRATEGY
The fund invests in a mix of equity and investment grade debt securities designed to provide both current income and long-term growth of capital. HOLDINGS
Under normal market conditions, the fund invests at least 65% of its total assets in income-producing securities. It generally holds no more than 30% of its assets in convertible securities. It may invest up to 20% of its net assets in foreign issuers, but only 10% can be in securities that are not listed on a U.S. securities exchange. The fund may invest in interests in real estate investment trusts. It may also invest in other higher-risk securities and engage in other investment practices. These are described in the section beginning on page 40.

RISKS
Because it is an income and growth fund, the fund is affected by changes in interest rates. It is also subject to the risks associated with investing in foreign securities. Please refer to the section beginning on page 40, THE RISKS OF INVESTING IN MUTUAL FUNDS.

--------------------------------------------------------------------------------

WHAT YOU PAY
TO INVEST
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.
FEES YOU PAY DIRECTLY

                                               CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------

 Maximum sales charge on your initial
 investment (as a % of offering price)     %   4.75         none         none
 Maximum deferred sales charge             %   none(1)      5.00(2)      1.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)

                                               CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------

 Management fee(3)                         %   0.75         0.75         0.75
 12b-1 fee(4)                              %   0.30         1.00         1.00
 Other expenses                            %   0.42         0.43         0.40
 TOTAL FUND OPERATING EXPENSES             %   1.47         2.18         2.15

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                                               YEAR 1   YEAR 3   YEAR 5   YEAR 10
---------------------------------------------------------------------------------
 Class A
 with redemption                           $     62       92      124      215
 ................................................................................

 Class B
 with redemption                           $     72       98      137      233(5)
 without redemption                        $     22       68      117      233(5)
 ................................................................................

 Class C
 with redemption                           $     32       67      115      248
 without redemption                        $     22       67      115      248
 ................................................................................

----------------------------
(1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 31 for details.

(2) This charge decreases over time. Please see page 31 for details.
----------------------------
(3) This is the maximum management fee. The actual fee charged reduces with asset size: 0.75% on the first $250 million, 0.70% on the next $250 million, 0.65% on the next $250 million, 0.60% on the next $250 million and 0.55% on assets over $1 billion.

(4) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.

----------------------------
(5) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

14      Income and Growth Fund

 HOW THE                                                              NORTHSTAR
 FUND HAS                                                            INCOME AND
 PERFORMED            The following        The fund's               GROWTH FUND
 [ICON]               chart shows the      performance is
                      fund's financial     also reported in
                      performance by       national
                      share class. These   newspapers under
                      figures have been    these trading
                      audited by Coopers   symbols: INCGRA,
                      & Lybrand L.L.P.,    INCGRB or INCGRC.
                      independent
                      accountants.

                                                          CLASS A                                 CLASS B                  CLASS C
YEAR ENDED OCTOBER 31,                        1997    1996      1995     1994(1)      1997    1996      1995     1994(1)      1997
----------------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the
 beginning of the period            $        12.16     10.86     10.00    10.00      12.13     10.84      9.99    10.64      12.12
 Net investment income              $         0.38      0.32      0.35     0.30       0.27      0.24      0.27     0.20       0.28
 Net realized and unrealized
 gain (loss) on investments         $         1.53      1.29      0.84    (0.05)      1.55      1.28      0.85    (0.65)      1.54
 TOTAL FROM INVESTMENT
 OPERATIONS                         $         1.91      1.61      1.19     0.25       1.82      1.52      1.12    (0.45)      1.82
 Dividends from net investment
 income                             $        (0.34)    (0.31)    (0.33)   (0.25)     (0.25)    (0.23)    (0.27)   (0.20)     (0.26)
 Dividends from net realized
 gain on investments sold           $        (1.26)       --        --       --      (1.26)       --        --       --      (1.26)
 TOTAL DISTRIBUTIONS                $        (1.60)    (0.31)    (0.33)   (0.25)     (1.51)    (0.23)    (0.27)   (0.20)     (1.52)
 NET ASSET VALUE AT THE END OF
 THE PERIOD                         $        12.47     12.16     10.86    10.00      12.44     12.13     10.84     9.99      12.42
 TOTAL INVESTMENT RETURN(2)         %        17.02     14.48     13.19     2.48      15.06     13.60     12.31    (4.20)     15.04

RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the
 period ($000s)                     $       53,805    85,250    76,031   72,223     73,829    71,123    60,347   37,767     69,494
 Ratio of expenses to average
 net assets                         %         1.47      1.52      1.51     1.50(3)    2.18      2.26      2.23     2.20(3)    2.15
 Ratio of expense
 reimbursement to average net
 assets                             %           --        --        --     0.47(3)      --        --        --     0.16(3)      --
 Ratio of net investment
 income to average net assets       %         2.90      2.78      3.39     3.73(3)    2.18      2.04      2.66     3.00(3)    2.21
 Average commissions per share      $       0.0600    0.0600        --       --     0.0600    0.0600        --       --     0.0600
 Portfolio turnover rate            %           56       147        91       26         56       147        91       26         56

YEAR ENDED OCTOBER 31,           1996      1995     1994(1)
------------------------------
OPERATING PERFORMANCE
 Net asset value at the
 beginning of the period          10.83      9.99    10.37
 Net investment income             0.24      0.27     0.20
 Net realized and unrealized
 gain (loss) on investments        1.28      0.85    (0.38)
 TOTAL FROM INVESTMENT
 OPERATIONS                        1.52      1.12    (0.18)
 Dividends from net investment
 income                           (0.23)    (0.28)   (0.20)
 Dividends from net realized
 gain on investments sold            --        --       --
 TOTAL DISTRIBUTIONS              (0.23)    (0.28)   (0.20)
 NET ASSET VALUE AT THE END OF
 THE PERIOD                       12.12     10.83     9.99
 TOTAL INVESTMENT RETURN(2)       13.68     12.33    (1.75)
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the
 period ($000s)                  60,458    53,661    4,823
 Ratio of expenses to average
 net assets                        2.20      2.22     2.20(3)
 Ratio of expense
 reimbursement to average net
 assets                              --        --     0.06(3)
 Ratio of net investment
 income to average net assets      2.10      2.67     2.87(3)
 Average commissions per share   0.0600        --       --
 Portfolio turnover rate            147        91       26

--------------------------------------------------------------------------------

(1) Class A commenced operations on November 8, 1993. Class B commenced operations on February 9, 1994. Class C commenced operations on March 31, 1994.

(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

(3) Annualized.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                  Income and Growth Fund      15

                                                            Registrant
 NORTHSTAR                                                  Northstar Balance
 BALANCE SHEET                                              Sheet
 OPPORTUNITIES                                              Opportunities Fund
 FUND                                                       Portfolio manager
                                                            Thomas Ole Dial

OBJECTIVE
This fund seeks income, with a secondary objective of capital appreciation, primarily by investing in domestic debt and equity securities.

INVESTMENT
STRATEGY
The portfolio manager reviews various factors relating to a potential issuer, especially its financial statements, to determine which type of security -- debt or equity -- offers the best potential for high current income combined with the potential for capital growth.

HOLDINGS
Under normal market conditions, the fund invests at least 51% of its total assets in income-producing securities. It may hold up to 50% of its assets in debt securities rated as low as B by Moody's or S&P (junk bonds). Equity securities include common stocks, preferred stocks, convertible securities and warrants and other stock purchase rights. Income-producing securities have varying maturities and pay fixed, floating or adjustable interest rates. The fund may also hold pay-in-kind securities and discount obligations, including zero coupon securities. The fund may invest up to 20% of its net assets in foreign issuers, but only 10% of its net assets can be in securities that are not listed on a U.S. securities exchange. It may also invest in other higher-risk securities and engage in other investment practices. These are described in the section beginning on page 40.

RISKS
Because it is an income and growth fund, the fund is affected by changes in interest rates. It is also subject to the risks associated with investing in junk bonds and foreign securities. Please refer to the section beginning on page 40, THE RISKS OF INVESTING IN MUTUAL FUNDS.

--------------------------------------------------------------------------------

FEES YOU PAY DIRECTLY

                                              CLASS A      CLASS B      CLASS C      CLASS T
----------------------------------------------------------------------------------------------
 Maximum sales charge on your
 initial investment (as a % of
 offering price)                     %            4.75         none         none         none
 Maximum deferred sales charge       %            none(1)       5.00(2)       1.00(2)       4.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)

                                              CLASS A      CLASS B      CLASS C      CLASS T
----------------------------------------------------------------------------------------------
 Management fee                      %            0.65         0.65         0.65         0.65
 12b-1 fee(3)                        %            0.30         1.00         1.00         0.75
 Other expenses                      %            0.55         0.50         0.60         0.43
 TOTAL FUND OPERATING EXPENSES       %            1.50         2.15         2.25         1.83

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                                         YEAR 1       YEAR 3       YEAR 5       YEAR 10
------------------------------------------------------------------------------------------
 Class A
 with redemption                $              62           93          125          218
 ..........................................................................................................................

 Class B
 with redemption                $              72           97          135          232(4)
 without redemption             $              22           67          115          232(4)
 ..........................................................................................................................

 Class C
 with redemption                $              33           70          120          258
 without redemption             $              23           70          120          258
 ..........................................................................................................................

 Class T
 with redemption                $              59           78           99          206  (5)
 without redemption             $              19           58           99          206  (5)
 ..........................................................................................................................

----------------------------

16      Balance Sheet Opportunities Fund

 HOW THE                                                              NORTHSTAR
 FUND HAS                                                         BALANCE SHEET
 PERFORMED            The following        Audited by other       OPPORTUNITIES
 [ICON]               chart shows the      independent                     FUND
                      fund's financial     accountants prior
                      performance by       to 1995.
                      share class. The     The fund's
                      1995, 1996 and       performance is
                      1997 figures have    also reported in
                      been audited by      national
                      Coopers & Lybrand    newspapers under
                      L.L.P.,              this trading
                      independent          symbol: BASHOPT.
                      accountants.

(1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 31 for details.

(2) This charge decreases over time. Please see page 31 for details.
----------------------------
(3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.

----------------------------
(4) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

(5) Class T shares convert to Class A shares after year 8 or on June 2, 1998, whichever is later. This figure uses Class A expenses for years 9 and 10.

[ICON]
WHAT YOU PAY
TO INVEST
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                        Balance Sheet Opportunities Fund      17

                                                            REGISTRANT
 NORTHSTAR                                                  Northstar Balance
 BALANCE SHEET                                              Sheet
 OPPORTUNITIES                                              Opportunities Fund
 FUND                                                       PORTFOLIO MANAGER
                                                            Thomas Ole Dial

                                                                 CLASS A                              CLASS B
YEAR ENDED DECEMBER 31,                              1997       1996        1995(1)       1997       1996        1995(1)
---------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                 $          11.78      12.53        12.77        11.74      12.51        12.77
 Net investment income                      $           0.52       0.56         0.43         0.44       0.50         0.35
 Net realized and unrealized gain on
 investments                                $           2.27       0.74         1.06         2.25       0.71         1.09
 TOTAL FROM INVESTMENT OPERATIONS           $           2.79       1.30         1.49         2.69       1.21         1.44
 Dividends from net investment income       $          (0.54)     (0.57)       (0.48)       (0.46)     (0.50)       (0.45)
 Dividends from net realized gain on
 investments sold                           $          (1.03)     (1.48)       (1.25)       (1.03)     (1.48)       (1.25)
 TOTAL DISTRIBUTIONS                        $          (1.57)     (2.05)       (1.73)       (1.49)     (1.98)       (1.70)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                     $          13.00      11.78        12.53        12.94      11.74        12.51
 TOTAL INVESTMENT RETURN(2)                 %          24.31      10.54        11.95        23.48       9.76        11.56
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                    $          1,281      1,100          797        4,969      3,765        1,759
 Ratio of expenses to average net
 assets                                     %           1.50       1.40         1.27(3)      2.15       2.10         1.95(3)
 Ratio of expense reimbursement to
 average net assets                         %           0.02       0.09           --         0.02       0.07           --
 Ratio of net investment income to
 average net assets                         %           4.01       4.30         4.99(3)      3.37       3.64         4.38(3)
 Average commissions per share              $         0.0629     0.0690           --       0.0629     0.0690           --
 Portfolio turnover rate                    %            130        107          131          130        107          131

                                                      CLASS C
YEAR ENDED DECEMBER 31,                   1997       1996        1995(1)
--------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                 11.75      12.52        12.77
 Net investment income                       0.43       0.49         0.38
 Net realized and unrealized gain on
 investments                                 2.25       0.70         1.07
 TOTAL FROM INVESTMENT OPERATIONS            2.68       1.19         1.45
 Dividends from net investment income       (0.45)     (0.48)       (0.45)
 Dividends from net realized gain on
 investments sold                           (1.03)     (1.48)       (1.25)
 TOTAL DISTRIBUTIONS                        (1.48)     (1.96)        1.70
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                     12.95      11.75        12.52
 TOTAL INVESTMENT RETURN(2)                 23.41       9.72        11.49
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                      756        372          231
 Ratio of expenses to average net
 assets                                      2.25       2.10         1.91(3)
 Ratio of expense reimbursement to
 average net assets                            --       0.10           --
 Ratio of net investment income to
 average net assets                          3.30       3.61         4.49(3)
 Average commissions per share             0.0629     0.0690           --
 Portfolio turnover rate                      130        107          131

                                                                                     CLASS T
YEAR ENDED DECEMBER 31,                              1997       1996       1995       1994       1993       1992       1991
------------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                 $          11.79      12.54      11.54      12.94      12.05      11.66      10.13
 Net investment income                      $           0.50       0.53       0.57       0.57       0.49       0.55       0.57
 Net realized and unrealized gain
 (loss) on investments                      $           2.24       0.73       2.27      (1.25)      1.20       0.36       1.53
 TOTAL FROM INVESTMENT OPERATIONS           $           2.74       1.26       2.84      (0.68)      1.69       0.91       2.10
 Dividends from net investment income       $          (0.49)     (0.53)     (0.59)     (0.54)     (0.49)     (0.52)     (0.57)
 Dividends from net realized gain on
 investments sold                           $          (1.03)     (1.48)     (1.25)     (0.16)     (0.31)        --         --
 Distributions from capital                 $             --         --         --      (0.02)        --         --         --
 TOTAL DISTRIBUTIONS                        $          (1.52)     (2.01)     (1.84)     (0.72)     (0.80)     (0.52)     (0.57)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                     $          13.01      11.79      12.54      11.54      12.94      12.05      11.66
 TOTAL INVESTMENT RETURN(2)                 %          23.91      10.18      25.11      (5.33)     14.08       8.06      21.17
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                    $         53,201     59,490     72,472     73,764     80,841     56,823     49,367
 Ratio of expenses to average net
 assets                                     %           1.83       1.69       1.68       1.69       1.77       2.02       2.06
 Ratio of expense reimbursement to
 average net assets                         %           0.04       0.06         --         --         --         --         --
 Ratio of net investment income to
 average net assets                         %           3.70       3.99       4.44       4.36       3.99       4.73       5.21
 Average commissions per share              $         0.0629     0.0690         --         --         --         --         --
 Portfolio turnover rate                    %            130        107        131         59         38         59         77

YEAR ENDED DECEMBER 31,                   1990       1989       1988
--------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                 10.71       9.71       9.11
 Net investment income                       0.61       0.68       0.62
 Net realized and unrealized gain
 (loss) on investments                      (0.54)      1.00       0.58
 TOTAL FROM INVESTMENT OPERATIONS            0.07       1.68       1.20
 Dividends from net investment income       (0.63)     (0.68)     (0.60)
 Dividends from net realized gain on
 investments sold                              --         --         --
 Distributions from capital                 (0.02)        --         --
 TOTAL DISTRIBUTIONS                        (0.65)     (0.68)     (0.60)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                     10.13      10.71       9.71
 TOTAL INVESTMENT RETURN(2)                  0.78      17.70      13.39
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                   44,750     58,006     57,425
 Ratio of expenses to average net
 assets                                      2.10       2.04       2.10
 Ratio of expense reimbursement to
 average net assets                            --         --         --
 Ratio of net investment income to
 average net assets                          5.73       6.38       6.30
 Average commissions per share                 --         --         --
 Portfolio turnover rate                       57         56         25

--------------------------------------------------------------------------------

(1) Classes A, B & C commenced operations on June 5, 1995.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges. Prior to 1992, not covered by auditor's report.
(3) Annualized.

18      Balance Sheet Opportunities Fund

                                                            Registrant
 NORTHSTAR                                                  Northstar High
 HIGH YIELD                                                 Yield Fund
 FUND                                                       Portfolio manager
                                                            Jeffrey Aurigemma

OBJECTIVE
This fund seeks high current income by investing primarily in long-term and intermediate-term fixed income securities, with emphasis on high-yield corporate debt instruments of domestic and foreign issuers.

INVESTMENT
STRATEGY
The fund invests mostly in high-yield bonds (junk bonds) to achieve high current income.

HOLDINGS
Under normal market conditions, the fund invests at least 65% of its total assets in high-yield or junk bonds rated below investment grade. It can hold up to 100% of its assets in debt securities rated as low as Ca by Moody's or CC by S&P or in securities that aren't rated but Northstar considers to be of equivalent quality, and up to 1% of its assets in bonds in the lowest rating categories. It may invest up to 35% of its net assets in foreign issuers, but only 10% can be in securities that are not listed on a U.S. securities exchange. The fund may also hold up to 25% of its assets in equity or equity-related instruments, such as preferred stocks, convertible securities and rights and warrants associated with debt instruments. It may also invest in other higher-risk securities and engage in other investment practices. These are described in the section beginning on page 40.

RISKS
Because it is an income fund, the fund is affected by changes in interest rates. It is also subject to the risks associated with investing in lower-rated bonds that are speculative in nature and foreign securities. Please refer to the section beginning on page 40, THE RISKS OF INVESTING IN MUTUAL FUNDS.

--------------------------------------------------------------------------------

FEES YOU PAY DIRECTLY

                                               CLASS A      CLASS B      CLASS C      CLASS T
-----------------------------------------------------------------------------------------------
 Maximum sales charge on your
 initial investment (as a % of
 offering price)                      %            4.75         none         none         none
 Maximum deferred sales charge        %            none(1)       5.00(2)       1.00(2)       4.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)

                                               CLASS A      CLASS B      CLASS C      CLASS T
-----------------------------------------------------------------------------------------------
 Management fee                       %            0.60         0.60         0.60         0.60
 12b-1 fee(3)                         %            0.30         1.00         1.00         0.65(4)
 Other expenses                       %            0.30         0.31         0.32         0.22
 TOTAL FUND OPERATING EXPENSES        %            1.20         1.91         1.92         1.47

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                                         YEAR 1       YEAR 3       YEAR 5       YEAR 10
------------------------------------------------------------------------------------------
 Class A
 with redemption                $              59           84          110          186
 ..........................................................................................................................

 Class B
 with redemption                $              69           90          123          205(5)
 without redemption             $              19           60          103          205(5)
 ..........................................................................................................................

 Class C
 with redemption                $              29           60          104          224
 without redemption             $              19           60          104          224
 ..........................................................................................................................

 Class T
 with redemption                $              55           66           80          168  (6)
 without redemption             $              15           46           80          168  (6)
 ..........................................................................................................................

----------------------------
(1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 31 for details.

(2) This charge decreases over time. Please see page 31 for details.

----------------------------
(3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.

(4) The Class T 12b-1 Plan provides for payments up to 0.95%.

----------------------------
(5) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

(6) Class T shares convert to Class A shares after year 8 or on June 2, 1998, whichever is later. This figure uses Class A expenses for years 9 and 10.

18      High Yield Fund

 HOW THE                                                              NORTHSTAR
 FUND HAS                                                            HIGH YIELD
 PERFORMED            The following        Audited by other                FUND
 [ICON]               chart shows the      independent
                      fund's financial     accountants prior
                      performance by       to 1995.
                      share class. The     The fund's
                      1995, 1996 and       performance is
                      1997 figures have    also reported in
                      been audited by      national
                      Coopers & Lybrand    newspapers under
                      L.L.P.,              these trading
                      independent          symbols: HIYLDB or
                      accountants.         HIYLDT.

[ICON]
WHAT YOU PAY
TO INVEST
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                         High Yield Fund      19

                                                            REGISTRANT
 NORTHSTAR                                                  Northstar High
 HIGH YIELD                                                 Yield Fund
 FUND                                                       PORTFOLIO MANAGER
                                                            Jeffrey Aurigemma

                                                                  CLASS A                              CLASS B
YEAR ENDED DECEMBER 31,                               1997        1996        1995(1)       1997       1996       1995(1)
----------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                 $            8.94        8.56        8.68          8.95       8.57        8.68
 Net investment income                      $            0.73        0.76        0.48          0.67       0.71        0.44
 Net realized and unrealized gain
 (loss) on investments                      $            0.23        0.44       (0.10)         0.23       0.43       (0.09)
 TOTAL FROM INVESTMENT OPERATIONS           $            0.96        1.20        0.38          0.90       1.14        0.35
 Dividends from net investment income       $           (0.76)      (0.75)      (0.50)        (0.70)     (0.69)      (0.46)
 Dividends from capital                     $              --       (0.07)         --            --      (0.07)         --
 TOTAL DISTRIBUTIONS                        $           (0.76)      (0.82)      (0.50)        (0.70)     (0.76)      (0.46)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                     $            9.14        8.94        8.56          9.15       8.95        8.57
 TOTAL INVESTMENT RETURN(2)                 %           11.18       14.74        4.48         10.38      13.94        4.17
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                    $          16,213      13,146       7,466       108,469     79,199      29,063
 Ratio of expenses to average net
 assets                                     %            1.20        1.11        1.02(4)       1.91       1.81        1.71(4)
 Ratio of net investment income to
 average net assets                         %            8.06        8.60        9.83(4)       7.35       7.88        9.18(4)
 Average commissions per share              $              --      0.0777          --            --     0.0777          --
 Portfolio turnover rate                    %             134         128         103           134        128         103

                                                     CLASS C
YEAR ENDED DECEMBER 31,                   1997       1996       1995(1)
--------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                  8.95       8.57        8.68
 Net investment income                       0.67       0.72        0.44
 Net realized and unrealized gain
 (loss) on investments                       0.23       0.42       (0.09)
 TOTAL FROM INVESTMENT OPERATIONS            0.90       1.14        0.35
 Dividends from net investment income       (0.70)     (0.76)      (0.46)
 Dividends from capital                        --      (0.07)         --
 TOTAL DISTRIBUTIONS                        (0.70)     (0.76)      (0.46)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                      9.15       8.95        8.57
 TOTAL INVESTMENT RETURN(2)                 10.37      13.93        4.17
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                   21,393     14,275       3,410
 Ratio of expenses to average net
 assets                                      1.92       1.82        1.72(4)
 Ratio of net investment income to
 average net assets                          7.35       7.85        9.29(4)
 Average commissions per share                 --     0.0777          --
 Portfolio turnover rate                      134        128         103

                                                                                     CLASS T
YEAR ENDED DECEMBER 31,                              1997       1996       1995       1994       1993       1992       1991
------------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                 $           8.94       8.56       8.29       9.31       9.09       7.94       6.27
 Net investment income                      $           0.71       0.73       0.84       0.81       0.85       0.92       1.08
 Net realized and unrealized gain
 (loss) on investments                      $           0.23       0.45       0.26      (0.99)      0.80       1.19       1.67
 TOTAL FROM INVESTMENT OPERATIONS           $           0.94       1.18       1.10      (0.18)      1.65       2.11       2.75
 Dividends from net investment income       $          (0.74)     (0.73)     (0.83)     (0.83)     (0.83)     (0.94)     (1.08)
 Dividends from net realized gain           $             --         --         --      (0.01)     (0.60)     (0.02)        --
 Distributions from capital                 $             --      (0.07)        --         --         --         --         --
 TOTAL DISTRIBUTIONS                        $          (0.74)     (0.80)     (0.83)     (0.84)     (1.43)     (0.96)     (1.08)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                     $           9.14       8.94       8.56       8.29       9.31       9.09       7.94
 TOTAL INVESTMENT RETURN(2)                 %          10.86      14.49      13.71      (2.18)     18.89      27.57      46.49
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                    $        109,320    124,431    139,711    136,426    125,095     64,063     25,651
 Ratio of expenses to average net
 assets                                     %           1.47       1.31       1.33       1.34       1.40       1.50       1.50
 Ratio of expense reimbursement to
 average net assets                         %             --         --         --         --         --       0.05       0.46
 Ratio of net investment income (loss)
 to average net assets                      %           7.77       8.43       9.69       9.08       8.84      10.30      14.84
 Average commissions per share              $             --     0.0777         --         --         --         --         --
 Portfolio turnover rate                    %            134        128        103         86        176        122         57

YEAR ENDED DECEMBER 31,                   1990       1989(3)
--------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                  8.55       10.00
 Net investment income                       1.12        0.60
 Net realized and unrealized gain
 (loss) on investments                      (2.30)      (1.45)
 TOTAL FROM INVESTMENT OPERATIONS           (1.18)      (0.85)
 Dividends from net investment income       (1.10)      (0.60)
 Dividends from net realized gain              --          --
 Distributions from capital                    --          --
 TOTAL DISTRIBUTIONS                        (1.10)      (0.60)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                      6.27        8.55
 TOTAL INVESTMENT RETURN(2)                (14.59)      (8.81)
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                   11,342      11,045
 Ratio of expenses to average net
 assets                                      1.44        1.35(4)
 Ratio of expense reimbursement to
 average net assets                          0.81        1.30(4)
 Ratio of net investment income (loss)
 to average net assets                      15.15       11.44(4)
 Average commissions per share                 --          --
 Portfolio turnover rate                      156          40

--------------------------------------------------------------------------------

(1) Classes A, B & C commenced operations on June 5, 1995.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges. Prior to 1992, not covered by auditor's report.

(3) Class T commenced operations on May 30, 1989.
(4) Annualized.

20      High Yield Fund

                                                            Registrant
 NORTHSTAR                                                  Northstar Trust
 HIGH TOTAL                                                 Portfolio managers
 RETURN FUND II                                             Thomas Ole Dial,
                                                            Jeffrey Aurigemma

OBJECTIVE
This fund seeks high income and capital appreciation.

INVESTMENT
STRATEGY
The fund invests primarily in higher-yielding, lower-rated bonds (junk bonds) to achieve high current income with potential for capital growth.

HOLDINGS
Under normal market conditions, the fund invests at least 65% of its total assets in high-yielding, lower-rated U.S. dollar-denominated debt securities of U.S. and foreign issuers. It may also invest up to 35% of its total assets in securities denominated in foreign currencies. No more than 50% of its assets can be in securities of foreign issuers, including 35% in emerging market debt. Most of the debt securities the fund invests in are lower-rated and considered speculative, including bonds in the lowest rating categories and unrated bonds. It can invest up to 10%, and can hold up to 25% of its assets in securities rated below Caa by Moody's or CCC by S&P. It also holds debt securities that pay fixed, floating or adjustable interest rates and may hold pay-in-kind securities and discount obligations, including zero coupon securities. The fund may also invest in equity or equity-related securities, such as common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments. It may also invest in other higher-risk securities and engage in other investment practices. These are described in the section beginning on page 40.

RISKS
Because it is an income fund, the fund is affected by changes in interest rates. It is also subject to the risks associated with investing in lower-rated bonds that are speculative in nature and foreign securities. Please refer to the section beginning on page 40, THE RISKS OF INVESTING IN MUTUAL FUNDS.

--------------------------------------------------------------------------------

WHAT YOU PAY
TO INVEST
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.

FEES YOU PAY DIRECTLY

                                            CLASS A      CLASS B     CLASS C
------------------------------------------------------------------------------
 Maximum sales charge on your
 initial
 investment (as a % of
 offering price)                   %            4.75         none        none
 Maximum deferred sales
 charge                            %            none(1)       5.00(2)      1.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)

                                       CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------
 Management fee                  %         0.75         0.75         0.75
 12b-1 fee(3)                    %         0.30         1.00         1.00
 Other expenses                  %         0.21         0.20         0.20
 TOTAL FUND OPERATING EXPENSES   %         1.26         1.95         1.95

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                                         YEAR 1       YEAR 3       YEAR 5      YEAR 10
----------------------------------------------------------------------------------------
 Class A
 with redemption                $              60           86          113         193
 ................................................................................

 Class B
 with redemption                $              70           91          125         209(4)
 without redemption             $              20           61          105         209(4)
 ................................................................................

 Class C
 with redemption                $              30           61          105         227
 without redemption             $              20           61          105         227
 ................................................................................

----------------------------
(1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 31 for details.

(2) This charge decreases over time. Please see page 31 for details.
----------------------------
(3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.

----------------------------
(4) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

 HOW THE                                                             NORTHSTAR
 FUND HAS                                                           HIGH TOTAL
 PERFORMED            The following        The fund's           RETURN FUND II
                      chart shows the      performance is               [ICON]
                      fund's financial     also reported in
                      performance by       national
                      share class. These   newspapers under
                      figures have been    this trading
                      audited by Coopers   symbol: HTR 2 B.
                      & Lybrand L.L.P.,
                      independent
                      accountants.

                                           CLASS A(1)   CLASS B(1)   CLASS C(1)
YEAR ENDED OCTOBER 31,                        1997         1997         1997
-------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the
 beginning of the period            $            5.00         5.00         5.00
 Net investment income              $            0.28         0.25         0.25
 Net realized and unrealized
 loss on investments                $            0.53         0.53         0.54
 TOTAL FROM INVESTMENT
 OPERATIONS                         $            0.81         0.78         0.79
 Dividends from net investment
 income                             $           (0.28)       (0.25)       (0.25)
 DIVIDENDS FROM NET REALIZED
 GAIN (LOSS) ON INVESTMENTS
 SOLD                               $           (0.04)       (0.04)       (0.04)
 TOTAL DISTRIBUTIONS                $           (0.32)       (0.29)       (0.29)
 NET ASSET VALUE AT THE END OF
 THE PERIOD                         $            5.49         5.49         5.50
 TOTAL INVESTMENT RETURN(2)         %           16.53        15.91        16.12

RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the
 period ($000s)                     $           8,548       38,076       12,334
 Ratio of expenses to average
 net assets(3)                      %            1.26         1.95         1.95
 Ratio of expense
 reimbursement to average net
 assets(3)                          %            3.36         0.75         0.78
 Ratio of net investment
 income to average net
 assets(3)                          %            5.89         5.20         5.17
 Portfolio turnover rate            %             164          164          164

--------------------------------------------------------------------------------

(1) Classes A, B and C commenced operations on January 31, 1997.

(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3) Annualized.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                               High Total Return Fund II      21

                                                            Registrant
 NORTHSTAR                                                  Northstar
 STRATEGIC                                                  Strategic Income
 INCOME                                                     Fund
 FUND                                                       Portfolio manager
                                                            Ryan Johanson

OBJECTIVE
This fund seeks high current income and a net asset value with limited volatility by allocating substantially all of its assets among (i) U.S. Government Securities, (ii) high-yield securities, including preferred stocks, convertible securities, zero coupon, pay-in-kind securities and lower-rated foreign government securities, (iii) investment grade corporate debt securities, and (iv) investment grade securities (or unrated securities that Northstar determines to be of equivalent quality) issued by foreign governments or their agencies or instrumentalities, or supranational entities.
INVESTMENT
STRATEGY
The portfolio manager rotates the allocation of assets between the four sectors based on the economic outlook, to maximize current income without assuming undue risk. To control risk, the fund will never allocate more than 60% of its assets to a single sector.
HOLDINGS
In addition to the securities listed above, the fund holds debt securities rated as low as Ca by Moody's or CC by S&P or in securities that aren't rated but Northstar considers to be equivalent quality (junk bonds). Up to 10% of the assets allocated to the high-yield sector can be in bonds in the lowest rating categories (C by Moody's and D by S&P) including bonds in default. It may also invest in other higher-risk securities and engage in other investment practices. These are described in the section beginning on page 40.

RISKS
Because it is an income fund, the fund is affected by changes in interest rates. It is also subject to the risks associated with investing in junk bonds and foreign securities, but the fund also attempts to limit these risks by investing in less volatile securities. Please refer to the section beginning on page 40, THE RISKS OF INVESTING IN MUTUAL FUNDS.

--------------------------------------------------------------------------------

FEES YOU PAY DIRECTLY

                                            CLASS A      CLASS B      CLASS C      CLASS T
--------------------------------------------------------------------------------------------
 Maximum sales charge on your
 initial investment (as a %
 of offering price)                %            4.75         none         none         none
 Maximum deferred sales
 charge                            %            none(1)       5.00(2)       1.00(2)       4.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)

                                            CLASS A      CLASS B      CLASS C      CLASS T
--------------------------------------------------------------------------------------------
 Management fee                    %            0.65         0.65         0.65         0.65
 12b-1 fee(3)                      %            0.30         1.00         1.00         0.95(4)
 Other expenses                    %            0.50         0.53         0.52         0.43
 TOTAL FUND OPERATING
 EXPENSES                          %            1.45         2.18         2.17         2.03

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                                         YEAR 1       YEAR 3       YEAR 5       YEAR 10
------------------------------------------------------------------------------------------
 Class A
 with redemption                $              62           91          123          213
 ..........................................................................................................................

 Class B
 with redemption                $              72           98          137          233(5)
 without redemption             $              22           68          117          233(5)
 ..........................................................................................................................

 Class C
 with redemption                $              32           68          116          250
 without redemption             $              22           68          116          250
 ..........................................................................................................................

 Class T
 with redemption                $              61           84          109          221  (6)
 without redemption             $              21           64          109          221  (6)
 ..........................................................................................................................

----------------------------
(1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 31 for details.

(2) This charge decreases over time. Please see page 31 for details.

----------------------------
(3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.

(4) The Class T 12b-1 Plan provides for payments up to 1.00%.

----------------------------
(5) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

22      Strategic Income Fund

 HOW THE                                                            NORTHSTAR
 FUND HAS                                                           STRATEGIC
 PERFORMED            The following        Audited by other            INCOME
 [ICON]               chart shows the      independent                   FUND
                      fund's financial     accountants prior
                      performance by       to 1995.
                      share class. The     The fund's
                      1995, 1996 and       performance is
                      1997 figures have    also reported in
                      been audited by      national
                      Coopers & Lybrand    newspapers under
                      L.L.P.,              these trading
                      independent          symbols: STRINCA,
                      accountants.         STRINCB or STRINT.

(6) Class T shares convert to Class A shares after year 8 or on June 2, 1998, whichever is later. This figure uses Class A expenses for years 9 and 10.

[ICON]
WHAT YOU PAY
TO INVEST
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                   Strategic Income Fund      23

                                                            REGISTRANT
 NORTHSTAR                                                  Northstar
 STRATEGIC                                                  Strategic Income
 INCOME                                                     Fund
 FUND                                                       PORTFOLIO MANAGER
                                                            Ryan Johanson

                                                                     CLASS A                            CLASS B
YEAR ENDED DECEMBER 31,                                   1997       1996       1995(1)      1997       1996       1995(1)
----------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of the
 period                                          $          12.67      12.40       12.24       12.67      12.39       12.24
 Net investment income                           $           1.00       0.93        0.63        0.87       0.85        0.55
 Net realized and unrealized gain (loss) on
 investments                                     $          (0.69)      0.35        0.13       (0.66)      0.36        0.15
 TOTAL FROM INVESTMENT OPERATIONS                $           0.31       1.28        0.76        0.21       1.21        0.70
 Dividends from net investment income            $          (0.94)     (1.01)      (0.60)      (0.85)     (0.93)      (0.55)
 TOTAL DISTRIBUTIONS                             $          (0.94)     (1.01)      (0.60)      (0.85)     (0.93)      (0.55)
 NET ASSET VALUE AT THE END OF THE PERIOD        $          12.04      12.67       12.40       12.03      12.67       12.39
 TOTAL INVESTMENT RETURN(2)                      %           2.50      10.88        6.40        1.67      10.18        5.89
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                         $       12,523     17,293      21,790      29,921     30,733      22,143
 Ratio of expenses to average net assets         %           1.45       1.40        1.36 (3)      2.18      2.10       2.06(3)
 Ratio of expense reimbursement to average
 net assets                                      %           0.03       0.05        0.07 (3)      0.02      0.09       0.06(3)
 Ratio of net investment income to average
 net assets                                      %           7.75       7.55        7.03 (3)      7.02      6.82       6.47(3)
 Portfolio turnover rate                         %            225        130         153         225        130         153

                                                          CLASS C
YEAR ENDED DECEMBER 31,                        1997       1996       1995(1)
-------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of the
 period                                          12.65      12.38       12.24
 Net investment income                            0.88       0.85        0.55
 Net realized and unrealized gain (loss) on
 investments                                     (0.65)      0.35        0.14
 TOTAL FROM INVESTMENT OPERATIONS                 0.23       1.20        0.69
 Dividends from net investment income            (0.86)     (0.93)      (0.55)
 TOTAL DISTRIBUTIONS                             (0.86)     (0.93)      (0.55)
 NET ASSET VALUE AT THE END OF THE PERIOD        12.02      12.65       12.38
 TOTAL INVESTMENT RETURN(2)                       1.75      10.11        5.81
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                       4,397      4,222       2,172
 Ratio of expenses to average net assets          2.17       2.10        2.02 (3)
 Ratio of expense reimbursement to average
 net assets                                       0.02       0.11        0.06 (3)
 Ratio of net investment income to average
 net assets                                       7.03       6.79        6.48 (3)
 Portfolio turnover rate                           225        130         153

                                                                          CLASS T
YEAR ENDED DECEMBER 31,                                   1997       1996       1995       1994(4)
----------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of the
 period                                          $          12.67      12.39      11.71       12.00
 Net investment income                           $           0.94       0.88       0.98        0.51
 Net realized and unrealized gain (loss) on
 investments                                     $          (0.70)      0.35       0.66       (0.25)
 TOTAL FROM INVESTMENT OPERATIONS                $           0.24       1.23       1.64        0.26
 Dividends from net investment income            $          (0.87)     (0.95)     (0.96)      (0.49)
 Dividends from net realized gain on
 investments sold                                $             --         --         --       (0.05)
 Distributions from capital                      $             --         --         --       (0.01)
 TOTAL DISTRIBUTIONS                             $          (0.87)     (0.95)     (0.96)      (0.55)
 NET ASSET VALUE AT THE END OF THE PERIOD        $          12.04      12.67      12.39       11.71
 TOTAL INVESTMENT RETURN(2)                      %           1.89      10.39      14.54        2.14
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                         $       20,172     27,350     30,228      25,252
 Ratio of expenses to average net assets         %           2.03       1.90       1.90        1.90(3)
 Ratio of expense reimbursement to average
 net assets                                      %           0.05       0.09       0.28        0.63(3)
 Ratio of net investment income to average
 net assets                                      %           7.17       7.07       6.86        7.92(3)
 Portfolio turnover rate                         %            225        130        153         156

YEAR ENDED DECEMBER 31,
-------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of the
 period
 Net investment income
 Net realized and unrealized gain (loss) on
 investments
 TOTAL FROM INVESTMENT OPERATIONS
 Dividends from net investment income
 Dividends from net realized gain on
 investments sold
 Distributions from capital
 TOTAL DISTRIBUTIONS
 NET ASSET VALUE AT THE END OF THE PERIOD
 TOTAL INVESTMENT RETURN(2)
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)
 Ratio of expenses to average net assets
 Ratio of expense reimbursement to average
 net assets
 Ratio of net investment income to average
 net assets
 Portfolio turnover rate

--------------------------------------------------------------------------------

(1) Classes A, B & C commenced operations on June 5, 1995.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges. Prior to 1992, not covered by auditor's report.
(3) Annualized.
(4) Class T commenced operations on July 1, 1994.

24      Strategic Income Fund

                                                            Registrant
 NORTHSTAR                                                  Northstar
 GOVERNMENT                                                 Government
 SECURITIES                                                 Securities Fund
 FUND                                                       Portfolio manager
                                                            Ryan Johanson

OBJECTIVE
This fund seeks high current income and conservation of principal by investing primarily in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

INVESTMENT
STRATEGY
The portfolio manager selects U.S. Government Securities of various terms depending on interest rates and market opportunities. This fund is managed so it qualifies as an investment for federal credit unions. Shareholders will be notified 60 days before making any change to this policy.

HOLDINGS
Under normal conditions, the fund holds at least 65% of its total assets in securities supported by the full faith and credit of the U.S. Government. No more than 20% of its assets may be in securities issued by a single instrumentality or agency not supported by the full faith and credit of the U.S. Government. It may also invest in mortgage-backed, zero coupon and other higher-risk securities and engage in other investment practices. These are described in the section beginning on page 40.

To the extent that any investment or investment practice under the fund's investment policies described in this prospectus or the SAI is not permissable for federal credit unions, the fund shall refrain from purchasing such investment or engaging in such practices.

RISKS
Because it is an income fund, the fund is affected by changes in interest rates. Shares of this fund are not insured or guaranteed by the U.S. Government or its agencies or instrumentalities, but the fund's holdings are not subject to the credit risks associated with corporate securities. Please refer to the section beginning on page 40, THE RISKS OF INVESTING IN MUTUAL FUNDS.

--------------------------------------------------------------------------------

FEES YOU PAY DIRECTLY

                                              CLASS A      CLASS B      CLASS C      CLASS T
----------------------------------------------------------------------------------------------
 Maximum sales charge on your
 initial investment (as a % of
 offering price)                     %            4.75         none         none         none
 Maximum deferred sales charge       %            none(1)       5.00(2)       1.00(2)       4.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)

                                              CLASS A      CLASS B      CLASS C      CLASS T
----------------------------------------------------------------------------------------------
 Management fee(5)                   %            0.50         0.50         0.50         0.50
 12b-1 fee(3)                        %            0.30         1.00         1.00         0.65(4)
 Other expenses                      %            0.35         0.39         0.35         0.30
 TOTAL FUND OPERATING EXPENSES
 AFTER WAIVER(5)                     %            1.15         1.89         1.85         1.45

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                                         YEAR 1       YEAR 3       YEAR 5       YEAR 10
------------------------------------------------------------------------------------------
 Class A
 with redemption                $              59           82          108          181
 ..........................................................................................................................

 Class B
 with redemption                $              69           89          122          202(6)
 without redemption             $              19           59          102          202(6)
 ..........................................................................................................................

 Class C
 with redemption                $              29           58          100          217
 without redemption             $              19           58          100          217
 ..........................................................................................................................

 Class T
 with redemption                $              55           66           79          165  (7)
 without redemption             $              15           46           79          165  (7)
 ..........................................................................................................................

----------------------------
(1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 31 for details.

(2) This charge decreases over time. Please see page 31 for details.

----------------------------
(3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.

24      Government Securities Fund

 HOW THE                                                             NORTHSTAR
 FUND HAS                                                           GOVERNMENT
 PERFORMED            The following        Audited by other         SECURITIES
 [ICON]               chart shows the      independent                    FUND
                      fund's financial     accountants prior
                      performance by       to 1995.
                      share class. The     The fund's
                      1995, 1996 and       performance is
                      1997 figures have    also reported in
                      been audited by      national
                      Coopers & Lybrand    newspapers under
                      L.L.P.,              this trading
                      independent          symbol: GOVTT.
                      accountants.

(4) The Class T 12b-1 plan provides for payment up to 0.95%.

(5) After management fee waiver of 0.15% effective June 2, 1997. Without the waiver, the management fee would be 0.65% and the total fund operating expenses would be 1.30% for Class A, 2.04% for Class B, 2.00% for Class C and 1.60% for Class T.

----------------------------
(6) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

(7) Class T shares convert to Class A shares after year 8 or on June 2, 1998, whichever is later. This figure uses Class A expenses for years 9 and 10.
[ICON]
WHAT YOU PAY
TO INVEST
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                              Government Securities Fund      25

                                                             REGISTRANT
 NORTHSTAR                                                   Northstar
 GOVERNMENT                                                  Government
 SECURITIES                                                  Securities Fund
 FUND                                                        PORTFOLIO MANAGER
                                                             Ryan Johanson

                                                                CLASS A                             CLASS B                 CLASS C
YEAR ENDED DECEMBER 31,                              1997        1996      1995(1)      1997       1996        1995(1)       1997
------------------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                 $           9.48      10.07        9.51        9.48      10.07        9.51        9.47
 Net investment income                      $           0.68       0.63        0.34        0.52       0.57        0.30        0.59
 Net realized and unrealized gain
 (loss) on investments                      $             --      (0.60)       0.59        0.11      (0.60)       0.59        0.04
 TOTAL FROM INVESTMENT OPERATIONS           $           0.68       0.03        0.93        0.63      (0.03)       0.89        0.63
 Dividends from net investment income       $          (0.63)     (0.62)      (0.37)      (0.56)     (0.56)      (0.33)      (0.56)
 TOTAL DISTRIBUTIONS                        $          (0.63)     (0.62)      (0.37)      (0.56)     (0.56)      (0.33)      (0.56)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                     $           9.53       9.48       10.07        9.55       9.48       10.07        9.54
 TOTAL INVESTMENT RETURN(2)                 %           7.46       0.57       10.04        6.93      (0.15)       9.61        6.93
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                    $          1,744     14,185       3,235      13,503      9,135       2,790         542
 Ratio of expenses to average net
 assets                                     %           1.15       1.09        1.20(3)      1.89      1.80        1.70(3)     1.85
 Ratio of expense reimbursement to
 average net assets                         %           0.17       0.20        0.20(3)      0.17      0.20        0.20(3)     0.17
 Ratio of net investment income to
 average net assets                         %           6.44       6.85        6.01(3)      5.50      6.05        5.20(3)     5.67
 Portfolio turnover rate                    %            129        101         295         129        101         295         129

YEAR ENDED DECEMBER 31,                   1996      1995(1)
--------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                 10.07       9.51
 Net investment income                       0.58       0.30
 Net realized and unrealized gain
 (loss) on investments                      (0.62)      0.59
 TOTAL FROM INVESTMENT OPERATIONS           (0.04)      0.89
 Dividends from net investment income       (0.56)     (0.33)
 TOTAL DISTRIBUTIONS                        (0.56)     (0.33)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                      9.47      10.07
 TOTAL INVESTMENT RETURN(2)                 (0.21)      9.61
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                    1,147          8
 Ratio of expenses to average net
 assets                                      1.80       1.68(3)
 Ratio of expense reimbursement to
 average net assets                          0.21       0.20(3)
 Ratio of net investment income to
 average net assets                          6.22       5.28(3)
 Portfolio turnover rate                      101        295

                                                                                     CLASS T
YEAR ENDED DECEMBER 31,                              1997       1996       1995       1994       1993       1992       1991
------------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                 $           9.48      10.07       8.74      10.32       9.22       8.99       8.47
 Net investment income                      $           0.57       0.60       0.58       0.56       0.59       0.61       0.67
 Net realized and unrealized gain
 (loss) on investments                      $           0.10      (0.59)      1.35      (1.56)      1.09       0.23       0.52
 TOTAL FROM INVESTMENT OPERATIONS           $           0.67       0.01       1.93      (1.00)      1.68       0.84       1.19
 Dividends from net investment income       $          (0.60)     (0.60)     (0.60)     (0.57)     (0.58)     (0.61)     (0.67)
 Distributions from capital                 $             --         --         --      (0.01)        --         --         --
 TOTAL DISTRIBUTIONS                        $          (0.60)     (0.60)     (0.60)     (0.58)     (0.58)     (0.61)     (0.67)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                     $           9.55       9.48      10.07       8.74      10.32       9.22       8.99
 Total investment return(2)                 %           7.38       0.32      22.90      (9.82)     18.48       9.77      14.73
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                    $         89,939    112,126    150,951    152,608    184,156    144,144    121,389
 Ratio of expenses to average net
 assets                                     %           1.45       1.30       1.30       1.29       1.31       1.39       1.44
 Ratio of expense reimbursement and
 waiver to average net assets               %           0.20       0.21       0.20       0.20       0.20       0.20       0.20
 Ratio of net investment income (loss)
 to average net assets                      %           5.99       6.37       6.23       6.00       5.83       6.81       7.68
 Portfolio turnover rate                    %            129        101        295        315         81        120         87

YEAR ENDED DECEMBER 31,                   1990       1989       1988
--------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of
 the period                                  8.47       8.26       8.80
 Net investment income                       0.68       0.72       0.75
 Net realized and unrealized gain
 (loss) on investments                         --       0.21      (0.48)
 TOTAL FROM INVESTMENT OPERATIONS            0.68       0.93       0.27
 Dividends from net investment income       (0.68)     (0.72)     (0.75)
 Distributions from capital                    --         --      (0.06)
 TOTAL DISTRIBUTIONS                        (0.68)     (0.72)     (0.81)
 NET ASSET VALUE AT THE END OF THE
 PERIOD                                      8.47       8.47       8.26
 Total investment return(2)                  8.57      11.73       2.97
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
 ($000s)                                  108,420    123,735    169,421
 Ratio of expenses to average net
 assets                                      1.43       1.45       1.88
 Ratio of expense reimbursement and
 waiver to average net assets                0.20       0.20         --
 Ratio of net investment income (loss)
 to average net assets                       8.23       8.57       8.47
 Portfolio turnover rate                       17         74        494

--------------------------------------------------------------------------------

(1) Classes A, B & C commenced operations on June 5, 1995.

(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges. Prior to 1992, not covered by auditor's report.

(3) Annualized.

26      Government Securities Fund

MEET THE
PORTFOLIO
MANAGERS

JEFFREY AURIGEMMA
Jeffrey Aurigemma has managed the Northstar High Yield Fund since May 1997 and has co-managed the Northstar High Total Return Fund II and the Northstar High Total Return Fund since March 1998. He joined Northstar in October 1993.

Mr. Aurigemma has over eight years of experience in the management of high-yield fixed-income investments. From October 1993 through May 1997 he was a senior credit analyst for the Northstar High Total Return Fund. Before joining Northstar, he was a Senior Analyst -- Fixed Income for National Securities & Research Corporation.

CHARLES BRANDES
Charles Brandes has co-managed the Northstar International Value Fund and the Northstar Emerging Markets Value Fund since inception. Mr. Brandes has over 30 years of investment management experience. He founded the general partner of Brandes Investment Partners, L.P. in 1974 and owns a controlling interest in it. At Brandes Investment Partners, L.P., he serves as a Managing Partner and senior member of the investment committee.

Mr. Brandes earned his BA in Economics from Bucknell University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Charles Brandes and Jeff Busby structure the portfolio of the Northstar International Value Fund from a buy list determined by Brandes' Investment Committee, of which they are senior members.

JEFF BUSBY
Jeff Busby has been co-manager of the Northstar International Value Fund since its inception. Mr. Busby has over 12 years of investment management experience. At Brandes Investment Partners, L.P., he serves as a Managing Partner and senior member of the Investment Committee. He is also responsible for overseeing all trading activities for the firm.

Mr. Busby earned his BS in Chemical Engineering from Northwestern University and his MBA in Finance from the University of California, Berkeley. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Financial Analysts Society.

THOMAS OLE DIAL
Thomas Ole Dial has managed the Northstar High Total Return Fund II since its inception, and has managed the Northstar Balance Sheet Opportunities Fund since May 1997. He has managed the Northstar High Total Return Fund since its inception in November 1993. Mr. Dial, who has over 11 years of investment management experience, joined Northstar in October 1993.

Before joining Northstar, Mr. Dial was Executive Vice President, Chief Investment Officer-Fixed Income of National Securities & Research Corporation, and Senior Portfolio Manager of the National Bond Fund from August 1990 through July 1993.

RYAN JOHANSON
Ryan Johanson has managed the Northstar Government Securities Fund since March 1997, and has managed the Northstar Strategic Income Fund since March 1997. He joined Northstar in March 1997.

Mr. Johanson has over 11 years of experience in fixed-income investments. Before joining Northstar, he was Director of Global Market Risk Management -- Asia for Barclays Bank, Senior Manager of Banque Indosuez, and Chief Investment Officer at Fidelity Federal Bank.

LOUIS NAVELLIER
Louis Navellier has managed the Northstar Growth + Value Fund since its inception and has managed the Northstar Special Fund since February 1996.

Mr. Navellier has been managing assets since 1985 and is the sole owner of Navellier & Associates, Inc., a registered investment adviser that manages investments for high net worth individuals, institutions and pension funds.

IAN SUNDER
Ian Sunder has co-managed the Northstar Emerging Markets Value Fund since its inception. Mr. Sunder has over eight years of investment management experience. At Brandes Investment Partners, L.P., he serves as a Portfolio Manager and member of the Investment Committee.

Mr. Sunder earned his BA in Commerce from Karnatak University, India and his Master of Accountancy from Bowling Green State University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Financial Analysts Society.

Charles Brandes and Ian Sunder structure the portfolio of the Northstar Emerging Markets Value Fund from a buy list determined by Brandes' Investment Committee, of which Mr. Brandes is a senior member and Mr. Sunder is a member.

GEOFFREY WADSWORTH
Geoffrey Wadsworth has managed the Northstar Growth Fund since February 1996, and has managed the Northstar Income and Growth Fund since January 1997. Mr. Wadsworth, who has over 26 years of investment management experience, joined Northstar in October 1993.

Before joining Northstar, Mr. Wadsworth was a Vice President of National Securities & Research Corporation. He was portfolio manager of the National Stock Fund and assistant manager of the National Income and Growth Fund, National Worldwide Opportunities Fund and National Total Return Fund.

                                                                     MEET THE
                                                                    PORTFOLIO
                                                                     MANAGERS

SUB-ADVISERS
BRANDES INVESTMENT PARTNERS, L.P.

A registered investment adviser, Brandes Investment Partners, L.P. serves as sub-adviser to the Northstar International Value Fund and the Northstar Emerging Markets Value Fund. The company was formed in May 1996 as the successor to its general partner, Brandes Investment Partners, Inc. which has been (through various predecessor entities) providing investment advisory services since 1974.

Brandes Investment Partners, L.P. currently manages over $15 billion in international and global portfolios. Brandes receives a monthly fee for its services based on the average daily net assets of each of the funds it manages. The fee for each fund is paid by Northstar, and not by either of the funds, at a rate of 50% of the management fee that each of the funds pay Northstar.

NAVELLIER FUND MANAGEMENT, INC.

A registered investment adviser, Navellier Fund Management was established to provide sub-advisory investment services for various Northstar portfolios. It currently serves as sub-adviser to the Northstar Growth + Value Fund and the Northstar Special Fund and manages over $2 billion in aggressive growth and growth portfolios. The company is wholly-owned by Louis Navellier.

Navellier Fund Management receives a monthly fee for its services based on the average daily net assets of each of the funds it manages. The fee for each fund is paid by Northstar, and not by either of the funds, at a rate of 0.64% for the Northstar Growth + Value Fund and 0.48% for the Northstar Special Fund.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.

MEET THE
PORTFOLIO
MANAGERS

PERFORMANCE
PROFILE:
The charts below show the average annual return and the cumulative total return since inception for
BRANDES
the Northstar International Value Fund. The fund INVESTMENT PARTNERS commenced operations on March 6, 1995 as the Brandes International Fund, a series of the Brandes Investment Trust. It was reorganized on April 21, 1997 as the Northstar International Value Fund, a series of the Northstar Trust.

These figures reflect changes in the share prices and reinvestment of dividends and distributions, and are after deduction of all fees and expenses. Included for comparison are performance figures of the MSCI EAFE Index, an unmanaged index of securities listed on exchanges in markets in Europe, Australia and the Far East. It has been adjusted to reflect reinvestment of dividends. The results presented below may not equate with the return experienced by any shareholder as a result of timing of investments and the effects of taxes on any shareholder.

                          NORTHSTAR
                        INTERNATIONAL        MSCI
                         VALUE FUND         EAFE
                                (%)    INDEX (%)
 One year, ended
 December 31, 1997            17.86         1.78
 Cumulative total
 return since March 6,
 1995                         52.30        25.18

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             NORTHSTAR VALUE    MSCI EAFE

                International
                         Fund         Index
Mar 1995                 1.02          1.06
                         1.05           1.1
                         1.06          1.09
                         1.06          1.07
                          1.1          1.14
                         1.09          1.09
                         1.09          1.11
                         1.06          1.08
                         1.09          1.12
                         1.12          1.16
1996                     1.15          1.18
                         1.14          1.17
                         1.13          1.19
                         1.18          1.23
                         1.17          1.21
                         1.18          1.21
                         1.14          1.18
                         1.16          1.18
                         1.19          1.21
                         1.19           1.2
                         1.27          1.25
                         1.29          1.23
1997                     1.33          1.19
                         1.33          1.21
                         1.38          1.21
                         1.37          1.22
                         1.44           1.3
                         1.53          1.37
                         1.57          1.39
                         1.47          1.29
                          1.6          1.36
                         1.48          1.25
                         1.47          1.24
12/97                    1.52          1.25

                                                                     MEET THE
                                                                    PORTFOLIO
                                                                     MANAGERS

PERFORMANCE
PROFILE:
The charts below show the past performance of BRANDES
Brandes Investment Partners, L.P. in managing all INVESTMENT PARTNERS accounts with investment objectives, policies,

These figures demonstrate the historical track record of Brandes Investment Partners, L.P. The figures have been provided by Brandes Investment Partners, L.P. and have not been verified or audited by Northstar. They do not indicate how the Northstar International Value Fund or Brandes Investment Partners, L.P. will perform in the future.
techniques and restrictions substantially similar,
(a) The annual returns presented (right) were calculated on a time-weighted and asset-though not identical to those of the Northstar weighted, total return basis, including International Value Fund. The charts show reinvestments of all dividends, interest and income, realized and unrealized gain or losses average annual returns and the cumulative total and are net of applicable investment advisory fees, brokerage commissions and execution return since July 1990 for a composite of the costs, custodial fees and any applicable foreign withholding taxes, without provision actual performance of all international equity for federal and state income taxes, if any. accounts managed by Brandes Investment Partners This total return method differs from the SEC method of calculating total return. The from July 1990 until the present.
Brandes composite results include all actual, fee-paying, fully discretionary international equity accounts under management for at least one month beginning July 1, 1990 having substantially similar investment objectives, policies, techniques and restrictions to those of the Northstar International Value Fund. The weighted-average management fee during the period from July 1, 1990 through December 31, 1997 was 0.91% per year. Securities transactions are accounted for on the trade date and cash accounting is utilized. Cash and cash equivalents are included in performance results. Net annual returns for the composite for calendar year 1991 have been arrested by an independent accounting firm. Starting with calendar year 1992 through calendar year 1996, the composite has been examined by a Big Six accounting firm in accordance with AIMR Level II verification standards. The examination for calendar year 1997 has not been completed as of the date of this prospectus. Copies of the reports of independent accountants and a complete list and description of Brandes' composites are available on request. Brandes has prepared the performance data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS-TM-). AIMR did not prepare or review this data. The Fund agrees to conform the performance presentation to any changes in the SEC staff position relating to prior performance presentations.

The accounts were not subject to the same types of expenses as the fund or the requirements of the Investment Company Act of 1940 or the Internal Revenue Code, the limitations of which might have adversely affected performance results. Included for comparison purposes are performance figures of the MSCI EAFE Index. The results presented below may not equate with the return experienced by any particular account as a result of timing of investments and the effect of taxes on any client.

                 BRANDES
                 INTERNATIONAL              MSCI
                 EQUITY COMPOSITE           EAFE
                 (%)(A)                INDEX (%)
 One year,
 ended December
 31, 1997                       20.00       1.78
 Three years,
 ended December
 31, 1997                       16.67       6.27
 Five years,
 ended December
 31, 1997                       16.76      11.39
 Cumulative
 total return
 since
 July 1, 1990                     319        147

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                 BRANDES
              INTERNATIONAL      MSCI EAFE


                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.

MEET THE
PORTFOLIO
MANAGERS

                        Equity         Index
1990                      0.98          0.79
                          0.99          0.87
1991                      1.10          0.94
                          1.13          0.88
                          1.26          0.96
                          1.38          0.98
1992                      1.43          0.86
                          1.52          0.88
                          1.47          0.89
                          1.47          0.86
1993                      1.58          0.96
                          1.65          1.06
                          1.82          1.13
                          2.07          1.14
1994                      2.01          1.18
                          1.96          1.24
                          2.11          1.24
                          2.01          1.23
1995                      2.01          1.25
                          2.13          1.26
                          2.20          1.31
                          2.29          1.36
1996                      2.31          1.40
                          2.41          1.42
                          2.44          1.42
                          2.66          1.45
1997                      2.82          1.42
                          3.16          1.61
                          3.34          1.60
                          3.19          1.47

                                                                      MEET THE
                                                                     PORTFOLIO
                                                                      MANAGERS

PERFORMANCE
PROFILE:
The charts below show the average annual return
LOUIS NAVELLIER
and the cumulative total return since inception for the Northstar Growth + Value Fund.

                            NORTHSTAR
                             GROWTH +
                           VALUE FUND    S&P 500
                                  (%)  INDEX (%)
 One year, ended
 December 31, 1997              18.10      33.35
 Cumulative total
 return since November
 18, 1996                       14.80      30.92

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             NORTHSTAR GROWTH + VALUE
                       FUND              S&P 500 INDEX

Dec-96                             0.97            0.98
Jan-97                             1.00            1.04
Feb-97                             0.95            1.05
Mar-97                             0.92            1.01
Apr-97                             0.94            1.07
May-97                             1.02            1.13
Jun-97                             1.08            1.18
Jul-97                             1.18            1.28
Aug-97                             1.19            1.21
Sep-97                             1.30            1.27
Oct-97                             1.21            1.23
Nov-97                             1.18            1.29
Dec-97                             1.15            1.31
Unit value

In addition to owning Navellier Fund Management, Inc., Louis Navellier is the sole owner of Navellier & Associates, Inc., a registered investment adviser that has been managing large pools of private assets since 1985.

Mr. Navellier and his staff use a computer-based system he developed to analyze over 9,000 stocks as a basis for making buying and selling decisions.

The charts on page 33 show his past performance in managing accounts with investment policies and objectives substantially similar to the Northstar Growth + Value Fund.

The charts show average annual returns and the cumulative total return since January 1985 for a composite of the actual performance of all equity accounts managed by Navellier & Associates from 1985 to present, calculated according to AIMR standards. This total return method differs from the SEC method of calculating total return. Navellier has prepared the performance data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS-TM-). AIMR did not prepare or review this data. The Fund agrees to conform the performance presentation to any changes in the SEC staff position relating to prior performance presentations.

The accounts were not subject to the requirements of the Investment Company Act of 1940 or the Internal Revenue Code, the limitations of which might have adversely affected performance results.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.

MEET THE
PORTFOLIO
MANAGERS

PERFORMANCE
PROFILE:

LOUIS NAVELLIER

These figures demonstrate the historical track record of Navellier & Associates. The figures have been provided by Navellier & Associates and have not been verified or audited by Northstar. They do not indicate how the Northstar Growth + Value Fund or Navellier & Associates will perform in the future.

(a) Results are after deduction of fees and expenses. Prior to January 1, 1993, any account expenses not deducted from the accounts, such as management fees paid outside the accounts, are not reflected in the performance results. If these fees had been deducted from the accounts, they would have reduced performance. Fees were not materially different from the Growth + Value Fund's expense ratio, but were generally higher than the expense ratio for Class A shares and lower than the expense ratios for Class B and C shares.

                        NAVELLIER AND
                           ASSOCIATES
                            COMPOSITE    S&P 500
                               (%)(A)  INDEX (%)
 1985                           49.95      31.84
 1986                           31.20      18.66
 1987                            8.05       5.24
 1988                           11.40      16.51
 1989                           22.20      31.58
 1990                           12.51     (3.15)
 1991                           66.41      30.50
 1992                            3.12       7.61
 1993                           16.83      10.09
 1994                            1.53       1.31

                        NAVELLIER AND
                           ASSOCIATES
                            COMPOSITE    S&P 500
                               (%)(A)  INDEX (%)
 1995                           43.80      37.59
 1996                           10.68      22.31
 1997                           13.05      33.32

                                                                     MEET THE
                                                                    PORTFOLIO
                                                                     MANAGERS

 Three years, ended
 December 31, 1997              21.61      30.88
 Five years, ended
 December 31, 1997              16.37      20.13
 Ten years, ended
 December 31, 1997              18.82      17.96
 Cumulative total
 return since
 January 1, 1985                1,092        759

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               NAVELLIER AND ASSOCIATES
                      COMPOSITE             S&P 500 INDEX

1985                                  1.00            1.00
1985                                  1.50            1.32
1986                                  1.97            1.56
1987                                  2.13            1.65
1988                                  2.37            1.92
1989                                  2.89            2.52
1990                                  3.26            2.44
1991                                  5.42            3.19
1992                                  5.59            3.43
1993                                  6.53            3.78
1994                                  6.63            3.83
1995                                  9.53            5.27
1996                                 10.55            6.44
1997                                 11.92            8.59
Unit value

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF NORTHSTAR FUNDS

THERE ARE THREE STEPS TO TAKE WHEN
YOU WANT TO BUY, SELL OR EXCHANGE SHARES OF OUR FUNDS:

- first, choose a share class

- second, open a Northstar account and make your first investment

- third, choose one of several ways to buy, sell or exchange shares.
--------------------------------------------------------------------------------

CHOOSING A
SHARE CLASS
All Northstar funds are available in Class A, Class B and Class C shares.
The chart below summarizes the differences between the share classes -- your choice of share class will depend on how much you are investing and for how long. Large investments qualify for a reduced Class A sales charge and avoid the higher distribution fees of classes B and C. Investments in Class B and Class C shares don't have a front-end sales charge but there is a restriction on the amount you can invest at one time. Your financial consultant can help you, or feel free to call us for more information.

Some of our funds also have Class T shares. You can no longer buy Class T shares unless you are reinvesting income, or exchanging Class T shares you already own, including Class T shares of the Cash Management Fund of Salomon Brothers Investment Series (a money market fund that's available through Northstar, but isn't one of the Northstar funds).
In addition to Class A, Class B and Class C shares, the Northstar Growth Fund offers Class I shares. Class I shares are only available to certain defined benefit plans, insurance companies and foundations investing for their own account. Class I shares may have different sales charges and other expenses, which may affect performance. You can obtain additional information concerning Class I shares by calling us at 1-800-595-7827.

We've listed actual expenses charged to the funds beginning on page 4.

 Maximum     CLASS A    no limit
 amount you  CLASS B    $500,000
 can buy     CLASS C    $750,000
             CLASS T    can only be purchased by reinvesting income or exchanging
                        other Class T shares
 Front-end   CLASS A    yes, varies by size of investment
 sales       CLASS B    none
 charge      CLASS C    none
             CLASS T    none
 Deferred    CLASS A    only on investments of $1 million or more if you sell within
 sales       CLASS B    18 months
 charge      CLASS C    yes, if you sell within 5 years
             CLASS T    yes, if you sell within 1 year
                        yes, if you sell within 4 years
 Service     CLASS A    0.25% per year
 fee         CLASS B    0.25% per year
             CLASS C    0.25% per year
             CLASS T    0.25% per year
             CLASS A    0.05% per year
 Distribution CLASS B   0.75% per year
 fee         CLASS C    0.75% per year
             CLASS T    from 0.40% to 0.75% per year (varies by fund)
 Conversion  CLASS B    Class B shares convert to Class A shares after 8 years
             CLASS T    Class T shares convert to Class A shares after 8 years or on
                        June 2, 1998 (whichever is later)

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                              OF NORTHSTAR FUNDS

FRONT-END SALES
CHARGES
(Class A shares only)

                                                                                 AMOUNT RETAINED BY
---------------------------------------------------------------------------------------------------
                                         FRONT-END SALES CHARGE                             DEALERS
                                    as a percentage         as a percentage         as a percentage
YOUR INVESTMENT              of your net investment       of offering price       of offering price
 up to $99,999                                 4.99                    4.75                    4.00
 $100,000 to $249,000                          3.90                    3.75                    3.10
 $250,000 to $499,000                          2.83                    2.75                    2.30
 $500,000 to $999,000                          2.04                    2.00                    1.70
 $1,000,000 and over                             --                      --                      --

WAYS TO REDUCE OR ELIMINATE SALES CHARGES
THERE ARE THREE WAYS YOU CAN REDUCE YOUR FRONT-END SALES CHARGES.

1. TAKE ADVANTAGE OF PURCHASES YOU'VE ALREADY MADE
   Rights of accumulation let you combine the value of all the Class A shares you already own with your current investment to calculate your sales charge.

2. TAKE ADVANTAGE OF PURCHASES YOU INTEND TO MAKE
   By signing a non-binding letter of intent, you can combine investments you plan to make over a 13 month period to calculate the sales charge you'll pay on each investment.

3. BUY AS PART OF A GROUP OF INVESTORS
   You can combine your investments with others in a recognized group when calculating your sales charge. The following is a general list of the groups Northstar recognizes for this benefit:
   - you, your spouse and your children under the age of 21

   - a trustee or fiduciary for a single trust, estate or fiduciary account (including qualifying pension, profit sharing and other employee benefit trusts)

   - any other organized group that has been in existence for at least six months, and wasn't formed solely for the purpose of investing at a discount.

YOU MAY NOT HAVE TO PAY FRONT-END SALES CHARGES OR A CDSC IF YOU ARE:

   - an active or retired trustee, director, officer, partner or employee (including immediate family) of
    - Northstar or of any of its affiliated companies
    - any Northstar affiliated investment company
    - a dealer that has a sales agreement with the distributor

   - a trustee or custodian of any qualified retirement plan or IRA established for the benefit of anyone in the point above

   - a dealer, broker or registered investment adviser who has entered into an agreement with the distributor providing for the use of shares of the fund in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of your clients

   - a service provider for Northstar, any Northstar affiliated company, or any Northstar affiliated investment company

   - a Brandes employee, officer or partner

   - an owner, participant or beneficiary of life insurance and/or annuity contracts with ReliaStar Life Insurance Company (ReliaStar) or any ReliaStar affiliated life insurance company to the extent they invest payments made to them under the contracts in one or more Northstar Funds within sixty days of payment under the contracts.

You won't pay a sales charge when you buy Class A shares of a Northstar fund through a dealer by transferring the proceeds of the sale of another open-end fund, so long as:

   - you have held the shares in the fund you're selling for at least six months, and you paid a sales charge when you bought them

   - you send the proceeds of the sale directly to Northstar or our agent or hold them in cash or a money market fund

   - you buy the shares of the fund within 60 days of the sale, and

   - the fund has the same or a similar investment objective.

Pension, profit sharing and other benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 456 of the Code don't pay a front-end sales charge or a CDSC, as long as the shares are purchased by an employer sponsored plan with at least 50 eligible employees.

Investment Advisors or Financial Planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts don't pay a front-end sales charge or a CDSC if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF NORTHSTAR FUNDS

If you think you might be eligible to reduce your sales charges using any of these methods, please call us or consult the Statement of Additional Information
(SAI).

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                              OF NORTHSTAR FUNDS

DEFERRED SALES
CHARGES
(Classes A, B, C & T)
We deduct a contingent deferred sales charge (CDSC) from the proceeds when you sell shares as indicated below. A CDSC is charged on the current market value of the shares, or on the price you paid for them, whichever is less. You aren't charged a CDSC on shares you acquired by reinvesting your dividends, or on amounts representing appreciation.
When you ask us to sell shares, we will sell those that are exempt from the CDSC first, and then sell the shares you have held the longest. This helps keep your CDSC as low as possible.

CLASS A SHARES

There is generally no CDSC on Class A shares, except for purchases of $1 million or more, when you sell them within 18 months of when you bought them.

YOUR INVESTMENT        CDSC ON SHARES BEING
SOLD
 First $1,000,000 to $2,499,999          1.00%
 $2,500,000 to $4,999,999                0.50%
 $5,000,000 and over                     0.25%

CLASS B, C & T SHARES

YEARS AFTER YOU
BOUGHT THE SHARES     CLASS B     CLASS C     CLASS T
 1st year                 5.00%       1.00%       4.00%
 2nd year                 4.00%          --       3.00%
 3rd year                 3.00%          --       2.00%
 4th year                 2.00%          --       1.00%
 5th year                 2.00%          --          --
 after 5 years               --          --          --

WHEN THE CDSC MIGHT BE WAIVED

We may waive the CDSC for Class B and Class C shares if:

- the shareholder dies or becomes disabled

- you're selling your shares through our systematic withdrawal program

- you're selling shares of a retirement plan and you are over 70 1/2 years old

- you're exchanging Class B, C or T shares for the same class of shares of another Northstar fund

- you fall into any of the waiver categories listed on page 32.

If you think you might be eligible for a CDSC waiver, please call us or consult the SAI.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF NORTHSTAR FUNDS

OPENING A
NORTHSTAR
ACCOUNT
Once you've chosen the funds you would like to invest in and the share class you prefer, you're ready to open an account.

First, determine how much money you want to invest. The minimum initial investment for Northstar funds is:

- $2,500 for non-retirement accounts (we reserve the right to accept smaller amounts)
- $250 for retirement accounts
- $25 if you are investing using our automatic investment plan (see page 34).

Next, open an account in one of two ways:

- give a check to your financial consultant, who will open an account for you, or

- complete the application enclosed with this prospectus and mail it to us, along with your check made payable to Northstar Funds.

TAX-SHELTERED RETIREMENT PLANS

Call or write to us about opening your Northstar account as any one of the following retirement plans:

- Roth IRAs,
- IRAs,
- SEP-IRAs,

- Simple IRAs.
--------------------------------------------------------------------------------

BUYING, SELLING
AND EXCHANGING
Once you've opened an account and made your first investment, you can choose one of three ways to buy, sell or exchange shares of Northstar funds:

- through your financial consultant
- directly, by mail or over the telephone
- using one of our automatic plans.

We'll send you a confirmation statement every time you make a transaction that affects your account balance, except when we pay distributions.

Some broker-dealers or agents might charge you a fee if you buy or sell shares through them.

Instructions for each option appear in the chart on page 34, but here are a few things you should know before you begin.
--------------------------------------------------------------------------------

HOW SHARES ARE
PRICED
The price you pay or receive when you buy, sell or exchange shares is determined by the fund's net asset value (NAV) per share and share class. NAV is calculated each business day at the close of regular trading on the New York Stock Exchange (usually 4:00 EST) by dividing the net assets of each fund class by the number of shares outstanding. To calculate NAV, we determine the fair market value of the fund's portfolio securities using the method described in the SAI.

When you're buying shares, you'll pay the NAV that is next calculated after we receive your order in proper form, plus any sales charges that apply. When you're selling shares, you'll receive the NAV that is next calculated after we receive your order in proper form, less any deferred sales charges that apply.
--------------------------------------------------------------------------------

SOME RULES FOR
BUYING
- The minimum amount of each investment after your first one is:

 - $100 for non-retirement accounts
 - $25 for retirement accounts
 - $25 if you are investing using our automatic investment plan (see page 34).

- We record most shares on our books electronically. We will issue a certificate if you ask us to in writing, however most of our shareholders prefer not to have their shares in certificate form because certificated shares can't be sold or exchanged by telephone or using the systematic withdrawal program.

- We have the right to refuse a request to buy shares.

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                              OF NORTHSTAR FUNDS

SOME RULES FOR
SELLING
- Selling your shares may result in a deferred sales charge. Please refer to the table on page 31.

- We'll pay you within three days from the time we receive your request to sell, unless you're selling shares you recently paid for by check. In that case, we'll pay you when your check has cleared, which may take up to 15 days.

- If you are a corporation, partnership, executor, administrator, trustee, custodian, guardian or you are selling shares of a retirement plan, you'll need to complete special documentation and give us your request in writing. Please call us for information.

- You can reinvest part or all of the proceeds of any shares you sell without paying a sales charge. You must let us know in writing 30 days from the day you sold the shares, and buy the same class of shares you sold. We will reimburse you for any CDSC you paid. Please see page 36 for information about how this can affect your taxes.

- If selling shares results in the value of your account falling below $500, we have the right to close your account, so long as your account has been open for at least a year. We'll let you know 60 days in advance, and if you don't bring the account balance above $500, we'll sell your shares, mail the proceeds to you and close your account. We may also close your account if you give us an incorrect social security number or taxpayer identification number.

- In unusual circumstances, we may temporarily suspend the processing of requests to sell.

--------------------------------------------------------------------------------

SOME RULES FOR
EXCHANGING
- When you exchange shares, you are selling shares of one fund and using the proceeds to buy shares of another fund. Please see page 36 for information about how this can affect your taxes.

- Before you make an exchange, be sure to request and read the sections of the prospectus of the fund you are exchanging to that discuss the shares you're exchanging to.

- You can exchange shares of any fund for the same class of shares of any other fund, or for shares of the Cash Management Fund without a sales charge. You will, however, pay a sales charge if you buy shares of the Cash Management Fund, and then exchange them for Class A shares of any of the funds.

- For the purposes of calculating CDSC, shares you exchange will continue to age from the day you first purchased them, even if you're exchanging into the Cash Management Fund.

- We'll let you know 60 days in advance if we want to make any changes to these rules.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF NORTHSTAR FUNDS

WAYS TO BUY, SELL OR EXCHANGE             WHEN TO USE THIS OPTION

--------------------------------------------  --------------------------------------------
THROUGH YOUR FINANCIAL CONSULTANT             - buy
                                              - sell
                                              - exchange


--------------------------------------------  --------------------------------------------
BY MAIL
Please call us if you have any questions --   - buy
we can't process your request until we have   - sell
all of the documents we need.                 - exchange

--------------------------------------------  --------------------------------------------
BY TELEPHONE
To sign up for this service, complete         - sell
section 9 of the application or call us at    - exchange
1-800-595-7827.

--------------------------------------------  --------------------------------------------
AUTOMATIC INVESTMENT PLAN
To sign up for this service, complete         - buy
section 7 of the application or call us at
1-800-595-7827.
--------------------------------------------  --------------------------------------------
SYSTEMATIC WITHDRAWAL PROGRAM
To sign up for this service, complete         - sell
section 8 of the application or call us at
1-800-595-7827.

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF NORTHSTAR FUNDS

HOW TO USE IT

--------------------------------------------------------------------------------

If you're BUYING shares, make your check payable to Northstar Funds and give it to your financial consultant, who will forward it to us.

When you're SELLING, give your written request to your financial consultant, who may charge you a fee for this service.

--------------------------------------------------------------------------------

Send your request to buy, sell or exchange in writing to:

Northstar Funds
c/o First Data Investor Services Group, Inc.
P.O. Box 5131
Westborough MA 01581-5131

Your letter should tell us:

- your account number

- your social security number or taxpayer identification number

- the name the account is registered in

- the fund name and share class you're buying or selling, and, for exchanges, the fund name and share class you're exchanging to

- the dollar value or number of shares you want to buy, sell or exchange.

If you're BUYING include a check payable to Northstar Funds with your request.

If you're SELLING or EXCHANGING, your request must be signed by all registered owners of the account.

We'll ask you to guarantee the signatures if:

- you are selling more than $50,000 worth of shares

- your address of record has changed in the past 30 days

- you want us to send the payment to someone other than the registered owner, to an address other than the address of record, or in any form other than by check.

Signatures can be guaranteed by a bank, a member of the national stock exchange or another eligible institution.
--------------------------------------------------------------------------------

You can SELL or EXCHANGE up to $50,000 of your shares by telephone.

Call us at 1-800-595-7827 between 8:30 a.m. and 4:00 p.m. EST.

When you're calling with your request, we'll ask you for your name, social security number, broker of record or other identification. If we don't ask for these things and process an unauthorized telephone transaction, we are responsible for any losses to your account. Otherwise you are responsible for any unauthorized use of the telephone transaction service.

We'll mail the proceeds of the sale to the address of record or wire $1,000 or more to any commercial bank in the U.S. that is a member of the Federal Reserve System. Northstar does not charge a fee for this service, but your bank may charge you a fee for receiving a wire transfer.
--------------------------------------------------------------------------------

You can authorize us to automatically withdraw a minimum of $25 each month from your bank account and use it to buy shares in Northstar funds.

There's no charge for this service, but your bank may charge you a small set-up or transaction fee. You can cancel the program at any time.
--------------------------------------------------------------------------------

You can ask us to automatically transfer money from your Northstar account into your bank account.

We will sell shares or share fractions on your behalf monthly, quarterly or annually and automatically deposit the proceeds into your bank account. There may be a sales charge on shares we sell on your behalf.

You must have at least $5,000 worth of shares in your account to participate in this program. The minimum transfer amount is $25.

It isn't to your advantage to buy and sell shares of the same fund at the same time, so you can't set up a systematic withdrawal program for an account you've already signed up on an automatic investment plan.

                                                                     MUTUAL FUND
                                                                    EARNINGS AND
                                                                      YOUR TAXES

HOW THE FUNDS
PAY DISTRIBUTIONS
Each Northstar fund distributes virtually all of its net investment income and net capital gains to shareholders at least annually in the form of dividends.

The funds pay dividends as follows:

 Growth Funds                     annually
 Income and Growth Funds          quarterly
 Income Funds                     monthly

As a shareholder, you are entitled to a share of the income and capital gains a fund distributes. The amount you receive is based on the number of shares you own.

DISTRIBUTION OPTIONS

You can take your distributions as cash or reinvest them in the same class of shares of any of our funds. You specify your preference when you open your account. Distribution options vary by share class, as follows.

CLASS A, B & C SHARES

- reinvest both income dividends and capital gain distributions to buy additional Class A, B or C shares of any fund you choose

- receive income dividends in cash and reinvest capital gain distributions to buy additional Class A, B or C shares of any fund you choose

- receive both income dividends and capital gain distributions in cash.

You can change your distribution instructions at any time by notifying us by phone (if going to the address of record), or in writing.

If you don't specify how you would like to receive your distributions, we'll automatically reinvest both income dividends and capital gain distributions in additional shares of the same fund.

CLASS T SHARES

You must receive all distributions in the same way, either in cash or by reinvesting them in additional shares of the same fund.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.

MUTUAL FUND
EARNINGS AND
YOUR TAXES

HOW YOUR
DISTRIBUTIONS
ARE TAXED
Each Northstar fund intends to meet the requirements for being a tax-qualified regulated investment company, which means they generally do not pay federal income tax on the earnings they distribute to shareholders.

As a result, distributions that you receive will generally be considered to be taxable in your hands. Income distributions, whether you take them as cash or reinvest them, are taxable as ordinary income. Capital gain distributions are taxable as long-term capital gains, regardless of how long you've held the shares.

Distributions may also be subject to state, local or foreign taxes.

If income distributed to you includes dividends paid by U.S. corporations, part of the dividends the fund pays may be eligible for the corporate dividends-received deduction.

TIMING YOUR PURCHASE

If you buy shares of a fund just before it makes a distribution, you will pay the full price but part of your investment will come back to you as a taxable distribution. Unless you are investing in a tax- deferred account, such as an IRA, this is not to your advantage because you'll pay tax on the dividend but will not have shared in the increase in the net asset value of the fund.

WHEN DISTRIBUTIONS ARE DECLARED

For tax purposes, distributions declared by the fund in October, November or December and paid to you in January are taxable in the calendar year in which they were declared.

BACKUP WITHHOLDING TAX

We'll notify you each year of the tax status of dividends and distributions. If we don't have your tax identification number, or if you have been told by the IRS that you are subject to backup withholding tax, we may be required to withhold U.S. federal income tax on any distributions at the rate of 31%.

WHEN YOU SELL YOUR SHARES

When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.

In your federal income tax return you report a capital gain as income and a capital loss as a deduction.

CONSULT YOUR TAX ADVISER

The information above is general in nature. You should consult your tax adviser to discuss how investing in Northstar funds affects your personal tax situation.

                                                                    THE BUSINESS
                                                                       OF MUTUAL
                                                                           FUNDS

HOW THE FUNDS
ARE ORGANIZED
AND MANAGED
Each of the Northstar funds is a diversified mutual fund. The Northstar Growth + Value Fund, Northstar International Value Fund, Northstar Emerging Markets Value Fund, Northstar Income and Growth Fund, and Northstar High Total Return Fund II are all series of the Northstar Trust (formerly the Northstar Advantage Trust), which is registered as an investment company with the SEC. All of the other funds are trusts registered separately with the SEC.

The trustees of each SEC-registered trust oversee the business affairs of the funds and are responsible for major decisions about each fund's investment objectives and policies.

The funds do not hold regular shareholder meetings, but may hold special meetings. A special meeting is called if investors holding at least 10% of the outstanding shares of a fund request it. Certain objectives and policies of the funds may only be changed by shareholder vote. A shareholder vote is required to change the investment objective of a Northstar fund because the fund investment objectives are fundamental.

The day-to-day management of the funds is handled by the following companies and advisers appointed by the trustees:

INVESTMENT ADVISER

Oversees the investment management of the sub-advisers for the funds which are managed by a sub-adviser and provides advice and recommendations about investments made by all of the funds. The investment adviser is paid out of each fund's management fee, which are listed beginning on page 4.

Northstar Investment Management Corporation
2 Pickwick Plaza
Greenwich, CT 06830

ADMINISTRATOR

Provides administrative, compliance and accounting services to the funds. The administrator receives an annual administrative services fee from each fund of 0.10% of the fund's average daily net assets, plus $5 per account per year.

Northstar Administrators Corporation
2 Pickwick Plaza
Greenwich, CT 06830

DISTRIBUTOR

Markets the funds and distributes shares through financial consultants and other financial representatives.

Northstar Distributors, Inc.
2 Pickwick Plaza
Greenwich, CT 06830

CUSTODIAN

Holds all the funds' assets.

Custodian and fund accounting agent:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT

Handles shareholder record-keeping and statements, distribution of dividends and processing of orders to buy and sell shares.

First Data Investor Services Group, Inc.
4400 Computer Drive
Westborough, MA 01581-5120

PORTFOLIO MANAGERS AND SUB-ADVISERS

You'll find profiles of all of our portfolio managers and sub-advisers to the funds beginning on page 26.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.

THE BUSINESS
OF MUTUAL
FUNDS

HOW DEALERS ARE
COMPENSATED
Dealers receive payment for selling shares of Northstar funds in three ways:

THEY RECEIVE A COMMISSION WHEN
YOU BUY SHARES

The amount of the commission depends on the amount you invest and the share class you buy. Sales commissions are detailed in the chart below.

- CLASS A INVESTMENTS
 (% OF OFFERING PRICE)

                        COMMISSION      AMOUNT
               RECEIVED BY DEALERS        PAID
              OUT OF SALES CHARGES      BY THE
                           YOU PAY  DISTRIBUTOR
 up to $99,999                4.00          --
 $100,000 to $249,999         3.10          --
 $250,000 to $499,999         2.30          --
 $500,000 to $999,999         1.70          --
 $1,000,000 to                  --        1.00
$2,499,999
 $2,500,000 to                  --        0.50
$4,999,999
 $5,000,000 and over            --        0.25

- CLASS B INVESTMENTS

 Receives 4% of the sale price from the distributor

- CLASS C INVESTMENTS

 Receives 1% of the sale price from the distributor

THEY ARE PAID A FEE BY THE DISTRIBUTOR
FOR SERVICING YOUR ACCOUNT

They receive a service fee depending on the average net asset value of the class of shares their clients hold in Northstar funds. These fees are paid from the 12b -1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12b -1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. You'll find the 12b -1 fees listed in the fund information beginning on page 4. Service and distribution fee percentages appear on page 31.

THEY MAY RECEIVE ADDITIONAL BENEFITS
AND REWARDS

Selling shares of Northstar funds may make dealers eligible for awards or to participate in sales programs sponsored by Northstar. The costs of these benefits and rewards are not deducted from the assets of the funds -- they are paid from the distributor's own resources.

The distributor may also pay additional compensation to dealers including Advest, Inc. out of its own resources for marketing and other services to shareholders. All payments it receives for Class T shares are paid to Advest, Inc.

                                                                    THE RISKS OF
                                                                    INVESTING IN
                                                                    MUTUAL FUNDS

Risk is the potential that your investment will lose money or not earn as much as you hope. Mutual funds have varying degrees of risk, depending on the securities they invest in. There is no guarantee that a fund will achieve its investment objective.

You'll find a discussion of the risk factors associated with each fund beginning on page 4.

This section provides information about the risks associated with different kinds of securities. It also lists additional investment practices that may involve elements of risk.

--------------------------------------------------------------------------------

EQUITIES
- Give the buyer ownership rights in the issuer. Common and preferred stocks, convertible securities, stock purchase rights and interests in real estate investment trusts are types of equities. Real estate investment trusts are companies that manage a portfolio of real estate to earn profits for shareholders.

- The market value of an equity security may go up or down rapidly depending on market conditions. This affects the value of the shares of a fund, and the value of your investment.

- Securities of smaller companies may be subject to more abrupt or erratic market movements because they are traded in lower volume and are subject to greater changes in earnings and growth prospects. Such securities may include securities of emerging growth companies. Emerging growth companies may:

 - be in a relatively early stage of development, but will usually have consistent or accelerating earnings growth

 - occupy a profitable market niche

 - have products or technologies that are new, unique or proprietary

 - be in an industry that has a favorable long-term growth outlook.

--------------------------------------------------------------------------------

DEBT SECURITIES
- Obligations to repay borrowed money within a certain time with or without interest. Zero-coupon securities, pay-in-kind securities, discount obligations, mortgage-backed securities, convertible securities and high-yield securities are types of debt securities.

- Debt securities are affected by changes in interest rates. In general, when interest rates go up, the value of a debt security decreases; when interest rates go down, the value of a debt security increases.

- There is also the risk that the borrower won't be able to fulfill its obligation, resulting in loss or a lower price than anticipated.

LOWER-RATED OR JUNK BONDS

The chart on page 44 indicates which funds invest in high-yield securities (junk bonds). In addition to general risks listed above that are associated with debt securities, junk bonds have special risks:

- They fluctuate more in value than higher-rated securities.

- They are more subject to the risk that the borrower won't fulfill its obligation.

- There may not be a market to sell them at a reasonable price, resulting in loss or a lower price than anticipated.

- The fund's ability to achieve its investment objective may be more dependent on Northstar's credit analysis than is the case for higher-rated securities.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.

THE RISKS OF
INVESTING IN
MUTUAL FUNDS

                                                                                           BALANCE
                                                                                             SHEET
                                    HIGH YIELD          HIGH TOTAL         STRATEGIC  OPPORTUNITIES
 QUALITY RATING                        FUND(1)   RETURN FUND II(1)    INCOME FUND(1)       FUND(1)
--------------------------------------------------------------------------------------------------
 Investment grade                           --                  --              13.3            --
 BB                                       33.8                10.0              23.6           4.4
 B                                        59.8                50.9              22.0          29.4
 CCC                                        --                 4.7               2.7           4.5
 CC                                         --                  --                --            --
 C                                          --                  --                --            --
 D                                          --                  --                --            --
 Non-rated                                  --                19.2                28          16.2
 U.S. Governments, equities &              6.4                15.2              35.6          45.5
  others
 Total                                    100%                100%              100%          100%
--------------------------------------------------------------------------------------------------

  (1) Data as of December 31, 1997.

--------------------------------------------------------------------------------

FOREIGN
INVESTMENTS

- Securities issued by companies or governments of foreign countries. May include equities and debt securities including sovereign debt obligations (securities issued to refinance foreign government bank loans and other debt also known as Brady Bonds).

- Subject to all of the risks associated with equity and debt securities. There are also other risks that can affect the value of a foreign investment.

  - foreign markets may be less regulated, may have less volume and be less liquid

 - foreign securities may be less liquid and more volatile

 - the value of the securities are affected by changes in currency exchange rates and exchange control regulations

 - the value of foreign securities may be affected by adverse political and economic developments, seizure or nationalization of foreign deposits, and government restrictions

 - there is often less information available about foreign companies and many countries do not have the accounting, auditing and financial reporting that we have in the United States.

EMERGING MARKETS

- Investment in emerging markets have additional risks: developing countries have economic structures that are less mature, they have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed.

DEPOSITORY RECEIPTS

- American Depository Receipts (ADRs) are typically issued by U.S. banks or trust companies. They are based on ownership of securities issued by foreign companies, and are traded on U.S. exchanges. European Depository Receipts
  (EDRs) and Global Depository Receipts (GDRs) are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies. They are based on ownership of securities issued by foreign or U.S. companies, and are traded on stock exchanges around the world.

                                                                    THE RISKS OF
                                                                    INVESTING IN
                                                                    MUTUAL FUNDS

OTHER, HIGHER
RISK SECURITIES
ILLIQUID SECURITIES -- FUNDS ARE LIMITED TO 15% OF NET ASSET VALUE (5% OF NET ASSET VALUE FOR INTERNATIONAL VALUE AND EMERGING MARKETS VALUE FUNDS)

- Securities that can't be sold quickly at a reasonable price, or that can't be sold on the open market. Includes restricted securities and private placements.

- Used to realize higher profits.

- There may be fewer market players which can result in lower prices, and sales can take longer to complete.

- Following guidelines established by the trustees of each fund, Northstar may consider a security than can't be sold on the open market to be liquid if it can be sold to institutional investors (Rule 144A) or on foreign markets.

DERIVATIVE SECURITIES

- Securities that derive their value from the performance of an underlying asset. Usually take the form of a contract to buy or sell an asset or commodity either now or in the future, but mortgage and other asset-backed securities are also generally considered derivatives. Types of derivative securities include options, futures contracts, options on futures and forward contracts.

- Used often to "hedge" or offset market fluctuations or changes in currency exchange or interest rates. May also be used for speculative purposes to increase returns.

- In addition to the risks associated with equities and debt securities, there are several special risks associated with the use of derivatives:

  - changes in the value of the derivative may not match changes in the value of its underlying asset

 - hedging may not be successful, and may prevent the fund from making other gains

 - derivatives used for speculative purposes can result in gains or losses that are substantially greater than the derivative's original cost.

- The International Value and Emerging Markets Value Funds do not currently intend to make use of any derivatives, including transactions in currency forwards for hedging purposes.

--------------------------------------------------------------------------------

INVESTMENT
PRACTICES
REPURCHASE AGREEMENTS -- FUNDS ARE LIMITED TO 15% OF THEIR NET ASSET VALUE

- Buying a security from a bank or dealer who must buy it back at a fixed price on a specified day. Repurchase agreements that mature after more than seven days are considered to be illiquid investments. Investments in this type of repurchase agreement can only be 5% of a fund's net asset value.

- Used for temporary and defensive purposes or to generate income from cash balances.

- The bank or dealer may not be able to buy back the security.

SHORT-TERM TRADING -- NO LIMIT

- Selling a security soon after you buy it.

- Used when the fund needs to be more liquid, in response to changes in interest rates and economic or other developments, or when a security has reached its price or yield objective.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.

THE RISKS OF
INVESTING IN
MUTUAL FUNDS

- May result in higher costs for brokerage commissions, dealer mark-ups and other transactions costs, as well as taxable capital gains.

TEMPORARY INVESTMENTS -- NO LIMIT

- Temporarily maintaining part or all of a fund's assets in cash or in U.S. Government Securities, commercial paper, banker's acceptances, repurchase agreements and certificates of deposit.

- Used for temporary and defensive purposes in periods of unusual market conditions.

- Provides lower returns.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS -- NO LIMIT

- A commitment to buy a security on a specific day in the future at a specified price.

- Used to realize short-term profits.

- If made through a dealer, there is a risk that the dealer won't complete the sale, and that the fund will lose out on a good yield or price.

- There is also risk that the value of the security will change before the transaction is settled, resulting in short-term losses instead of gains.

CLOSED-END INVESTMENT COMPANIES -- (EMERGING MARKETS VALUE FUND IS LIMITED TO 10% OF TOTAL ASSETS)

- An investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market.

- Used to invest in securities markets of certain countries where restrictions on direct investment by foreign entities would otherwise limit the fund's ability to invest in the securities markets of such countries, or to generate income from cash balances.

- The fund will indirectly bear its proportionate share of any fees and expenses of such companies, in addition to the fund's fees and expenses.

WHERE TO GO
FOR MORE
INFORMATION

You'll find more information about the Northstar family of funds in our:

ANNUAL REPORTS

The Annual reports contain information about fund performance, the financial statements and the auditor's reports.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains complete information about the Northstar funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission.

Prior to April 20, 1998, please write or call for a free copy of the Annual reports or the current SAI:

The Northstar Funds
2 Pickwick Plaza
Greenwich, CT 06830
1-800-595-7827

After April 20, 1998, all written correspondence should be sent to the following address:

The Northstar Funds
300 First Stamford Place
Stamford, CT 06902
Phone inquiries should be made to the phone number noted above.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                                              47

                           (THE NORTHSTAR FUNDS LOGO)


                      STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 1, 1998
                            *NORTHSTAR GROWTH FUND
                        *NORTHSTAR GROWTH + VALUE FUND
                            *NORTHSTAR SPECIAL FUND
                      *NORTHSTAR INTERNATIONAL VALUE FUND
                    *NORTHSTAR EMERGING MARKETS VALUE FUND
                       *NORTHSTAR INCOME AND GROWTH FUND
                  *NORTHSTAR BALANCE SHEET OPPORTUNITIES FUND
                          *NORTHSTAR HIGH YIELD FUND
                     *NORTHSTAR HIGH TOTAL RETURN FUND II
                       *NORTHSTAR STRATEGIC INCOME FUND
                     *NORTHSTAR GOVERNMENT SECURITIES FUND
                              TWO PICKWICK PLAZA
                         GREENWICH, CONNECTICUT 06830
                                (203) 863-6200
                                (800) 595-7827

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectuses of the Funds dated March 1, 1998, as each may be revised from time to time. To obtain a copy of a Prospectus for the Funds, please contact Northstar Investment Management Corporation at the address or phone number listed above.

     Northstar Investment Management Corporation ("Northstar" or the "Adviser") serves as the Funds' investment adviser. Northstar has engaged Navellier Fund Management, Inc. to serve as subadviser to the Northstar Growth + Value Fund and Northstar Special Fund, subject to the supervision of Northstar. Northstar has engaged Brandes Investment Partners, L.P. to serve as subadviser to the Northstar International Value Fund and Northstar Emerging Markets Value Fund. Collectively, Navellier Fund Management, Inc., and Brandes Investment Partners, L.P. will be referred to as (the "Sub-Advisers"). Northstar Distributors, Inc. (the "Underwriter") is the underwriter to the Funds. Northstar Administrators Corporation (the "Administrator") is the Funds' administrator. The Underwriter and the Administrator are affiliates of Northstar.
                                ---------------
                               TABLE OF CONTENTS


INVESTMENT RESTRICTIONS ..............................................   2
INVESTMENT TECHNIQUES ................................................   6
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION ......................  14
SERVICES OF NORTHSTAR, THE SUB-ADVISERS AND THE ADMINISTRATOR ........  16
NET ASSET VALUE ......................................................  20
PURCHASES AND REDEMPTIONS ............................................  20
DIVIDENDS, DISTRIBUTIONS AND TAXES ...................................  22
UNDERWRITER AND DISTRIBUTION SERVICES ................................  26
TRUSTEES AND OFFICERS ................................................  31
OTHER INFORMATION ....................................................  35
PERFORMANCE INFORMATION ..............................................  36
FINANCIAL STATEMENTS .................................................  40
APPENDIX .............................................................  A-1

                            INVESTMENT RESTRICTIONS

     NORTHSTAR GROWTH + VALUE FUND. The Fund has adopted investment restrictions numbered 1 through 11 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of such Fund's outstanding voting shares. Investment restrictions numbered 12 through 15 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. The Fund may not:

     1. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

     2. Underwrite the securities of others;

     3. Purchase or sell real property, including real estate limited partnerships (each of these Funds may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

     4. Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

     5. Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or Northstar, subject to conditions established by Northstar (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

     6. Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

     7. Sell short, except that these Funds may enter into short sales against the box;

     8. Invest more than 25% of its assets in any one industry or related group of industries;

     9. With respect to 75% of the Fund's assets, purchase a security (other than U.S. Government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

     10. Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

     11. Borrow money except to the extent permitted under the 1940 Act;

     12. Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that these Funds may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

     13. Make an investment for the purpose of exercising control over management;

     14. Invest more than 15% of its net assets in illiquid securities; or

     15. Borrow any amount in excess of 10% of their respective assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets.

     NORTHSTAR INTERNATIONAL VALUE FUND AND NORTHSTAR EMERGING MARKETS VALUE FUND. The Funds have adopted investment restrictions numbered 1 through 6 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of such Fund's outstanding voting shares. Investment restrictions numbered 7 through 12 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. The Funds may not:

     1. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings are in excess of 5% of the value of its total assets are outstanding;

     2. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     3. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

     4. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

     5. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Fund may engage in foreign exchange forward contracts;

     6. Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements);

     7. Make short sales of securities or maintain a short position, except for short sales against the box;

     8. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

     9. Write put or call options, except that the Fund may (i) write covered call options on individual securities and on stock indices; (ii) purchase put and call options on securities which are eligible for purchase by the Fund and on stock indices; and (iii) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations;

     10. Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

     11. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company;

     12. Invest more than 15% of its net assets in illiquid securities.

     NORTHSTAR INCOME AND GROWTH FUND AND NORTHSTAR HIGH TOTAL RETURN FUND II. The Funds have adopted investment restrictions numbered 1 through 11 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of such Fund's outstanding voting shares. Investment restrictions numbered 12 through 17 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. The Funds may not:

     1. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

     2. Underwrite the securities of others;

     3. Purchase or sell real property, including real estate limited partnerships (each of these Funds may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

     4. Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

     5. Make loans to other persons (but the Funds may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Funds or Northstar, subject to conditions established by Northstar) (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

     6. Participate in any joint trading accounts;

     7. Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

     8. Sell short, except that these Funds may enter into short sales against the box;

     9. Invest more than 25% of its assets in any one industry or related group of industries;

     10. Purchase a security (other than U.S. Government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

     11. Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

     12. Invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation;

     13. Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that these Funds may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

     14. Purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and directors or trustees of the Fund or of Northstar who each own beneficially more than 1/2 of 1% of its securities;

     15. Make an investment for the purpose of exercising control over management;

     16. Invest more than 15% of its net assets (determined at the time of investment) in illiquid securities, including securities subject to legal or contractual restrictions on resale (which may include private placements and those 144A securities for which the Trustees, pursuant to procedures adopted by the Fund, have not determined there is a liquid secondary market), repurchase agreements maturing in more than seven days, options traded over the counter that a Fund has purchased, securities being used to cover options a Fund has written, securities for which market quotations are not readily available, or other securities that, legally or in the Adviser's or Trustees' opinion, may be deemed illiquid; or

     17. Invest in interests in oil, gas or other mineral exploration development programs (including oil, gas or other mineral leases).

     As a fundamental policy, these Funds may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non- fundamental) policy, these Funds do not intend to borrow any amount in excess of 10% of their respective assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, neither of these Funds will make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If either of these Funds should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

     NORTHSTAR GROWTH, SPECIAL, BALANCE SHEET OPPORTUNITIES, HIGH YIELD, STRATEGIC INCOME AND GOVERNMENT SECURITIES FUNDS. The Funds have adopted investment restrictions numbered 1 through 12 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of such Fund's outstanding voting shares. Investment restrictions numbered 13 through 21 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. Each Fund may not:

     1. Borrow money, except from a bank and as a temporary measure for extraordinary or emergency purposes, provided the Fund maintains asset coverage of 300% for all borrowings;

     2. Purchase securities of any one issuer (except Government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; PROVIDED, HOWEVER, that up to 25% of the Fund's total assets may be invested without regard to these limitations;

     3. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

     4. Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

     5. Make any investment in real estate, commodities or commodities contracts, except that these Funds may: (a) purchase or sell readily marketable securities that are secured by interest in real estate or issued by companies that deal in real estate, including real estate investment and mortgage investment trusts; and (b) engage in financial futures contracts and related options, as described herein and in the Fund's Prospectus;

     6. Make loans, except that these Funds may: (a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one- third of the market or other fair value of its total assets;

     7. Issue senior securities, except as appropriate to evidence indebtedness that it is permitted to incur, provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities;

     8. Borrow money in excess of 5% of its total assets (taken at market value);

     9. Pledge, mortgage or hypothecate in excess of 5% of its total assets (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets);

     10. Purchase more than 10% of the voting securities of any one issuer, except U.S. Government Securities;

     11. Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable;

     12. Purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. Government Securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

     13. Purchase securities on margin, except these Funds may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options is not considered the purchase of a security on margin);

     14. Write put and call options, unless the options are covered and the Fund invests through premium payments no more than 5% of its total assets in options transactions, other than options on futures contracts;

     15. Purchase and sell futures contracts and options on futures contracts, unless the sum of margin deposits on all futures contracts held by the Fund, and premiums paid on related options held by the Fund, does not exceed more than 5% of the Fund's total assets, unless the transaction meets certain "bona fide hedging" criteria (in the case of an option that is in-the-money at the time of purchase, the in-the- money amount may be excluded in computing the 5%);

     16. Invest in securities of any issuer if any officer or trustee of the Fund or any officer or director of Northstar owns more than 1/2 of 1% of the outstanding securities of the issuer, and such officers, directors and trustees own in the aggregate more than 5% of the securities of such issuer;

     17. Invest in interests in oil, gas or other mineral exploration or development programs (although it may invest in issuers that own or invest in such interests);

     18. Purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets;

     19. Purchase more than 3% of the outstanding voting securities of another investment company, invest more than 5% of its total assets in another investment company, or invest more than 10% of its total assets in other investment companies;

     20. Purchase warrants if, as a result, warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's net assets or if warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements, taken at the lower of cost or market value, would represent more than 2% of the value of the Fund's net assets (for this purpose, warrants attached to securities will be deemed to have no value); or

     21. Make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions. The Strategic Income Fund, additionally, may not invest in interests of real estate limited partnerships.

     In addition to the restrictions described above, each of these Funds may, from time to time, agree to additional investment restrictions for purposes of compliance with the securities laws of those state and foreign jurisdictions where that Fund intends to offer or sell its shares.


                             INVESTMENT TECHNIQUES

     DERIVATIVE INSTRUMENTS. The Funds may invest in Derivative Instruments (as defined in the Funds' Prospectus) for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (I.E., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Northstar and the Sub-Advisers will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

     FUTURES TRANSACTIONS -- IN GENERAL. A Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to the Manager's or Sub-Adviser's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC"), the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

     SPECIFIC FUTURES TRANSACTIONS. The Funds may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     The Funds may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     The Funds may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     The International Value Fund and Emerging Markets Value Fund will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by these Funds. As a general rule, the International Value Fund and Emerging Markets Value Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, these Funds will not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Funds' existing futures positions and premiums paid for such options would exceed 5% of the market value of the Funds' net assets.

     OPTIONS -- IN GENERAL. The Funds may purchase and write (I.E., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     SPECIFIC OPTIONS TRANSACTIONS. The Funds may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     The Funds may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     The Funds may purchase cash-settlement options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.


     Successful use by the Funds of options will be subject to the ability of Northstar and the subadvisers to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Manager's predictions are incorrect, the Funds may incur losses.

     SHORT SALES. A Fund may make short sales "against the box." A short-sale is a transaction in which a party sells a security it does not own in anticipation of decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities, and is often obligated to pay over any accrued interest on such borrowed securities.

     PRIVATELY ISSUED COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS, INTEREST OBLIGATIONS AND PRINCIPAL OBLIGATIONS. Each of High Total Return Fund II and Income and Growth Fund may invest up to 5% of its net assets in Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs") when Northstar believes that such investments are consistent with the Fund's investment objective. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, privately issued CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Privately issued CMOs are per se illiquid. Multi-class pass-through securities are equity interest in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, are the sources of funds used to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.

     On a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. The Funds may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally call for payments of a specified amount of principal on each payment date.

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgage is liquid is made by Northstar under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     INDEX WARRANTS. The Strategic Income Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Strategic Income Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Strategic Income Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index warrants generally have longer terms than index options. Although the Strategic Income Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

     REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed upon yield. Northstar and the Sub- Advisers will use standards set by the relevant Fund's Trustees in reviewing the creditworthiness of parties to repurchase agreements with such Fund. In addition, no more than an aggregate of 15% of a Fund's net assets, at the time of investment, will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days. In the event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

     Pursuant to an Exemptive Order under Section 17(d) and Rule 17d-1 obtained by the Funds, excluding the Northstar Trust and the Strategic Income Fund, on March 5, 1991, such Funds may deposit uninvested cash balances into a single joint account to be used to enter into repurchase agreements.

     As an alternative to using repurchase agreements, a Fund may, from time to time, invest up to 5% of its assets in money market investment companies sponsored by a third party for short-term liquidity purposes. Such investments are subject to the non-fundamental investment limitations described herein.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Funds may enter into reverse repurchase agreements and dollar roll agreements. Under a reverse repurchase agreement or a dollar roll agreement, a Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase or dollar roll agreement, it will establish and maintain a segregated account with its custodian, containing cash, U.S. Government Securities, or other liquid assets from its portfolio, having a value not less than the repurchase price (including accrued interest). The Funds do not account for dollar rolls as a borrowing.

     These agreements may involve the risk that the market value of the securities to be repurchased by a Fund may decline below the price at which the Fund is obligated to repurchase. Also, in the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such a decision.

     LENDING PORTFOLIO SECURITIES. A Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to one-third of the value of its total assets (30% of the value of total assets in the case of the Northstar International Value and the Northstar Emerging Markets Value Funds), provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. A Fund will continue to receive any income on the loaned securities, while simultaneously earning interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee (in the case of collateral in the form of U.S. Government Securities).

     There may be risks of delay in recovery of the loaned securities and, in some cases, loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities will only be made to firms considered by Northstar to be creditworthy under guidelines adopted by the Trustees.

     FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Fund may enter into firm commitment agreements to purchase securities at an agreed-upon price on a specified future date. An amount of cash or short-term U.S. Government Securities equal to the Fund's commitment will be deposited in a segregated account at the

Fund's custodian bank to secure the Fund's obligation. Although a Fund will generally enter into firm commitments to purchase securities with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Fund may dispose of a security prior to settlement if Northstar deems it advisable to do so. A Fund entering into the forward commitment may realize short-term gains or losses in connection with such sales.

     A Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

     A Fund may also purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within one month. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Accordingly, there is a risk of loss, which is in addition to the risk of decline in the value of the Fund's other assets. The Fund will establish a segregated account with its custodian in which it will maintain cash and marketable securities equal in value to commitments for when-issued or delayed delivery securities. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons.

     FLOATING OR VARIABLE RATE INSTRUMENTS. The Funds may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

     ZERO COUPON SECURITIES. Zero coupon securities are fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. Each Fund may invest a portion of its total assets in "zero coupon" Treasury securities, which consist of Treasury bills or stripped interest or principal components of U.S. Treasury bonds or notes.

     Zero coupon Treasury bonds or notes consist of stripped interest or principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. The Funds may also purchase custodial receipts evidencing beneficial ownership of direct interests in component parts of U.S. Treasury bonds or notes held by a bank in a custodian or trust account.

     ADDITIONAL INFORMATION ON GNMAS. The Funds may invest in U.S. Government Securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. A substantial portion of the assets of the Government Securities Fund have, at various times, been invested in obligations of the Government National Mortgage Association (popularly called GNMAs or Ginnie Maes). All of the other Funds may also invest in GNMAs from time to time.

     GNMAs are mortgage backed securities representing part ownership of a pool of mortgage loans, in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under the guarantee. The Funds purchase "modified pass-through" type GNMA Certificates for which principal and interest are guaranteed, rather than the "straight pass through" Certificates for which such guarantee is not available. The Funds also purchase "variable rate" GNMA Certificates and may purchase other types that may be used with GNMA's guarantee.

     When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagors or when foreclosure occurs, such principal payments are passed through to the Certificate holders (such as a Fund). Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool, which will have maturities of up to 30 years. Because of such variation in prepayment rights, it is not possible to accurately predict the life of a particular GNMA Certificate.

     Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal, less the GNMA and issuer's fees. The portion of the monthly payment that represents a return of principal may be reinvested by a Fund holding the GNMA in then-available GNMA obligations, which may bear interest at a rate higher or lower than the obligation from which the payment was received, or in a differing security. The actual yield to be earned by the holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the Certificate). Unpredictable prepayments of principal, however, can greatly change realized yields. In a period of declining interest rates it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. Moreover, any premium paid on the purchase of a GNMA Certificate will be lost if the obligation is prepaid. In periods of falling interest rates, this potential for prepayment may reduce the general upward price increase of GNMA Certificates that might otherwise occur. As with other debt instruments, the price of GNMA Certificates is likely to decrease in times of rising interest rates. Price changes of the GNMA Certificates held by a Fund have a direct impact on the net asset value per share of the Fund.

     When interest rates rise, the value of a GNMA Certificate will generally decline. Conversely, when rates fall, the GNMA Certificate value may rise, although not as much as other debt issues, due to the prepayment feature. As a result, the price per share the shareholder receives on redemption may be more or less than the price paid for the shares. The dividends per share paid by the Government Securities Fund may also vary.


RISKS OF INTERNATIONAL INVESTING

     Investments in foreign securities involve special risks, including currency fluctuations, political or economic instability in the country of issue and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of a Fund. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. These factors could make foreign investments, especially those in developing countries, more volatile. All of the above issues should be considered before investing in the Fund.

EMERGING MARKETS AND RELATED RISKS

     The International Value Fund may invest up to 25% of its assets and the Emerging Markets Value Fund may invest greater than 65% of its assets in securities of companies located in countries with emerging securities markets. Emerging markets are the capital markets of any country that is generally considered a developing country by the international financial community. Currently, these markets include, but are not limited to, the markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Jordon, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Thailand, Turkey, Venezuela and Zaire. As opportunities to invest in other emerging markets countries develop, the Fund expects to expand and diversify further the countries in which it invests.

     Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

     Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

     Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets which the Fund desires to invest in emerging markets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

     ADDITIONAL INFORMATION ON FOREIGN SECURITIES. Each Fund, except Government Securities Fund, may invest in securities of foreign issuers. Each of these Funds other than International Value, Emerging Markets Value, High Yield, Strategic Income, and High Total Return Fund II may invest up to 20% of its net assets in foreign securities, of which 10% of its net assets may be invested in foreign securities that are not listed on a U.S. securities exchange. Strategic Income may invest up to 60% of its assets in securities of foreign issuers, High Total Return Fund II may invest up to 50% and High Yield up to 35% of its total assets. The International Value Fund may invest up to 100% of its total assets in securities of foreign issuers. Eurodollar certificates of deposit are excluded for purposes of this limitation for Strategic Income.

     ADDITIONAL INFORMATION ON HIGH YIELD SECURITIES. Balance Sheet Opportunities Fund, High Yield Fund, High Total Return Fund II, and Strategic Income Fund, each may invest in lower-rated fixed income securities to the extent described in the Prospectus. The lower ratings of certain securities held by these Funds reflect a greater possibility that adverse changes in the financial condition of the issuer or economic conditions in general, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by these Funds more volatile and could limit a Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for the securities held by it, a Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or S & P (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the Appendix for a description of a security.

     Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Fund's assets. Conversely, during periods of rising interest rates, the value of a Fund's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will effect a Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Northstar will monitor the investment to determine whether its retention will assist in meeting a Fund's investment objective.

     Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in loan participations and loan assignments. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any right of set- off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

     When a Fund purchases a loan assignment from Lenders, it will acquire direct rights against the borrowers on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     Northstar, and the Sub-Adviser in the case of Growth + Value Fund, Special Fund, International Value Fund, and Emerging Markets Value Fund, places orders for the purchase and sale of the Funds' securities, supervises their execution and negotiates brokerage commissions on behalf of each Fund. For purposes of the remainder of this section, "Portfolio Transactions and Brokerage Allocation," discussion of Northstar includes the Sub-Adviser, but only with respect to Growth + Value Fund, Special Fund, International Value Fund and Emerging Markets Value Fund. It is the practice of Northstar to seek the best prices and best execution of orders and to negotiate brokerage commissions that in the Adviser's opinion, are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by Northstar, the rate is deemed by Northstar to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought a Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value and payment of such commissions is authorized by Northstar after the transaction has been consummated. If Northstar more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. Northstar believes that each Fund benefits with a securities industry comprised of many and diverse firms and that the long term interest of shareholders of the Funds is best served by its brokerage policies that include paying a fair commission, rather than seeking to exploit its leverage to force the lowest possible commission rate. Over-the-counter purchases and sales are transacted directly with principal market-makers, except in those circumstances where, in the opinion of Northstar, better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms, in general, tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff, since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the outside research provides Northstar with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to Northstar and is available for the benefit of other accounts advised by Northstar and its affiliates; and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value, and, in the opinion of Northstar, it does not reduce the Adviser's expenses by a determinable amount. The extent to which Northstar makes use of statistical, research and other services furnished by brokers is considered by Northstar in the allocation of brokerage business, but there is no formula by which such business is allocated. Northstar does so in accordance with its judgment of the best interests of the Funds and their shareholders.

     Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While Northstar generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

     Each Fund may, under circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Funds. By allocating transactions in this manner, Northstar is able to supplement its research and analysis with the views and information of other securities firms. During the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995 in the case of the Growth + Value, International Value, Emerging Markets Value, Income and Growth, and High Total Return II Funds and the fiscal years ended December 31, 1997 December 31, 1996 and December 31, 1995 for the Growth, Special, Balance Sheet Opportunities, High Yield, Strategic Income and Government Securities Funds, each of the Funds listed below paid the total brokerage commissions indicated below, including, in the case of the Growth, Special, Balance Sheet Opportunities, High Yield, Strategic Income and Government Securities Funds, commissions to Advest, Inc. ("Advest"), an affiliate of the Funds' former investment adviser.

BROKERAGE COMMISSIONS PAID DURING FISCAL YEARS ENDED OCTOBER 31, 1997, 1996 AND
                                  1995 FOR THE
NORTHSTAR TRUST AND FISCAL YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 FOR THE
                                      FUNDS



                                                      OCTOBER 31,
                                           ----------------------------------
                                               1997       1996        1995
                                           ----------- ---------- -----------
 Growth + Value Fund .....................  $170,986       N/A        N/A
 International Value Fund(1) .............  $421,452    $ 46,650   $  9,822
 Emerging Markets Value Fund (2) .........     N/A         N/A        N/A
 Income and Growth Fund ..................  $ 93,492    $507,638   $249,474
 High Total Return Fund II ...............  $     --       N/A        N/A

---------
(1) Prior to April 21, 1997, the International Value Fund was operated as the Brandes International Fund, a series of the Brandes Investment Trust, and distributed by Worldwide Value Distributors, L.L.C.

(2) Northstar Emerging Markets Value Fund commenced operations on January 1,
    1998.



                                                       DECEMBER 31,
                                            -----------------------------------
                                                1997        1996        1995
                                            ----------- ----------- -----------
 Growth Fund ..............................  $169,066    $124,024    $241,864
 Special Fund .............................  $874,698    $479,135    $ 87,375
 Balance Sheet Opportunities Fund .........  $ 81,371    $ 90,283    $ 88,151
 High Yield Fund ..........................  $     --    $ 16,591    $ 12,763
 Strategic Income Fund ....................  $     --    $     --    $    552
 Government Securities Fund ...............  $     --    $  1,049    $     --

---------
(1) During the fiscal year 1995, the funds listed above paid the following brokerage commissions to Advest, Inc.: $2,400 and $6,540 for the Growth Fund and Special Fund, respectively. The other above listed funds did not pay any brokerage commissions to Advest, Inc. for the fiscal year 1995.

     A change in securities held in the portfolio of a Fund is known as "Portfolio Turnover" and may involve the payment by a Fund of dealer markups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. Each Fund's historical portfolio turnover rates are included in the Financial Highlights tables in the prospectus. In evaluating a Fund's portfolio turnover rate, you should keep in mind that a 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A Fund's portfolio turnover rate may be higher than that described above if a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains that would be taxable to shareholders.


         SERVICES OF NORTHSTAR, THE SUB-ADVISERS AND THE ADMINISTRATOR

     Pursuant to an Investment Advisory Agreement with each Fund, Northstar Investment Management Corporation acts as the Investment Adviser to each Fund. In this capacity, Northstar, subject to the authority of the Trustees of the Funds, and subject to delegation of certain responsibilities to Brandes Investment Partners, L.P. as the Sub-Adviser for the International Value Fund and the Emerging Markets Value Fund, and Navellier Fund Management, Inc. as the Sub-Adviser for the Growth + Value Fund and the Special Fund, is responsible for furnishing continuous investment supervision to the Funds and is responsible for the management of each Fund's portfolio. Northstar oversees the investment management of the Sub-Advisers for the Funds which are managed by a Sub-Adviser.

     Northstar is an indirect, wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life insurance business. Through ReliaStar Life Insurance Company ("ReliaStar Life") and other subsidiaries, ReliaStar issues and distributes individual life insurance and annuities, group life and health insurance and life and health reinsurance, and provides related investment management services. The address of Northstar is Two Pickwick Plaza, Greenwich, Connecticut 06830. The address of ReliaStar is 20 Washington Avenue South, Minneapolis, Minnesota 55401.

     Northstar charges a fee under each advisory agreement to Growth + Value Fund, Growth Fund, Special Fund, International Value Fund, Emerging Markets Value Fund, Balance Sheet Opportunities Fund, High Yield Fund, High Total Return Fund II, Strategic Income Fund and Government Securities Fund at an annual rate, after voluntary waivers or expense reimbursements, of 1.00%, 0.75%, 0.75%, 1.00%, 1.00%, 0.65%, 0.60%, 0.75%, 0.65% and 0.50% of such Fund's average daily net assets, respectively. This fee is accrued daily and payable monthly.

     Northstar charges a fee to the Income and Growth Fund at the annual rate of 0.75% on the first $250,000,000 of aggregate average daily net assets of each Fund, 0.70% on the next $250,000,000 of such assets, 0.65% on the next $250,000,000 of such assets; 0.60% on the next $250,000,000 of such assets, and 0.55% on the remaining aggregate daily net assets of each Fund in excess of $1 billion.

     The Investment Advisory Agreement for the Income and Growth Fund was originally approved by the Trustees of the Northstar Trust on October 23, 1993, and by the sole Shareholder of the Northstar Income and Growth Fund on November 8, 1993. The Investment Advisory Agreement continued in effect for a period of two years and was renewed by the Trustees for one year on October 31, 1995. It will continue in effect from year to year if specifically approved annually by
(a) the Trustees, acting separately on behalf of the Fund, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of the Fund as defined in the 1940 Act.

     The Investment Advisory Agreement for the Growth + Value Fund, High Total Return Fund II and International Value Fund were approved by the Trustees of the Northstar Trust on July 31, 1996, October 29, 1996 and January 23, 1997, respectively. The Investment Advisory Agreement will continue in effect for a period of two years and annually thereafter if specifically approved annually by (a) the Trustees, acting separately on behalf of the Fund, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of the Fund as defined in the 1940 Act.

     The Investment Advisory Agreement for the Emerging Markets Value Fund was approved by the Trustees of the Northstar Trust on behalf of the Fund on October 29, 1997, and by the sole shareholder of the Fund on November 8, 1997. The Investment Advisory Agreement will continue in effect until November 8, 1999, and then will continue in effect from year to year, if specifically approved annually by (a) the Trustees of the Trust, on behalf of the Fund, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of the Fund as defined in the 1940 Act.

     Each Investment Advisory Agreement for the remaining Funds was approved by the Trustees of the affected Fund on March 1, 1995 and by the shareholders of such Fund on June 2, 1995. Each such Investment Advisory Agreement continues in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of the particular Fund, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of such Fund as defined in the 1940 Act. The Agreements were last approved on April 24, 1997.

     A Fund's Investment Advisory Agreement may be terminated as to any class, without penalty and at any time, by a similar vote upon not more than 60 days nor less than 30 days written notice by Northstar, the Trustees, or a majority of the outstanding voting securities of such class of such Fund as defined in the 1940 Act. Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act.

     Pursuant to a Sub-Advisory Agreement between Northstar and Brandes Investment Partners, L.P. ("Brandes"), dated February 28, 1997 and a Sub-Advisory Agreement between Northstar and Brandes dated November 8, 1997, Brandes acts as Sub-Adviser to the International Value Fund and the Emerging Markets Value Fund, respectively. In this capacity, Brandes, subject to the supervision and control of Northstar and the Trustees of the Funds, will manage each Fund's portfolio investments, consistently with each Fund's investment objective, and will execute any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements will accrue daily and be paid monthly by Northstar. As compensation for its services, Northstar will pay Brandes at the annual rate of 50% of the management fee that each of the Funds it subadvises pays Northstar. Brandes' address is 12750 High Bluff Drive, San Diego, California 92130. Charles Brandes, who controls the general partner of Brandes, serves as one of the managing directors of Brandes. The Sub-Advisory Agreement for the International Value Fund was approved by the Trustees of the Fund on January 23, 1997. The Sub-Advisory Agreement for the Emerging Markets Value Fund was approved by the Trustees of the Fund on October 29, 1997. The Sub-Advisory Agreements may be terminated without payment of any penalty by Northstar, Brandes, the Trustees of the Funds, or the shareholders of the Funds on not more than 60 days and not less than 30 days prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the Trust on behalf of each of the Funds, or the vote of a majority of the outstanding voting securities of such Fund, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of such Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

     Pursuant to separate Sub-Advisory Agreements between Northstar and Navellier Fund Management, Inc. ("Navellier"), dated July 31, 1996 and February 1, 1996, Navellier acts as subadviser to Growth + Value Fund and Special Fund, respectively. In this capacity, Navellier, subject to the supervision and control of Northstar and the Trustees of such Funds, will manage the Funds' portfolio investments, consistently with their investment objective, and will execute any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement will accrue daily and be paid monthly by Northstar. As compensation for its services, Northstar will pay Navellier at the annual rate of 0.64% and 0.48% of the average daily net assets of Growth + Value Fund and Special Fund, respectively. Navellier is wholly-owned and controlled by its sole stockholder, Louis G. Navellier. Navellier's address is: 1 East Liberty, Third Floor, Reno, Nevada, 89501. The Sub-Advisory Agreement for Growth + Value Fund was approved by the Trustees of the Fund on July 31, 1996. The Sub- Advisory Agreement for Special Fund was approved by the Trustees of the Fund on December 1, 1995, and by vote of the Shareholders of the Fund on January 30, 1996. Each Sub-Advisory Agreement may be terminated without payment of any penalty by Northstar, Navellier, the Trustees of such Fund, or the shareholders of such Fund on not more than 60 days and not less than 30 days prior written notice. Otherwise, each Sub-Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the applicable Fund, or the vote of a majority of the outstanding voting securities of such Fund, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of such Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

     Northstar Administrators Corporation serves as administrator for the Funds, pursuant to an Administrative Services Agreement with each Fund. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by Northstar under the Investment Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring Northstar for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of Northstar. The address of the Administrator is: Two Pickwick Plaza, Greenwich, Connecticut 06830.

     The Administrative Services Agreement was approved by the Trustees of the Trust on behalf of the Income and Growth Fund on October 23, 1993, and continued in effect for a period of two years. The Agreement was renewed by the Trustees for one year on October 31, 1995 and will continue in effect from year to year thereafter, provided such continuance is approved annually by a majority of the Trustees of the Trust. The Administrative Services Agreement for the Northstar Growth + Value Fund was approved by the Trustees of the Northstar Trust on July 31, 1996 and will continue in effect from year to year thereafter, provided such continuance is approved annually by a majority of the Trustees. The Administrative Services Agreement for Northstar International Value Fund was approved by the Trustees of the Northstar Trust on January 23, 1997 and will continue in effect from year to year thereafter, provided such continuance is approved annually by a majority of the Trustees.

     The Administrative Services Agreement for the Northstar High Total Return Fund II was approved by the Trustees of the Northstar Trust on October 29, 1996 and will continue in effect from year to year thereafter, provided such continuance is approved annually by a majority of the Trustees.

     The Administrative Services Agreement for the Emerging Markets Value Fund was approved by the Trustees of the Northstar Trust on behalf of the Fund on October 29, 1997. The Administrative Services Agreement will continue in effect until November 8, 1999, and then will continue in effect from year to year, if specifically approved annually by a majority of the Trustees of the Trust on behalf of the Fund.

     Each Administrative Services Agreement for the remaining Funds was approved by the Trustees of the particular Fund on March 1, 1995, and continued in effect until June 2, 1997. The agreement was renewed by the Trustees for one year on April 24, 1997 and will continue in effect from year to year thereafter, provided such continuance is approved annually by a majority of the Disinterested Trustees of the affected Fund.

     The Administrator's fee is accrued daily against the value of each Fund's net assets and is payable by each Fund monthly at an annual rate of 0.10% of each Fund's average daily net assets. In addition, the Administrator charges an annual account fee of $5.00 for each account of beneficial owners of shares in a Fund for providing certain shareholder services and assisting broker-dealer shareholder accounts.

     During the fiscal years ended October 31, 1997, 1996 and 1995, or during the calendar years ended December 31, 1997, 1996, 1995, 1994 and 1993 respectively, the Funds listed below paid Northstar and the Administrator the following investment advisory and administrative fees:


                  TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID

                    DURING THE FISCAL YEAR ENDED OCTOBER 31,



                               1997           1997           1996           1996           1995          1995
                         --------------- ------------- --------------- ------------- --------------- ------------
                          ADVISORY FEES   ADMIN. FEES   ADVISORY FEES   ADMIN. FEES   ADVISORY FEES   ADMIN. FEES
                         --------------- ------------- --------------- ------------- --------------- ------------
Growth + Value Fund ....    $  538,291       74,529          N/A            N/A            N/A            N/A
International Value Fund    $  789,163      116,315         259,033        60,000          34,019        39,452
Emerging Markets Value
 Fund ..................       N/A            N/A            N/A            N/A            N/A            N/A
Income and Growth Fund      $1,513,778      233,759       1,548,967       242,294       1,158,432       154,457
High Total Return Fund
 II ....................    $   68,888       14,025          N/A            N/A            N/A            N/A

---------
(1) Prior to April 21, 1997, the International Value Fund was managed by Brandes Investment Partners L.P. The administrator for the Fund was the Investment Company Administration Corporation.

(2) Does not reflect expense reimbursement of $11,165 for Growth + Value Fund, $173,911 for International Value Fund or $105,669 for Northstar High Total Return Fund II.



                  TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID

                     DURING FISCAL YEAR ENDED DECEMBER 31,



                                      1997        1997       1996       1996         1995          1994       1993
                                    ADVISORY     ADMIN.    ADVISORY    ADMIN.      ADVISORY      ADVISORY   ADVISORY
                                      FEES        FEES       FEES       FEES         FEES          FEES       FEES
                                 ------------- --------- ------------ -------- ---------------- ---------- ---------
 Growth Fund ...................  $1,412,949    136,648     575,383      0          593,282      604,576    517,203
 Special Fund ..................  $2,341,067    266,145   1,146,789      0          287,311(4)   268,139    145,178
 Balance Sheet Opportunities
  Fund .........................  $  398,127     46,191     464,088      0          477,095      519,729    447,631
 High Yield ....................  $1,289,419    180,250     941,594      0          683,323      622,761    432,063
 Strategic Income Fund .........  $  471,957     51,242     532,941      0          252,201       57,726         --
 Government Securities Fund ....  $  762,504     78,343     923,929      0          678,996      747,846    767,370

---------
(1) Prior to June 5, 1995, the Growth, Special, Balance Sheet Opportunities, High Yield, Strategic Income and Government Securities Funds were managed by Boston Security Counselors, Inc. ("BSC") and did not utilize the services of an administrator. During the fiscal years ended December 31, 1997, 1996, 1995, 1994 and 1993, the Funds listed above paid Northstar or BSC the above noted investment advisory fees.

(2) Does not reflect expense reimbursement of $10,635 for the Growth Fund, $20,690 for the Balance Sheet Opportunities Fund, $21,320 for the Strategic Income Fund, $227,803 for the Government Securities Fund for the year ended December 31, 1997; of expense reimbursement of $34,126 for the Growth Fund, $20,615 for the Special Fund, $41,925 for the Balance Sheet Opportunities Fund, $65,578 for the Strategic Income Fund for the year ended December 31, 1996; expense reimbursement of $87,944 for the Strategic Income Fund and expense reimbursement of $15,175 for the Government Securities Fund for the year ended December 31, 1995.

(3) Net of waiver of investment advisory fees of $201,863, $284,286, $301,776, $332,370 and $341,054 for the years ended December 31, 1997, 1996, 1995,
    1994 and 1993, respectively.

(4) Does not reflect expense reimbursement of $733.

                                NET ASSET VALUE

     For each Fund in the Northstar Trust, equity securities are valued at the last sale price on the exchange or in the principal OTC market in which such securities are being valued, or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid or asked prices for such securities obtained from a quotation reporting system or from established market makers, or at prices for securities of comparable maturity, quality and type. For the Northstar Growth, Special, Balance Sheet Opportunities, High Yield, Strategic Income and Government Securities Funds, portfolio securities, options and futures contracts and options thereon that are traded on national exchanges or in the NASDAQ System are valued at the last sale or settlement price on the exchange or market where primarily traded or, if none that day, at the mean of the last reported bid and asked prices, using prices as of the close of trading on the applicable exchange or market. Securities and options that are traded in the OTC market (other than on the NASDAQ System) are valued at the mean of the last available bid and asked prices. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Securities (including OTC options) for which market quotations are not readily available (which may constitute a major portion of the High Yield Fund's portfolio) and other assets are valued at their fair value as determined by or under the direction of the Trustees. Such fair value may be determined by various methods, including utilizing information furnished by pricing services that determine calculations for such securities using methods based, among other things, upon market transactions for comparable securities and various relationships between securities that are generally recognized as relevant.

     The net asset value of each Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. EST), on each business day that the Exchange is open. Net asset value per share is computed by determining the value of a Fund's assets (securities held plus cash and other assets, including dividend and interest accrued but not received) less all liabilities of the Fund (including accrued expenses other than class specific expenses), and dividing the result by the total number of shares outstanding at such time. The specific expenses borne by each class of shares will be deducted from that class and will result in different net asset values and dividends. The net asset value per share of the Class B, Class C and Class T shares of each Fund will generally be lower than that of the Class A or Class I shares because of the higher class specific expenses borne by each of the Class B, Class C and Class T shares. Under normal market conditions, daily prices for securities are obtained from independent pricing services, determined by them in accordance with the registration statement for each Fund. Securities are valued at market value or, if a market quotation is not readily available, at their fair value, determined in good faith under procedures established by and under the supervision of the Trustees. Money market instruments maturing within 60 days are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus.


                           PURCHASES AND REDEMPTIONS

     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to a front-end or contingent deferred sales load. There is no sales charge for qualified persons. "Qualified Persons" are the following (a) active or retired Trustees, Directors, Officers, Partners or Employees (including immediate family) of (i) Northstar or any of its affiliated companies, (ii) the Funds or any Northstar affiliated investment company or (iii) dealers having a sales agreement with the Underwriter, (b) trustees or custodians of any qualified retirement plan or IRA established for the benefit of a person in (a) above; (c) dealers, brokers or registered investment advisers that have entered into an agreement with the Underwriter providing for the use of shares of the Funds in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of the clients of such brokers, dealers and registered investment advisers, and
(d) pension, profit sharing or other benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, provided that such shares are purchased by an employer sponsored plan with at least 50 eligible employees and (e) service providers of (i) Northstar or any of its affiliated companies or

(ii) the Funds or any Northstar affiliated investment company and (f) Brandes employees, officers and partners. Class A shares of the Funds may be purchased at net asset value, through a dealer, where the amount invested represents redemption proceeds from another open-end fund sold with a sales load and the same or similar investment objective, and PROVIDED the following conditions are met: such redemption occurred no more than 60 days prior to the purchase of shares of a Northstar Fund, the redeemed shares were held for at least six months prior to redemption, and the proceeds of the redemption are sent directly to Northstar or its agent, or maintained in cash or a money market fund. No commissions will be paid to dealers in connection with such purchases. There is also no initial sales charge for "Purchasers" (defined below) if the initial amount invested in the Funds is at least $1,000,000 or the Purchaser signs a $1,000,000 Letter of Intent, as hereinafter defined.

     REDUCED SALES CHARGES ON CLASS A SHARES. Investors choosing the initial sales alternative may under certain circumstances be entitled to pay reduced sales charges. The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of a Fund made at one time by any "Purchaser," which term includes (i) an individual and his/her spouse and their children under the age of 21, (ii) a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including IRAs, pension, profit-sharing or other employee benefit trusts created pursuant to a plan qualified under Section 401 of the Code, a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension Accounts ("SARSEP")) and 403(b) and 457 plans, although more than one beneficiary or participant is involved; and (iii) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Purchasers" may pay reduced sales charges are described in the Prospectus.

     PURCHASES IN-KIND OF THE NORTHSTAR INTERNATIONAL VALUE FUND. Investors may, subject to the approval of the Northstar International Value Fund, Northstar and Brandes, purchase shares of the Northstar International Value Fund (the "Fund") with liquid securities that are eligible for purchase by the Fund and that have a value that is readily ascertainable. These transactions will be effected only if Northstar or Brandes intends to retain the securities in the Fund as an investment. The Fund reserves the right amend or terminate this practice at any time.

     REDEMPTIONS. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, or during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Class B, Class C and Class T shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

     The contingent deferred sales load will be waived with respect to Class T shares in the following instances: (i) any partial or complete redemption of shares of a shareholder who dies or becomes disabled, so long as the redemption is requested within one year of death or the initial determination of disability; (ii) any partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAs") or other qualified retirement plans in connection with a lumpsum or other form of distribution following retirement within the meaning of Section 72(t)(2)(A) (iv) or (v) of the Code, disability or death, or after attaining the age of 59 1/2 in the case of an IRA, Keogh Plan or custodial account pursuant to Section 403(b)(7) of the Code, or on any redemption that results from a taxfree return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or Section 4979(f) of the Code; (iii) redemptions effected pursuant to the Funds' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than $500; (iv) redemptions effected by (A) employees of The Advest Group, Inc. ("AGI") and its subsidiaries, (B) IRAs, Keogh plans and employee benefit plans for those employees, and (C) spouses and minor children of those employees, so long as orders for shares are placed on behalf of the spouses or children by the employees; (v) redemptions effected by accounts managed by investment advisory subsidiaries of AGI registered under the Investment Advisers Act of 1940; and (vi) redemptions in connection with exchanges of Fund Class T shares, including shares of the Class T account of the Money Market Portfolio.

     EXCHANGES. The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolios, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

     Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of Northstar to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, Northstar generally restricts shareholders to a maximum of six exchanges across the Northstar Fund complex each calendar year. If a shareholder exceeds this limit, future exchange requests may be denied.

     CONVERSION FEATURE. Class B shares of each Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund. Class T Shares convert to Class A shares at the end of the month that is the later of (i) eight years after the Class T Shares were purchased or (ii) June 2, 1998.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). In order to so qualify, the Fund must, among other things, (i) derive each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income each taxable year from the sale or other disposition of certain assets, including securities, held for less than three months (the "30% Limitation"); and (iii) at the end of each quarter of the taxable year maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades and businesses. As a regulated investment company, each Fund generally will not be subject to federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund during October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable as if received on December 31 in the year they are declared by the Fund, rather than the year in which they are received.

     The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is a short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is a short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining the gain or loss.


     Certain options, futures contracts and forward contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40 gains or losses"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are treated as sold on such date at fair market value, resulting in unrealized gains or losses being treated as though they were realized.

     Hedging transactions undertaken by a Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may accelerate income to a Fund, defer losses to a Fund, and affect the character of gains (or losses) realized by a Fund. Hedging transactions may increase the amount of short-term capital gains realized by a Fund that is taxed as ordinary income when distributed to shareholders. A Fund may make one or more of the various elections available under the Code with respect to hedging transactions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988"gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     A Fund will not realize a gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which he Fund held the security used to close the short sale. In addition, the Fund's holding period for any security that is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale.

     Investments by a Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligations may be eligible for the deduction for dividends received by corporations. In such event, a portion of the dividends of investment company taxable income received from the Fund by its corporate shareholders may be eligible for this deduction.

     Gains derived by a Fund from the disposition of any market discount bonds (I.E., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

     If a Fund invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, investors in the Fund would be required to report certain "excess distributions" from, and any gains from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Fund's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Fund will be treated as U.S. source income.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, and options, futures and forward transactions, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Funds.

     The current position of the Internal Revenue Service (the "IRS") generally is to treat a regulated investment company, such as the Special Fund, as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the 90% qualifying income requirement, the 30% Limitation and the asset diversification requirements that, as described above, each Fund must satisfy to qualify as a regulated investment company under the Code. These requirements may limit the extent to which the Special Fund may invest in limited partnerships, especially in the case of limited partnerships that do not primarily invest in a diversified portfolio of stocks and securities.

     Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the relevant Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as a gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

     Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss that will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund originally acquired with a sales charge are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge paid for the new shares. This rule may be applied to successive acquisitions of shares of stock.

     Distributions by a Fund reduce the net asset value of that particular Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gains, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

     Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from a Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with a Fund, (ii) those about whom notification has been received (either by the shareholder or by a Fund) from the IRS that they are subject to backup withholding or (iii) those who, to a Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

     The foregoing discussion relates solely to U.S. Federal income tax law. Dividends and distributions also may be subject to state, local and foreign taxes. Dividends paid by a Fund from income attributable to interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers regarding the possible exclusion of this portion of their dividends for state and local tax purposes. Non-U.S. investors also should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

     Shareholders of Class A, Class B and Class C shares may direct that income dividends and capital gain distributions be paid to them through various options listed in the "How Funds Pay Distributions -- Distribution Options" section of the Funds' current Prospectus. If a shareholder selects either of two such options (that: (a) income dividends be paid in cash and capital gain distributions be paid in additional shares of the same class of a designated Fund at net asset value; or (b) income dividends and capital gain distributions both be paid in cash), and the dividend/distribution checks cannot be delivered, or, if such checks remain uncashed for six months, each Fund reserves the right to reinvest the dividend or distribution in the shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made. Each Fund has received from the IRS, rulings to the effect that (i) the implementation of the multiple class purchase arrangement will not result in a Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that any conversion feature associated with a class of shares does not constitute a taxable event under federal income tax law.

                     UNDERWRITER AND DISTRIBUTION SERVICES

     Pursuant to Underwriting Agreements, Northstar Distributors, Inc. is the Underwriter for each Fund and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. The Underwriter is an affiliate of the Adviser and the Administrator.

     The Underwriting Agreements may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Trustees of such Fund, who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements. The Underwriting Agreements will terminate automatically in the event of their assignment.

     In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Underwriter from time to time pays, from its own resources or pursuant to the Plans, a bonus or other incentive to dealers (other than the Underwriter) that employ a registered representative who sells a minimum dollar amount of the shares of a Fund during a specific period of time. Dealers may not use sales of any of the Fund's shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Such bonuses or other incentives take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses such as certificates for airline tickets, dining establishments or the cash equivalent of such bonuses. The Underwriter, from time to time, reallows all or a portion of the sales charge on Class A shares, which it normally reallows to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     Each Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (collectively the "Plans"). The Plans permit each Fund to compensate the Underwriter in connection with activities intended to promote the sale of shares of each class of shares of each Fund.

     Pursuant to the Plan for Class A shares, each Fund may compensate the Underwriter up to 0.30% of average daily net assets of such Fund's Class A shares. Under the Plans for Class B and Class C shares, each Fund may compensate the Underwriter up to 1.00% of the average daily net assets attributable to the respective class of such Fund. Pursuant to the Plan for Class T shares, each Fund compensates the Underwriter in an amount equal to 0.95% (in the case of Growth Fund, Special Fund, and Strategic Income Fund), 0.75% (in the case of Balance Sheet Opportunities Fund) and 0.65% (in the case of High Yield Fund and Government Securities Fund) of annual average daily net assets of such Fund's Class T shares. However, each of the Class T Plans provides for compensation of up to 1.00% of annual average daily net assets. Expenditures by the Underwriter under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the sale of Class B and Class C shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with the Underwriter in the form of a Dealer Agreement for Northstar Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and SAI for distribution to potential investors; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Funds. With respect to each Class T Plan, it is anticipated that all of the payments received by the Underwriter under the Plan will be paid to Advest as compensation for its prior distribution related and current shareholder servicing related activities in connection with the Class T Shares.


     A portion of the fees paid to the Underwriter pursuant to the 12b-1 plans not exceeding 0.25% annually of the average daily net assets of each Fund's shares may be paid as compensation for providing services to each Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Underwriter, such as services to each Fund's shareholders; or services providing each Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting purchases or sales of shares, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

     The Plans are designed to be compensation plans and therefore amounts spent by the distributor in excess of plan limits are not carried over from year to year for reimbursement. The Plans do, however, contemplate that amounts paid to the distributor may compensate it for past distribution efforts without regard to any particular time period.

     If the Plans are terminated in accordance with their terms, the obligations of a Fund to compensate the Underwriter for distribution related services pursuant to the Plans will cease; however, subject to approval by the Trustees, including a majority of the independent Trustees, a Fund may continue to make payments past the date on which each Plan terminates up to the annual limits set forth in each Plan for the purpose of compensating the Underwriter for services that were incurred during the term of the Plan.

     The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans shall be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of each Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each plan is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." A Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding class of shares of the affected Fund to which the Plan relates.

     During their fiscal year ended October 31, 1997, each class of shares of the Funds listed below paid the following 12b-1 distribution and service fees pursuant to the Plan of Distribution for each class:



                                                      1997
                                       -----------------------------------
                                         CLASS A     CLASS B     CLASS C
                                       ----------- ----------- -----------
 Growth + Value Fund .................  $ 42,140    $295,385    $101,432
 International Value Fund ............  $ 97,955    $148,366    $329,989
 Emerging Markets Value Fund .........     N/A         N/A         N/A
 Income and Growth Fund ..............  $184,527    $745,510    $657,770
 High Total Return Fund II ...........  $  4,141    $ 59,715    $ 18,332

     For their fiscal year ended October 31, 1997, expenses incurred by the Distributor for distribution related activities with respect to each class of shares of each Fund listed below were as follows:



                                                           GROWTH+VALUE
                                               ------------------------------------
                                                               1997
                                               ------------------------------------
                                                 CLASS A      CLASS B      CLASS C
                                               ----------- ------------- ----------
 Salaries/Overrides ..........................  $115,950    $  143,493    $ 51,805
 Commissions Paid ............................  $     --    $2,713,026    $253,001
 Marketing, RMM & Convention Expense .........  $ 44,791    $   20,730    $  5,231
 Total .......................................  $160,741    $2,877,249    $310,037

                                                      INTERNATIONAL VALUE(1)
                                               -------------------------------------
                                                               1997
                                               -------------------------------------
                                                 CLASS A      CLASS B      CLASS C
                                               ----------- ------------- -----------
 Salaries/Overrides ..........................  $184,835    $  123,179    $100,027
 Commissions Paid ............................  $     --    $2,426,113    $474,328
 Marketing, RMM & Convention Expense .........  $ 83,050    $  122,636    $  9,227
 Total .......................................  $267,885    $2,671,928    $583,582

---------
(1) The International Value Fund commenced operations on April 21, 1997. Prior to April 21, 1997, the Fund was operating as the Brandes International Fund, a series of the Brandes Investment Trust and was distributed by Worldwide Value Distributors, L.L.C.



                                               EMERGING MARKETS VALUE FUND
                                                           (2)
                                               ----------------------------
                                                           1997
                                               ----------------------------
                                                CLASS A   CLASS B   CLASS C
                                               --------- --------- --------
 Salaries/Overrides ..........................   N/A       N/A       N/A
 Commissions Paid ............................   N/A       N/A       N/A
 Marketing, RMM & Convention Expense .........   N/A       N/A       N/A
 Total .......................................   N/A       N/A       N/A

---------
(2) The Emerging Markets Value Fund commenced operations on January 1, 1998.



                                                      INCOME AND GROWTH
                                              ----------------------------------
                                                             1997
                                              ----------------------------------
                                                CLASS A     CLASS B     CLASS C
                                              ----------- ----------- ----------
Salaries/Overrides ..........................  $183,717    $ 42,293    $ 31,187
Commissions Paid ............................  $     --    $447,222    $ 73,025
Marketing, RMM & Convention Expense .........  $181,975    $ 39,566    $ 24,705
Total .......................................  $365,692    $529,081    $128,917


                                                HIGH TOTAL RETURN FUND II (3)
                                              ----------------------------------
                                                             1997
                                              ----------------------------------
                                               CLASS A     CLASS B      CLASS C
                                              --------- ------------- ----------
Salaries/Overrides ..........................  $35,784   $   69,119    $ 23,627
Commissions Paid ............................  $    --   $1,439,605    $120,493
Marketing, RMM & Convention Expense .........  $17,766   $    8,074    $  1,630
Total .......................................  $53,550   $1,516,798    $145,750

---------
(3) The High Total Return Fund II commenced operations on January 31, 1997, but was not available for purchase until July 4, 1997.

     For their fiscal year ended October 31, 1997, the Distributor received the following amounts in sales charges, after reallowance to Dealers:



                                              UNDERWRITING FEES
                                       --------------------------------
                                         CLASS A     CLASS B    CLASS C
                                       ----------- ----------- --------
 Growth + Value Fund .................  $139,035    $ 74,765    $8,154
 International Value Fund 1 ..........  $148,040    $ 16,066    $8,063
 Emerging Markets Value Fund .........     N/A         N/A        N/A
 Income and Growth Fund ..............  $ 14,563    $256,431    $1,889
 High Total Return Fund II ...........  $ 49,705    $  5,974    $  586

     During their fiscal year ended December 31, 1997, each class of shares of the Funds listed below, paid the following 12b-1 distribution and service fees pursuant to the Distribution Plan for each class:



                                    CLASS A      CLASS B      CLASS C     CLASS T
                                  ----------- ------------- ----------- -----------
 Growth Fund ....................  $108,596    $   66,765    $  7,319    $710,164
 Special Fund ...................  $232,469    $1,537,323    $463,998    $327,946
 Balance Sheet Fund .............  $  3,440    $   43,644    $  6,401    $413,243
 High Yield Fund ................  $ 43,158    $  951,060    $175,716    $761,375
 Strategic Income Fund ..........  $ 40,631    $  310,321    $ 43,917    $224,593
 Government Securities ..........  $ 22,999    $  106,185    $  8,299    $639,583

     During the fiscal year ended December 31, 1997, expenses incurred by the Distributor (or Advest with respect to Class T Shares prior to June 2, 1995) for certain distribution related activities with respect to each class of shares of the Funds listed below were as follows:


                                                          GROWTH FUND
                                           ------------------------------------------
                                             CLASS A     CLASS B    CLASS C   CLASS T
                                           ----------- ----------- --------- --------
EXPENSE
Salaries/Overrides .......................  $106,699    $  8,437    $1,262      $--
Commissions Paid .........................  $     --    $123,877    $5,282      $--
Marketing/Convention/RMM Expense .........  $108,693    $  8,842    $2,122      $--
Total ....................................  $215,392    $141,156    $8,666      $--


                                                            SPECIAL FUND
                                           ----------------------------------------------
                                             CLASS A      CLASS B      CLASS C    CLASS T
                                           ----------- ------------- ----------- --------
EXPENSE
Salaries/Overrides .......................  $300,845    $  166,997    $ 58,392      $--
Commissions Paid .........................  $     --    $2,379,287    $252,541      $--
Marketing/Convention/RMM Expense .........  $255,360    $   92,433    $ 20,169      $--
Total ....................................  $556,205    $2,638,717    $331,102      $--


                                              BALANCE SHEET OPPORTUNITIES FUND
                                           --------------------------------------
                                            CLASS A   CLASS B   CLASS C   CLASS T
                                           --------- --------- --------- --------
EXPENSE
Salaries/Overrides ....................... $ 4,150    $ 3,781   $1,074      $--
Commissions Paid ......................... $    --    $45,171   $3,282      $--
Marketing/Convention/RMM Expense ......... $14,481    $ 6,114   $1,015      $--
Total .................................... $18,631    $55,066   $5,371      $--


                                                          HIGH YIELD FUND
                                           ----------------------------------------------
                                             CLASS A      CLASS B      CLASS C    CLASS T
                                           ----------- ------------- ----------- --------
EXPENSE
Salaries/Overrides .......................  $ 55,886    $  112,160    $ 26,225      $--
Commissions Paid .........................  $     --    $1,618,300    $109,026      $--
Marketing/Convention/RMM Expense .........  $108,266    $   70,993    $ 11,594      $--
Total ....................................  $164,152    $1,801,453    $146,845      $--


                                                     STRATEGIC INCOME FUND
                                            ----------------------------------------
                                             CLASS A    CLASS B    CLASS C   CLASS T
                                            --------- ----------- --------- --------
 EXPENSE
 Salaries/Overrides .......................  $48,146   $ 23,087    $ 3,969     $--
 Commissions Paid .........................  $    --   $265,891    $14,577     $--
 Marketing/Convention/RMM Expense .........  $49,971   $ 30,450    $ 2,388     $--
 Total ....................................  $98,117   $319,428    $20,934     $--


                                                  GOVERNMENT SECURITIES FUND
                                           ----------------------------------------
                                            CLASS A    CLASS B    CLASS C   CLASS T
                                           --------- ----------- --------- --------
EXPENSE
Salaries/Overrides .......................  $20,733   $ 13,612    $  583      $--
Commissions Paid .........................  $    --   $197,258    $1,202      $--
Marketing/Convention/RMM Expense .........  $27,181   $  8,293    $  868      $--
Total ....................................  $47,914   $219,163    $2,653      $--

     For the following Funds' fiscal year ended December 31, 1997, the Distributor (or Advest) received the following amounts in sales charges, after reallowance to Dealers:



                                   CLASS A     CLASS B    CLASS C    CLASS T
                                 ----------- ----------- --------- ----------
Growth Fund ....................  $  5,492    $ 14,834    $   309   $ 24,863
Special Fund ...................  $122,802    $771,846    $56,849   $ 31,000
Balance Sheet Fund .............  $    615    $ 12,535    $    69   $ 33,490
High Yield Fund ................  $ 34,104    $257,034    $17,043   $100,435
Strategic Income ...............  $  4,617    $ 94,494    $ 1,886   $ 58,489
Government Securities ..........  $ 20,510    $ 40,318    $    26   $ 47,359

                             TRUSTEES AND OFFICERS

     The Trustees and principal Officers of each Fund and their business affiliations for the past five years are set forth below. Unless otherwise noted, the mailing address of the Trustees and Officers is Two Pickwick Plaza, Greenwich, Connecticut 06830.

     ROBERT B. GOODE, JR., Trustee. Age: 67.

     Currently retired. From 1990 to 1991, Chairman of The First Reinsurance Company of Hartford. From 1987 to 1989, President and Director of American Skandia Life Assurance Company. Since October 1993, Trustee of the Northstar affiliated investment companies.

     PAUL S. DOHERTY, Trustee. Age: 63.

     President, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Director, Tambrands, Inc. Since October 1993, Trustee of the Northstar affiliated investment companies.

     DAVID W. WALLACE, Trustee. Age: 73.

     Chairman of Putnam Trust Company, Lone Star Industries and FECO Engineered Systems, Inc. He is also President and Trustee of Robert R. Young Foundation and Governor of the New York Hospital. Director of UMC Electronics and Zurn Industries, Inc. Former Chairman and Chief Executive Officer, Todd Shipyards and Bangor Punta Corporation, and former Chairman and Chief Executive Officer of National Securities & Research Corporation. Since October 1993, Trustee of the Northstar affiliated investment companies.*

     *MARK L. LIPSON, Trustee and President. Age: 48.

     Director, Chairman and Chief Executive Officer of Northstar and Northstar, Inc. Director and President of Northstar Administrators Corporation and Director and Chairman of Northstar Distributors, Inc., President and Trustee of the Northstar affiliated investment companies since October 1993. Prior to August, 1993, Director, President and Chief Executive Officer of National Securities & Research Corporation and President and Director/Trustee of the National Affiliated Investment Companies and certain of National's subsidiaries.

     *JOHN G. TURNER, Trustee. Age: 58.

     Since May 1993, Chairman and CEO of ReliaStar Financial Corporation and Northwestern NationalLife Insurance Co. and Chairman of other ReliaStar Affiliated Insurance Companies since 1995. Since October 1993, Director of Northstar and affiliates. Prior to May 1993, President and CEO of ReliaStar and Northwestern National.

     ALAN L. GOSULE, Trustee. Age: 57.

     Partner, Rogers & Wells. Director, F.L. Putnam Investment Management Co., Inc.

     DAVID W.C. PUTNAM, Trustee. Age: 58.

     President, Clerk and Director of F.L. Putnam Securities Company, Incorporated, F.L. Putnam Investment Management Company, Incorporated, Interstate Power Company, Inc., Trust Realty Corp. and Bow Ridge Mining Co.; Director of Anchor Investment Management Corporation; President and Trustee of Anchor Capital Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust.

     JOHN R. SMITH, Trustee. Age: 74.

     From 1970-1991, Financial Vice President of Boston College; President of New England Fiduciary Company (financial planning) since 1991; Chairman of Massachusetts Educational Financing Authority since 1987; Vice Chairman of Massachusetts Health and Education Authority.

     WALTER H. MAY, Trustee. Age: 61.

     Retired. Former Senior Executive for Piper Jaffrey, Inc.

     THOMAS OLE DIAL, Vice President. Age: 41.

---------
* Deemed to be an "interested person" of the Trust, as defined by the 1940 Act.

     Executive Vice President and Chief Investment Officer-Fixed Income of Northstar and Principal, T.D. & Associates, Inc. From 1989 to August 1993, Executive Vice President and Chief Investment Officer-Fixed Income of National Securities and Research Corporation, Vice President of National Affiliated Investment Companies, and Vice President of NSR Asset Management Corporation. From 1988 to 1989, President of Dial Capital Management.

     GEOFFREY WADSWORTH, Vice President. Age: 54.

     Vice President of Northstar. Former Vice President and Portfolio Manager with National Securities & Research Corporation.

     AGNES MULLADY, Vice President and Treasurer. Age: 39.

     Senior Vice President and Chief Financial Officer of Northstar, Senior Vice President and Treasurer of Northstar Administrators corporation, and Vice President and Treasurer of Northstar Distributors, Inc. From 1987 to 1993, Vice President and Treasurer of National Securities & Research Corporation.

     Northstar and Northstar Administrators Corporation make their personnel available to serve as Officers and "Interested Trustees" of the Funds. All Officers and Interested Trustees of the Funds are compensated by Northstar or Northstar Administrators Corporation. Trustees who are not "interested persons" of the Adviser are paid an annual retainer fee of $6,000 for their combined services as Trustees to the Funds and to retail funds sponsored or advised by the Adviser, and a per meeting fee of $1,500 for attendance at each joint meeting of the Funds and the other Northstar retail funds. The Funds also reimburse Trustees for expenses incurred by them in connection with such meetings.

     Mone Anathan, III, Dr. Loring E. Hart and Reverend Bartley MacPhaidin, each of whom were previously Trustees of the Funds, serve on an Advisory Board. The Advisory Board is expected to provide advice to the Board of Trustees in order to facilitate a smooth management transition regarding the advisory services to be provided by Northstar and to provide such other advice as the Board of Trustees may request from time to time. The Advisory Board will have no authority or control over the Funds. Northstar has agreed to assume all expenses associated with the Advisory Board for three years commencing June 2, 1995.

     As of December 31, 1997, all Trustees and executive officers of each Fund as a group owned beneficially or of record less than 1% of the outstanding securities of such Fund. To the knowledge of the Funds, as of December 31, 1997, no shareholder owned beneficially (b) or of record (r) more than 5% of a Fund's outstanding shares, except as set forth below:


               (1) GROWTH + VALUE FUND

               B
               Merrill Lynch Pierce Fenner & Smith               25.6% (r)

               Jacksonville, Florida

               C
               Merrill Lynch Pierce Fenner & Smith                8.7% (r)

               Jacksonville, Florida

               (2) SPECIAL FUND

               B
               Merrill Lynch Pierce Fenner & Smith               17.7% (r)

               Jacksonville, Florida

               C
               Merrill Lynch Pierce Fenner & Smith                9.4% (r)

               Jacksonville, Florida

               (3) INTERNATIONAL VALUE FUND

               B
               Merrill Lynch Pierce Fenner & Smith               11.6% (r)

               Jacksonville, Florida

               C
               Merrill Lynch Pierce Fenner & Smith                9.2% (r)

               Jacksonville, Florida

               (4) EMERGING MARKETS VALUE FUND

               A
               Northstar Investment Management Corp.             33.3% (b)

               Greenwich, Connecticut

               (4) EMERGING MARKETS VALUE FUND (CONT.)

               B
               Northstar Investment Management Corp.             33.3% (b)

               Greenwich, Connecticut

               C
               Northstar Investment Management Corp.             33.3% (b)

               Greenwich, Connecticut

               (5) INCOME AND GROWTH FUND

               B
               Merrill Lynch Pierce Fenner & Smith               10.9% (r)

               Jacksonville, Florida

               (6) HIGH TOTAL RETURN FUND II

               B
               Merrill Lynch Pierce Fenner & Smith               32.3% (r)

               Jacksonville, Florida

               C
               Merrill Lynch Pierce Fenner & Smith               10.5% (r)

               Jacksonville, Florida

               (7) HIGH YIELD FUND

               B
               Merrill Lynch Pierce Fenner & Smith               14.3% (r)

               Jacksonville, Florida

               (8) STRATEGIC INCOME FUND

               B
               Merrill Lynch Pierce Fenner & Smith               12.6% (r)

               Jacksonville, Florida

               (9) HIGH TOTAL RETURN FUND

               B
               Merrill Lynch Pierce Fenner & Smith               24.3% (r)

               Jacksonville, Florida

               C
               Merrill Lynch Pierce Fenner & Smith                5.3% (r)

               Jacksonville, Florida

               (10) GROWTH FUND

               I
               Northstar Investment Management Corp.              9.5% (b)

               Greenwich, Connecticut

               ReliaStar Pension Account                         37.5% (r)

               Minneapolis, Minnesota


                              COMPENSATION TABLE

                         PERIOD ENDED DECEMBER 31, 1997



                                            PENSION BENEFITS    ESTIMATED ANNUAL    TOTAL COMPENSATION
                            COMPENSATION   ACCRUED AS PART OF     BENEFITS UPON    FROM ALL FUNDS(17) IN
                             FROM FUNDS       FUND EXPENSES        RETIREMENT        NORTHSTAR COMPLEX
                           -------------- -------------------- ------------------ ----------------------
Robert B. Goode, Jr. .....   (a)14,500             0                   0                  15,000
Paul S. Doherty ..........   (a)13,239             0                   0                  13,750
David W. Wallace .........   (a)13,239             0                   0                  13,750
Mark L. Lipson ...........     (a)0                0                   0                      --
John G. Turner ...........     (a)0                0                   0                      --
Alan L. Gosule ...........   (a)14,988             0                   0                  15,500
David W.C. Putnam ........   (a)12,625             0                   0                  13,125
John R. Smith ............   (a)14,989             0                   0                  15,500
Walter H. May ............   (a)14,989             0                   0                  15,500

---------
(a) See table below for Fund specific compensation.


(b) Compensation paid by the Northstar Trust Funds, the Northstar Variable Trust Funds and the remaining six funds, Northstar Growth, Special, Balance Sheet Opportunities, High Yield, Strategic Income and Government Securities Funds formerly advised by BSC.



                                INDIVIDUAL FUND

                        FISCAL YEAR COMPENSATION TABLES



                           INCOME AND   HIGH TOTAL   GROWTH +   INTERNATIONAL   HIGH TOTAL
                             GROWTH       RETURN       VALUE        VALUE       RETURN II   GROWTH   SPECIAL
                          ------------ ------------ ---------- --------------- ----------- -------- --------
Robert B. Goode, Jr .....     1,501        2,377       1,073         659           659      1,349    1,604
Paul S. Doherty .........     1,401        2,395         915         500           500      1,229    1,518
David W. Wallace ........     1,401        2,395         915         500           500      1,229    1,518
Mark L. Lipson ..........         0            0           0           0             0          0        0
John G. Turner ..........         0            0           0           0             0          0        0
Alan L. Gosule ..........     1,560        2,554       1,074         659           659      1,388    1,677
David W.C. Putnam .......     1,330        2,207         902         489           489      1,179    1,434
John R. Smith ...........     1,560        2,554       1,074         659           659      1,388    1,677
Walter H. May ...........     1,560        2,554       1,074         659           659      1,388    1,677


                                  BALANCE
                                   SHEET                                       GOVERNMENT
                               OPPORTUNITIES   HIGH YIELD   STRATEGIC INCOME   SECURITIES
                              --------------- ------------ ------------------ -----------
Robert B. Goode, Jr .........      1,193          1,528           1,223          1,334
Paul S. Doherty .............      1,052          1,432           1,085          1,212
David W. Wallace ............      1,052          1,432           1,085          1,212
Mark L. Lipson ..............          0              0               0              0
John G. Turner ..............          0              0               0              0
Alan L. Gosule ..............      1,211          1,591           1,244          1,371
David W.C. Putnam ...........      1,022          1,357           1,052          1,164
John R. Smith ...............      1,211          1,591           1,244          1,371
Walter H. May ...............      1,211          1,591           1,244          1,371

                               OTHER INFORMATION

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. has been selected as the independent accountants of the Northstar Trust and each of the remaining Northstar Funds. Coopers & Lybrand L.L.P. audits the Funds' annual financial statements and expresses an opinion thereon.

     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, and fund accounting agent for the Funds and the Northstar Trust.

     TRANSFER AGENT. Pursuant to a Transfer Agency Agreement with each Fund, First Data (the "Transfer Agent") acts as the Transfer Agent for each Fund.

     REPORTS TO SHAREHOLDERS. The fiscal year of the Northstar Trust ends on October 31. The fiscal year of each other Fund ends on December 31. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

     ORGANIZATIONAL AND RELATED INFORMATION. Growth Fund (formerly The Advantage Growth Fund) was organized in 1986; Special Fund (formerly The Advantage Special Fund) was organized in 1986; Balance Sheet Opportunities Fund (formerly The Advantage Income Fund) was organized in 1986; High Yield Fund (formerly The Advantage High Yield Bond Fund) was organized 1989, Strategic Income Fund (formerly The Advantage Strategic Income Fund) was organized in 1994; and Government Securities Fund (formerly The Advantage Government Securities Fund) was organized in 1986.

     Northstar Trust (formerly Northstar Advantage Trust), and two of its series Income and Growth Fund (formerly Northstar Advantage Income and Growth
Fund) and High Total Return Fund (formerly Northstar Advantage High Total Return Fund), were organized in 1993. Growth+Value Fund and High Total Return Fund II were organized in 1996. The International Value Fund commenced operations on March 6, 1995 as the Brandes International Fund, a series of the Brandes Investment Trust. It was reorganized on April 21, 1997 as the Northstar International Value Fund, a series of the Northstar Trust. The Emerging Markets Value Fund, a series of the Northstar Trust, commenced operations in 1998.

     The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

     Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Amended and Restated Declaration of Trust for each Fund contains provisions intended to limit such liability and to provide indemnification out of Fund property of any shareholder charged or held personally liable for obligations or liabilities of a Fund solely by reason of being or having been a shareholder of a Fund and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

     YEAR 2000 COMPLIANCE. The services provided to the Portfolios by the Adviser, the Sub-Advisers, the Administrator and the Portfolios' other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Issue"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. The Adviser, the Sub-Advisers, the Administrator and the Portfolios' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that they use. Although there can be no assurances, the Portfolios believe these steps will be sufficient to avoid any material adverse impact on the Portfolios. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Adviser, Sub-Advisers, Administrator and the Portfolios' other service providers at this time but could have a material adverse impact on the operations of the Portfolios and the Adviser, Sub-Advisers, Administrator and the Portfolios' other service providers.

                            PERFORMANCE INFORMATION

     Performance information for the Funds may be compared in reports and promotional literature to (1) the S&P 500, Dow Jones Industrial Average ("DJIA"), or other unmanaged indices, so that investors may compare each Fund's results to those of a group of unmanaged securities that are widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund; and (iv) well known monitoring sources of certificates of deposit performance rates, such as Solomon Brothers, Federal Reserve Bulletin, American Bankers and Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

     In addition, the Funds may, from time to time, include various measures of a Fund's performance, including the current yield, the tax equivalent yield and the average annual total return of shares of the Funds in advertisements, promotional literature or reports to shareholders or prospective investors. Such materials may occasionally cite statistics to reflect a Fund's volatility risk.

     AVERAGE ANNUAL TOTAL RETURN. Standardized quotations of average annual total return ("Standardized Return") for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula:

                        P(1+T) to the power of n = ERV
Where:

     P = a hypothetical initial payment of $1,000

     T = the average annual total return

     n = the number of years, and

     ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), the deduction of the maximum initial sales load (in the case of Class A shares) and the maximum contingent deferred sales charge applicable to a complete redemption of the investment (in the case of Class B, Class C and Class T shares), and assume that all dividends and distributions are reinvested when paid.

     YIELD. Quotations of yield for a specific class of shares of a Fund will be based on all investment income attributable to that class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that class earned during the period by the maximum offering price per share on the last day of the month, according to the following formula:

                   Yield = 2[(a-b + 1) to the power of 6 -1]
                           ---------------------------------
                                      cd
Where:

     a = dividends and interest earned during the period attributable to a specific class of shares

     b = expenses accrued for the period attributable to that class (net of reimbursements)

   c = the average daily number of shares of that class outstanding during the period that were entitled to receive dividends, and

     d = the maximum offering price per share on the last day of the period

     The maximum offering price includes a maximum contingent deferred sales load of 4%, in the case of Class T shares, 5% for Class B shares, and 1%, for Class C shares.

     All accrued expenses are taken into account as follows. Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period, including but not limited to expenses under the Funds' distribution plans. Except as noted, the performance results take the contingent deferred sales load into account.


     The yield for Class A, B and C of the Growth+Value Fund, Class A, B and C of the International Value Fund, Class A, B and C of the Income and Growth Fund, and Class A, B and C of the High Total Return Fund II, and Class A, B, C and T shares of the Growth, Special, Balance Sheet Opportunities, High Yield, Strategic Income and Government Securities Funds for the month ended December 31, 1997 was as follows:


                                     YIELD



FUND                                         CLASS A   CLASS B   CLASS C    CLASS T
------------------------------------------- --------- --------- --------- ----------
     Growth + Value Fund ..................   N/A       N/A       N/A       N/A
     International Value Fund .............   N/A       N/A       N/A       N/A
     Income and Growth ....................    2.94%     2.31%     2.36%    N/A
     High Total Return Fund II ............    5.64%     5.30%     5.31%    N/A
     Growth Fund ..........................    N/A       N/A       N/A      N/A
     Special Fund .........................    N/A       N/A       N/A      N/A
     Balance Sheet Opportunities Fund .....    3.75%     3.28%     2.96%      3.33%
     High Yield Fund ......................    6.86%     6.49%     6.49%      6.85%
     Strategic Income Fund ................    7.60%     7.19%     7.22%      7.27%
     Government Securities Fund ...........    7.88%     7.52%     7.52%      7.83%

     NON-STANDARDIZED RETURN. In addition to the performance information described above, the Funds may provide total return information that is not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure.

     The following tables summarize the calculation of Standardized and Non-Standardized Return for Class A, B and C shares of the Growth+Value Fund, Class A, B and C shares of the International Value Fund, Class A, B and C shares of the Income and Growth Fund and High Total Return Fund II, series of the Northstar Trust, and for Class A, B, C and T shares of the other Funds for the periods indicated.

     NORTHSTAR TRUST. The following table summarizes the calculation of Total Return for the periods indicated through October 31, 1997, assuming the maximum sales charge HAS been assessed:



                                                            SINCE
                                          ONE YEAR (1)   INCEPTION(2)
                                         -------------- -------------
        GROWTH + VALUE FUND ............
        Class A ........................      N/A            16.61%
        Class B ........................      N/A            16.70%
        Class C ........................      N/A            20.94%
        INTERNATIONAL VALUE FUND .......
        Class A ........................ 18.87%              13.91%
        Class B ........................      N/A             6.77%
        Class C ........................ 23.18%              15.38%
        INCOME AND GROWTH FUND .........
        Class A ........................ 11.32%              10.20%
        Class B ........................ 11.15%               9.33%
        Class C ........................ 15.12%              10.85%
        HIGH TOTAL RETURN FUND II ......
        Class A ........................      N/A            14.62%
        Class B ........................      N/A            14.81%
        Class C ........................      N/A            20.36%

     The following table summarizes the calculation of Total Return for the periods indicated through October 31, 1997, assuming the maximum sales charge HAS NOT been assessed:



                                                                   SINCE
                                              ONE YEAR (1)     INCEPTION (2)
                                             --------------   ---------------
       GROWTH + VALUE FUND ...............
       Class A ...........................   21.50%           22.75%
       Class B ...........................   20.80%           22.01%
       Class C ...........................   20.80%           22.01%
       INTERNATIONAL VALUE FUND ..........
       Class A ...........................   24.82%           16.03%
       Class B ...........................        N/A         16.51%
       Class C ...........................   24.18%           15.38%
       INCOME AND GROWTH FUND ............
       Class A ...........................   16.91%           11.56%
       Class B ...........................   16.15%            9.75%
       Class C ...........................   16.12%           10.85%
       HIGH TOTAL RETURN FUND II .........
       Class A ...........................   16.53%           22.32%
       Class B ...........................   15.91%           21.76%
       Class C ...........................   16.12%           21.76%

---------
(1) Annualized.

(2) The inception date for Class A, B and C shares of the Growth+Value Fund is November 18, 1997. The inception date for Class B shares of the International Value Fund is April 18, 1997; the inception date for Class A and C shares of the International Value Fund is March 6, 1995. The inception date of Class A, B and C shares of the Income and Growth Fund is November 8, 1993, February 9, 1994 and March 21, 1994, respectively. The inception date for Class A, B and C shares of the High Total Return Fund II is January 31, 1997. The inception date for Class A, B and C shares of the Emerging Markets Value Fund is January 1, 1998.

     THE REMAINING FUNDS. The following table summarizes the calculation of Total Return for Class T shares of the remaining Funds for the periods indicated through December 31, 1997, assuming the maximum sales charge HAS been assessed:



                                                                                       SINCE
                                         ONE YEAR     FIVE YEARS     TEN YEARS     INCEPTION (3)
                                        ----------   ------------   -----------   ---------------
 Growth Fund ........................    18.94%      13.32%         14.38%        12.75%
 Special Fund .......................    10.29%      11.31%         15.28%        10.47%
 Balance Sheet Fund .................    19.91%      13.03%         12.51%        10.84%
 High Yield Fund ....................     6.86%      10.91%            N/A        10.96%
 Strategic Income Fund ..............    -1.91%          N/A           N/A         7.92%
 Government Securities Fund .........     3.38%       7.18%          8.33%         7.25%

     The following table summarizes the calculation of Total Return for Class T shares of the remaining Funds for the periods indicated through December 31, 1997, assuming the maximum sales charge HAS NOT been assessed:



                                                                                SINCE
                                        ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION (3)
                                       ---------- ------------ ----------- --------------
  Growth Fund ........................ 22.94%     13.32%       14.38%      12.75%
  Special Fund ....................... 14.29%     11.31%       15.28%      10.47%
  Balance Sheet Fund ................. 23.91%     13.03%       12.51%      10.84%
  High Yield Fund .................... 10.86%     10.91%          N/A      10.96%
  Strategic Income Fund ..............  1.89%         N/A         N/A       8.16%
  Government Securities Fund .........  7.38%      7.18%        8.33%       7.25%

---------
(3) The inception date for Class T shares of Growth, Special, Balance Sheet Opportunities and Government Securities Funds was February 1, 1986. The inception date for Class T shares of the High Yield Fund was July 5, 1989. The inception date for Class T shares of the Strategic Income Fund was July 1, 1994.

     The following table summarizes the calculation of Total Return for Class A, Class B and Class C shares of the remaining Funds for the period from commencement of operations of such classes (June 5, 1995) through December 31, 1997, assuming the maximum sales charge HAS been assessed:

FUND                                      CLASS OF SHARES   ONE YEAR   SINCE INCEPTION
---------------------------------------- ----------------- ---------- -----------------
   Growth Fund .........................     Class A          17.74%         19.47%
                                             Class B          17.84%         20.17%
                                             Class C          21.73%         20.96%
   Special Fund ........................     Class A           9.48%         15.52%
                                             Class B           9.10%         16.02%
                                             Class C          13.06%         16.92%
   Balance Sheet Opportunities Fund ....     Class A          18.38%         15.98%
                                             Class B          18.48%         16.51%
                                             Class C          22.41%         17.34%
   High Yield Fund .....................     Class A           5.84%          9.56%
                                             Class B           5.38%          9.89%
                                             Class C           9.37%         10.88%
   Strategic Income Fund ...............     Class A          -2.36%          5.50%
                                             Class B          -3.08%          5.67%
                                             Class C           0.80%          6.68%
   Government Securities Fund ..........     Class A           2.38%          5.05%
                                             Class B           1.93%          5.30%
                                             Class C           5.93%          6.34%

     The following table summarizes the calculation of Total Return for Class A, Class B and Class C shares of the remaining Funds for the period from commencement of operations of such classes (June 5, 1995) through December 31, 1997, assuming the maximum sales charge HAS NOT been assessed:



FUND                                      CLASS OF SHARES   ONE YEAR   SINCE INCEPTION
---------------------------------------- ----------------- ---------- ----------------
   Growth Fund .........................     Class A          23.59%        21.75%
                                             Class B          22.84%        21.04%
                                             Class C          22.73%        20.96%
   Special Fund ........................     Class A          14.92%        17.73%
                                             Class B          14.10%        16.93%
                                             Class C          14.06%        16.92%
   Balance Sheet Opportunities Fund ....     Class A          24.31%        18.21%
                                             Class B          23.48%        17.41%
                                             Class C          23.41%        17.34%
   High Yield Fund .....................     Class A          11.18%        11.63%
                                             Class B          10.38%        10.89%
                                             Class C          10.37%        10.88%
   Strategic Income Fund ...............     Class A           2.50%         7.51%
                                             Class B           1.67%         6.71%
                                             Class C           1.75%         6.68%
   Government Securities Fund ..........     Class A           7.46%         7.04%
                                             Class B           6.93%         6.37%
                                             Class C           6.93%         6.34%

     A Fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. Each Fund's share prices and total returns fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about a Fund. These editorials or articles may include quotations of performance from other sources, such as Lipper or Morningstar. Sources for Fund performance information and articles about the Fund may include the following: BANXQUOTE, BARRON'S, BUSINESS WEEK, CDA INVESTMENT TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER DIGEST, FINANCIAL WORLD, FORBES,

FORTUNE, IBC/DONOGHUES'S MONEY FUND REPORT, IBBOTSON ASSOCIATES, INC., INVESTMENT COMPANY DATA, INC., INVESTOR'S DAILY, LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, MONEY, MUTUAL FUND VALUES, THE NEW YORK TIMES, PERSONAL INVESTING NEWS, PERSONAL INVESTOR, SUCCESS, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WIESENBERGER INVESTMENT COMPANIES SERVICES.

     When comparing yield, total return and investment risk of shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

     The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.


                              FINANCIAL STATEMENTS

     The Northstar Trust's audited financial statements dated October 31, 1997 and the report of the independent accountants, Coopers & Lybrand L.L.P. with respect to such financial statements, are hereby incorporated herein by reference to the Annual Report to Shareholders of the Northstar Trust for the fiscal year ended October 31, 1997.

     The audited financial statements of Growth, Special, Balance Sheet Opportunities, High Yield, Strategic Income and Government Securities Funds as of and for the year ended December 31, 1997 and the Report of the Independent Accountants, Coopers & Lybrand L.L.P., with respect to such financial statements are hereby incorporated herein by reference to the Annual Report to Shareholders of The Northstar Funds for the year ended December 31, 1997.

                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. (MOODY'S) CORPORATE BOND RATINGS


     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF STANDARD & POOR'S CORPORATION'S (S&P) CORPORATE DEBT RATINGS

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


     Plus (+) or Minus (-) -- The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                NORTHSTAR FUNDS

                 PRO FORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)


                                 JUNE 30, 1998




                                                 PRO FORMA COMBINED            HIGH YIELD FUND         STRATEGIC INCOME FUND
                                             --------------------------- --------------------------- -------------------------
                                               PRINCIPAL                   PRINCIPAL                   PRINCIPAL
SECURITY                                         AMOUNT        VALUE         AMOUNT        VALUE        AMOUNT        VALUE
-------------------------------------------- ------------- ------------- ------------- ------------- ------------ ------------
DOMESTIC BONDS & NOTES -- 11.04%
AEROSPACE & DEFENSE -- 3.29%
Alliant Techsystems, Inc.
11.75%, Sr. Subordinated Notes,
3/01/03 .................................... $1,500,000    $1,631,250    $1,500,000    $1,631,250
Aviation Sales Co. #
8.125%, Sr. Subordinated Notes,
2/15/08 ....................................  2,000,000     1,965,000     2,000,000     1,965,000
BE Aerospace, Inc.
8.00%, Sr. Subordinated Notes, 3/01/08......  2,000,000     1,995,000     2,000,000     1,995,000
Compass Aerospace Corp. #
10.125%, Sr. Subordinated Notes,
4/15/05 ....................................  2,500,000     2,575,000     2,500,000     2,575,000
L 3 Communications Corp.
10.375%, Sr. Subordinated Notes,
5/01/07 ....................................  2,000,000     2,217,500     2,000,000     2,217,500
                                                           ----------                  ----------
                                                           10,383,750                  10,383,750
                                                           ----------                  ----------
AIRLINES -- 1.23%
Atlantic Coast Airlines, Inc. #
7.97%, Pass-Thru Certificates, 1/01/00 .....    530,778       526,532                                $ 530,778    $ 526,532
Atlantic Coast Airlines, Inc. #
8.75%, Pass-Thru Certificates, 1/01/07 .....  3,384,758     3,357,070     2,669,668     2,647,830      715,090      709,240
                                                           ----------                  ----------                 ---------
                                                            3,883,602                   2,647,830                 1,235,772
                                                           ----------                  ----------                 ---------
AUTO PARTS & EQUIPMENT -- 1.12%
Titan Wheel International, Inc.
8.75%, Sr. Subordinated Notes, 4/01/07......  3,400,000     3,527,500     3,400,000     3,527,500
                                                           ----------                  ----------
BROADCASTING -- 6.44%
American Radio Systems Corp.
9.00%, Company Guarantee, 2/01/06 ..........  1,500,000     1,620,000     1,500,000     1,620,000
Capstar Broadcasting Partners, Inc.
9.25%, Sr. Subordinated Notes, 7/01/07......  2,900,000     3,052,250     2,900,000     3,052,250
Chancellor Media Corp.
8.125%, Sr. Subordinated Notes,
12/15/07 ...................................  1,000,000     1,015,000                                1,000,000    1,015,000
JCAC, Inc.
10.125%, Sr. Subordinated Notes,
6/15/06 ....................................  4,000,000     4,370,000     4,000,000     4,370,000
SFX Broadcasting, Inc.
10.75%, Sr. Subordinated Notes,
5/15/06 ....................................  4,000,000     4,430,000     4,000,000     4,430,000
Sinclair Broadcast Group, Inc.
8.75%, Sr. Subordinated Notes,
12/15/07 ...................................  2,800,000     2,898,000     2,800,000     2,898,000
Sinclair Broadcast Group, Inc.
9.00%, Sr. Subordinated Notes, 7/15/07......  1,500,000     1,567,500     1,500,000     1,567,500
Sinclair Broadcasting Group, Inc.
10.00%, Sr. Subordinated Notes,
9/30/05 ....................................  1,250,000     1,346,875     1,250,000     1,346,875
                                                           ----------                  ----------
                                                           20,299,625                  19,284,625                 1,015,000
                                                           ----------                  ----------                 ---------

                                                PRO FORMA COMBINED            HIGH YIELD FUND         STRATEGIC INCOME FUND
                                            --------------------------- --------------------------- --------------------------
                                              PRINCIPAL                   PRINCIPAL                   PRINCIPAL
SECURITY                                        AMOUNT        VALUE         AMOUNT        VALUE         AMOUNT        VALUE
------------------------------------------- ------------- ------------- ------------- ------------- ------------- ------------
CABLE TELEVISION -- 2.91%
Century Communications Corp.
0%, Sr. Discount Notes, 1/15/08 ........... $4,000,000    $1,850,000    $3,000,000    $1,387,500    $1,000,000    $ 462,500
EchoStar Communications Corp. $
0/12.875%, Sr. Discount Notes, 6/01/04.....  3,500,000     3,425,625     3,000,000     2,936,250       500,000      489,375
EchoStar Satellite Broadcasting
Corp. $
0/13.125%, Sr. Secured Discount Notes,
3/15/04 ...................................  1,500,000     1,387,500     1,500,000     1,387,500
Medicom LLC #
8.50%, Sr. Notes, 4/15/08 .................  2,500,000     2,503,125     2,500,000     2,503,125
                                                          ----------                  ----------
                                                           9,166,250                   8,214,375                    951,875
                                                          ----------                  ----------                  ---------
CAPITAL GOODS
MANUFACTURING -- 3.16%
Indesco International, Inc. #
9.75%, Sr. Subordinated Notes, 4/15/08.....  3,000,000     2,970,000     3,000,000     2,970,000
Moll Industries, Inc. #
10.50%, Sr. Subordinated Notes,
7/01/08 ...................................  3,000,000     3,075,000     3,000,000     3,075,000
Roller Bearing Co. America, Inc.
9.625%, Company Guarantee, 6/15/07 ........  3,850,000     3,917,375     3,850,000     3,917,375
                                                          ----------                  ----------
                                                           9,962,375                   9,962,375
                                                          ----------                  ----------
CHEMICALS -- 3.08%
American Pacific Corp. #
9.25%, Sr. Notes, 3/01/05 .................  3,000,000     3,112,500     3,000,000     3,112,500
Hydrochem Industrial Services, Inc.
10.375%, Company Guarantee, 8/01/07........  4,500,000     4,612,500     3,500,000     3,587,500     1,000,000    1,025,000
Simcala, Inc. #
9.625%, Sr. Notes, 4/15/06 ................  2,000,000     1,982,500     2,000,000     1,982,500
                                                          ----------                  ----------
                                                           9,707,500                   8,682,500                  1,025,000
                                                          ----------                  ----------                  ---------
CONSUMER PRODUCTS -- 2.01%
Packaged Ice, Inc. #
9.75%, Sr. Notes, 2/01/05 .................  4,900,000     4,961,250     4,000,000     4,050,000       900,000      911,250
Shop Vac Corp.
10.625%, Sr. Secured Notes, 9/01/03 .......  1,250,000     1,371,875                                 1,250,000    1,371,875
                                                          ----------                                              ---------
                                                           6,333,125                   4,050,000                  2,283,125
                                                          ----------                  ----------                  ---------
DIVERSIFIED FINANCIAL SERVICES -- 0.31%
Natwest Asset Trust Securities
9.585%, Asset Trust, 1/31/03 ..............  1,000,000       970,000                                 1,000,000      970,000
                                                          ----------                                              ---------
ENERGY -- 4.58%
Abraxas Petroleum Corp.
11.50%, Company Guarantee, 11/01/04........  2,000,000     2,070,000     2,000,000     2,070,000
AES Corp.
8.50%, Sr. Subordinated Notes,
11/01/07 ..................................    750,000       763,125                                   750,000      763,125
AES Corp.
10.25%, Sr. Subordinated Notes,
7/15/06 ...................................  4,000,000     4,360,000     4,000,000     4,360,000
CalEnergy Co., Inc.
9.50%, Sr. Secured Notes, 9/15/06 .........  1,000,000     1,083,750     1,000,000     1,083,750
California Energy, Inc.
9.875%, Sr. Notes, 6/30/03 ................  1,000,000     1,087,500     1,000,000     1,087,500
California Energy, Inc. $
0/10.25%, Sr. Discount Notes, 1/15/04 .....  2,650,000     2,855,375     2,650,000     2,855,375
Calpine Corp.
10.50%, Sr. Notes, 5/15/06 ................  2,000,000     2,215,000     2,000,000     2,215,000
                                                          ----------                  ----------
                                                          14,434,750                  13,671,625                    763,125
                                                          ----------                  ----------                  ---------

                                                PRO FORMA COMBINED            HIGH YIELD FUND          STRATEGIC INCOME FUND
                                            --------------------------- --------------------------- ---------------------------
                                              PRINCIPAL                   PRINCIPAL                   PRINCIPAL
SECURITY                                        AMOUNT        VALUE         AMOUNT        VALUE         AMOUNT        VALUE
------------------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
FOOD/BEVERAGE/TOBACCO -- 5.83%
Ameriserve Food Distribution, Inc.
8.875%, Company Guarantee, 10/15/06........ $2,750,000    $2,777,500    $2,750,000    $2,777,500
Eagle Family Foods, Inc. #
8.75%, Sr. Subordinated Notes, 1/15/08.....  1,250,000     1,221,875     1,250,000     1,221,875
North Atlantic Trading, Inc.
11.00%, Sr. Notes, 6/15/04 ................  5,000,000     5,050,000     4,000,000     4,040,000    $1,000,000    $1,010,000
RAB Enterprises, Inc. #
10.50%, Sr. Notes, 5/01/05 ................    500,000       505,000       500,000       505,000
Richmont Marketing Specialists, Inc. #
10.125%, Sr. Subordinated Notes,
12/15/07 ..................................  4,250,000     4,335,000     3,350,000     3,417,000       900,000       918,000
Standard Commercial Corp.
8.875%, Company Guarantee, 8/01/05 ........  4,500,000     4,477,500     3,500,000     3,482,500     1,000,000       995,000
                                                          ----------                  ----------                  ----------
                                                          18,366,875                  15,443,875                   2,923,000
                                                          ----------                  ----------                  ----------
HEALTHCARE -- 5.88%
Alaris Medical Systems, Inc.
9.75%, Sr. Subordinated Notes,
12/01/06 ..................................  4,750,000     4,845,000     4,750,000     4,845,000
Fisher Scientific International, Inc.
9.00%, Sr. Subordinated Notes, 2/01/08.....  2,400,000     2,400,000     2,000,000     2,000,000       400,000       400,000
Health Insurance Plan of
Greater New York
11.25%, Notes, 7/01/10 ....................  3,000,000     3,210,000     3,000,000     3,210,000
Kinetic Concepts, Inc.
9.625%, Company Guarantee, 11/01/07........  2,500,000     2,537,500     2,500,000     2,537,500
Tenet Healthcare Corp. #
8.125%, Sr. Subordinated Notes,
12/01/08 ..................................  4,500,000     4,545,000     4,500,000     4,545,000
Universal Hospital Services, Inc. #
10.25%, Sr. Notes, 3/01/08 ................  1,000,000     1,005,000                                 1,000,000     1,005,000
                                                          ----------                                              ----------
                                                          18,542,500                  17,137,500                   1,405,000
                                                          ----------                  ----------                  ----------
HOMEBUILDING -- 0.47%
Engle Homes, Inc. #9.25%, Company
Guarantee, 2/01/08 ........................  1,500,000     1,488,750     1,500,000     1,488,750
                                                          ----------                  ----------
HOTEL & GAMING -- 1.35%
Courtyard By Marriott Ltd.
10.75%, Sr. Secured Notes, 2/01/08 ........  2,000,000     2,205,000     2,000,000     2,205,000
Hard Rock Hotel, Inc. #
9.25%, Sr. Subordinated Notes, 4/01/05.....  2,000,000     2,065,000     2,000,000     2,065,000
                                                          ----------                  ----------
                                                           4,270,000                   4,270,000
                                                          ----------                  ----------
INSURANCE -- 2.77%
Americo Life, Inc.
9.25%, Sr. Subordinated Notes, 6/01/05.....  5,550,000     5,758,125     4,250,000     4,409,375     1,300,000     1,348,750
Superior National Insurance Group,
Inc.
10.75%, Company Guarantee, 12/01/17........     27,500     2,970,000        22,500     2,430,000         5,000       540,000
                                                          ----------                  ----------                  ----------
                                                           8,728,125                   6,839,375                   1,888,750
                                                          ----------                  ----------                  ----------
MANUFACTURING -- 0.88%
Clark-Schwebel, Inc.
10.50%, Sr. Notes, 4/15/06 ................  2,500,000     2,775,000     2,500,000     2,775,000
                                                          ----------                  ----------

                                                PRO FORMA COMBINED            HIGH YIELD FUND         STRATEGIC INCOME FUND
                                            --------------------------- --------------------------- -------------------------
                                              PRINCIPAL                   PRINCIPAL                   PRINCIPAL
SECURITY                                        AMOUNT        VALUE         AMOUNT        VALUE        AMOUNT        VALUE
------------------------------------------- ------------- ------------- ------------- ------------- ------------ ------------
OIL & GAS -- 3.96%
Benton Oil & Gas Co.
11.625%, Sr. Notes, 5/01/03 ............... $2,900,000    $3,088,500    $2,000,000    $2,130,000    $ 900,000    $ 958,500
Forcenergy, Inc.
9.50%, Sr. Subordinated Notes,
11/01/06 ..................................  3,000,000     3,030,000     3,000,000     3,030,000
HS Resources, Inc.
9.875%, Sr. Subordinated Notes,
12/01/03 ..................................  1,550,000     1,581,000     1,550,000     1,581,000
Lomak Petroleum, Inc.
8.75%, Sr. Subordinated Notes, 1/15/07.....    800,000       794,000                                  800,000      794,000
Windsor Petroleum Transport Corp. #
7.84%, Notes, 1/15/21 .....................  4,500,000     4,005,000     3,500,000     3,115,000    1,000,000      890,000
                                                          ----------                  ----------                 ---------
                                                          12,498,500                   9,856,000                 2,642,500
                                                          ----------                  ----------                 ---------
PAPER -- 1.76%
Buckeye Cellulose Corp.
8.50%, Sr. Subordinated Notes,
12/15/05 ..................................  2,725,000     2,765,875     2,725,000     2,765,875
SD Warren Co.
12.00%, Sr. Subordinated Notes,
12/15/04 ..................................  2,500,000     2,781,250     2,500,000     2,781,250
                                                          ----------                  ----------
                                                           5,547,125                   5,547,125
                                                          ----------                  ----------
PUBLISHING/PRINTING -- 2.29%
Garden State Newspapers, Inc.
8.75%, Sr. Subordinated Notes,
10/01/09 ..................................  1,000,000     1,020,000     1,000,000     1,020,000
Hollinger International Publishing,
Inc.
9.25%, Company Guarantee, 3/15/07 .........  3,000,000     3,150,000     3,000,000     3,150,000
Liberty Group Operating, Inc.
9.375%, Sr. Subordinated Notes,
2/01/08 ...................................  3,000,000     3,045,000     2,400,000     2,436,000      600,000      609,000
                                                          ----------                  ----------                 ---------
                                                           7,215,000                   6,606,000                   609,000
                                                          ----------                  ----------                 ---------
RESTAURANTS -- 1.13%
Romacorp, Inc. #
12.00%, Sr. Notes, 7/01/06 ................  3,500,000     3,570,000     3,500,000     3,570,000
                                                          ----------                  ----------
SERVICES -- 2.29%
Allied Waste North America, Inc.
10.25%, Sr. Subordinated Notes,
12/01/06 ..................................  1,500,000     1,651,875     1,500,000     1,651,875
Mastec, Inc. #
7.75%, Sr. Subordinated Notes, 2/01/08.....  3,800,000     3,638,500     3,000,000     2,872,500      800,000      766,000
Nebraska Book Co. #
8.75%, Sr. Subordinated Notes, 2/15/08.....  2,000,000     1,920,000     2,000,000     1,920,000
                                                          ----------                  ----------
                                                           7,210,375                   6,444,375                   766,000
                                                          ----------                  ----------                 ---------
SHIPPING -- 0.86%
International Shipholding Corp.
7.75%, Sr. Notes, 10/15/07 ................  2,750,000     2,701,875     1,750,000     1,719,375    1,000,000      982,500
                                                          ----------                  ----------                 ---------
SPECIALTY RETAILING -- 0.95%
Phillips Van-Heusen Corp. #
9.50%, Sr. Subordinated Notes, 5/01/08.....  3,000,000     3,000,000     3,000,000     3,000,000
                                                          ----------                  ----------
STEEL -- 0.57%
Geneva Steel Co.
9.50%, Sr. Notes, 1/15/04 .................  2,000,000     1,790,000     2,000,000     1,790,000
                                                          ----------                  ----------

                                                 PRO FORMA COMBINED            HIGH YIELD FUND           STRATEGIC INCOME FUND
                                            ---------------------------- ---------------------------- ---------------------------
                                              PRINCIPAL                    PRINCIPAL                    PRINCIPAL
SECURITY                                        AMOUNT         VALUE         AMOUNT         VALUE         AMOUNT        VALUE
------------------------------------------- ------------- -------------- ------------- -------------- ------------- -------------
TELECOMMUNICATIONS -- 8.36%
Intermedia Communications, Inc. #
8.60%, Sr. Notes, 6/01/08 ................. $3,000,000    $ 3,052,500    $3,000,000    $ 3,052,500
IXC Communications, Inc. #
9.00%, Sr. Subordinated Notes, 4/15/08.....  3,000,000      3,022,500     3,000,000      3,022,500
Level 3 Communications, Inc. #
9.125%, Sr. Notes, 5/01/08 ................  3,500,000      3,430,000     3,500,000      3,430,000
Nextlink Communications, Inc. #
9.00%, Sr. Notes, 3/15/08 .................  1,500,000      1,500,000     1,500,000      1,500,000
Nextlink Communications, Inc. # $
0/9.45%, Sr. Discount Notes, 4/15/08 ......  3,500,000      2,161,250     3,500,000      2,161,250
Qwest Communications International,
Inc. $
0/9.47%, Sr. Discount Notes, 10/15/07 .....  2,700,000      2,028,375     2,700,000      2,028,375
RCN Corp.
10.00%, Sr. Notes, 10/15/07 ...............  3,500,000      3,613,750     2,500,000      2,581,250    $1,000,000    $1,032,500
RCN Corp. $
0/9.80%, Sr. Discount Notes, 2/15/08 ......  2,000,000      1,200,000     1,500,000        900,000       500,000       300,000
Viatel, Inc. # (1)
11.25%, Units, 4/15/08 ....................      4,300      4,536,500         3,500      3,692,500           800       844,000
WinStar Equipment Corp.
12.50%, Company Guarantee, 3/15/04 ........  1,600,000      1,816,000                                  1,600,000     1,816,000
                                                          -----------                                               ----------
                                                           26,360,875                   22,368,375                   3,992,500
                                                          -----------                  -----------                  ----------
TEXTILE/APPAREL -- 1.18%
Fruit of the Loom, Inc.
6.50%, Notes, 11/15/03 ....................  1,250,000      1,210,887                                  1,250,000     1,210,887
Worldtex, Inc.
9.625%, Company Guarantee, 12/15/07........  2,500,000      2,512,500     2,500,000      2,512,500
                                                          -----------                  -----------
                                                            3,723,387                    2,512,500                   1,210,887
                                                          -----------                  -----------                  ----------
TRANSPORTATION -- 2.38%
Sea Containers Ltd.
7.875%, Sr. Notes, 2/15/08 ................  2,100,000      2,084,250     1,300,000      1,290,250       800,000       794,000
Sea Containers Ltd.
12.50%, Sr. Subordinated Debentures,
12/01/04 ..................................  2,000,000      2,260,000     2,000,000      2,260,000
Westinghouse Air Brake Co.
9.375%, Sr. Notes, 6/15/05 ................  3,000,000      3,150,000     3,000,000      3,150,000
                                                          -----------                  -----------
                                                            7,494,250                    6,700,250                     794,000
                                                          -----------                  -----------                  ----------
TOTAL DOMESTIC BONDS & NOTES
(cost $217,680,960)........................               223,951,114                  198,493,080                  25,458,034
                                                          -----------                  -----------                  ----------
FOREIGN BONDS & NOTES -- 18.24%
AEROSPACE & DEFENSE -- 1.00%
Derlan Manufacturing, Inc.
10.00%, Sr. Notes, 1/15/07 ................  3,000,000      3,150,000     3,000,000      3,150,000
                                                          -----------                  -----------
BROADCASTING -- 0.96%
Antenna TV SA
9.00%, Sr. Notes, 8/01/07 .................  3,000,000      3,030,000     3,000,000      3,030,000
                                                          -----------                  -----------
CABLE TELEVISION -- 1.02%
Rogers Cablesystems Ltd.
9.625%, Notes, 8/01/02 ....................  3,000,000      3,210,000     3,000,000      3,210,000
                                                          -----------                  -----------
DIVERSIFIED FINANCIAL
SERVICES -- 0.89%
Guangdong Enterprises Holding Ltd. #
8.875%, Sr. Notes, 5/22/07 ................  1,000,000        740,870                                  1,000,000       740,870
Malayan Banking Berhad-New York
7.125%, Subordinate Notes, 9/15/05 ........  2,000,000      1,647,040                                  2,000,000     1,647,040
Westways Funding II Ltd. #
22.125%, Mortgage Backed Notes,
1/29/03 ...................................    500,000        428,750                                    500,000       428,750
                                                          -----------                                               ----------
                                                            2,816,660                                                2,816,660
                                                          -----------                                               ----------

                                                 PRO FORMA COMBINED            HIGH YIELD FUND          STRATEGIC INCOME FUND
                                             --------------------------- --------------------------- ---------------------------
                                               PRINCIPAL                   PRINCIPAL                   PRINCIPAL
SECURITY                                         AMOUNT        VALUE         AMOUNT        VALUE         AMOUNT        VALUE
-------------------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
ELECTRIC UTILITIES -- 0.40%
Empresa Electrica Del Norte Grande
SA #
7.75%, Notes, 3/15/06 ...................... $1,550,000    $1,265,653                                $1,550,000    $1,265,653
                                                           ----------                                              ----------
FOOD/BEVERAGE/TOBACCO -- 1.40%
Fage Dairy Industry SA
9.00%, Sr. Notes, 2/01/07 ..................  4,500,000     4,398,750    $3,000,000    $2,932,500     1,500,000     1,466,250
                                                           ----------                  ----------                  ----------
FOREIGN GOVERNMENT
SECURITIES -- 0.43%
Banque Centale De Tunisie
7.50%, Notes, 9/19/07 ......................  1,000,000       999,570                                 1,000,000       999,570
Republic of Korea
8.875%, Unsubordinated Notes,
4/15/08 ....................................    400,000       361,000                                   400,000       361,000
                                                           ----------                                              ----------
                                                            1,360,570                                               1,360,570
                                                           ----------                                              ----------
METALS & MINING -- 1.09%
Great Central Mines Ltd. #
8.875%, Sr. Notes, 4/01/08 .................  3,500,000     3,447,500     3,500,000     3,447,500
                                                           ----------                  ----------
OIL & GAS -- 2.21%
Bridas Corp.
12.50%, Sr. Notes, 11/15/99 ................  1,000,000     1,052,500                                 1,000,000     1,052,500
Conproca SA #
12.00%, Sr. Secured Notes, 6/16/10 .........  3,000,000     3,000,000     3,000,000     3,000,000
Northern Offshore ASA #
10.00%, Company Guarantee, 5/15/05 .........  3,000,000     2,925,000     3,000,000     2,925,000
                                                           ----------                  ----------
                                                            6,977,500                   5,925,000                   1,052,500
                                                           ----------                  ----------                  ----------
PAPER -- 0.71%
APP Global Finance Ltd.
9.75%, Secured Notes, 10/04/01 .............  2,000,000     1,430,000                                 2,000,000     1,430,000
APP International Finance BV Co.
8.867%, Notes, 9/15/99 .....................  1,000,000       822,500                                 1,000,000       822,500
                                                           ----------                                              ----------
                                                            2,252,500                                               2,252,500
                                                           ----------                                              ----------
PUBLISHING/PRINTING -- 0.86%
Newsquest Capital PLC
11.00%, Sr. Subordinated Notes,
5/01/06 ....................................  2,400,000     2,724,000     2,400,000     2,724,000
                                                           ----------                  ----------
SERVICES -- 2.68%
Autopistas Del Sol SA #
10.25%, Sr. Notes, 8/01/09 .................  3,000,000     2,778,750     3,000,000     2,778,750
Guangzhou Shenzhen Superhighway
Holdings
10.25%, Sr. Notes, 8/15/07 .................  3,750,000     2,625,000     1,950,000     1,365,000     1,800,000     1,260,000
Intertek Finance PLC
10.25%, Sr. Subordinated Notes,
11/01/06 ...................................  2,900,000     3,045,000     2,900,000     3,045,000
                                                           ----------                  ----------
                                                            8,448,750                   7,188,750                   1,260,000
                                                           ----------                  ----------                  ----------
SHIPPING -- 2.30%
Alpha Shipping PLC #
9.50%, Sr. Notes, 2/15/08 ..................  4,000,000     3,790,000     4,000,000     3,790,000
Equimar Shipholdings Ltd.
9.875%, Company Guarantee, 7/01/07 .........  3,750,000     3,450,000     3,000,000     2,760,000       750,000       690,000
                                                           ----------                  ----------                  ----------
                                                            7,240,000                   6,550,000                     690,000
                                                           ----------                  ----------                  ----------

                                                PRO FORMA COMBINED           HIGH YIELD FUND         STRATEGIC INCOME FUND
                                            -------------------------- --------------------------- --------------------------
                                              PRINCIPAL                  PRINCIPAL                   PRINCIPAL
SECURITY                                       AMOUNT        VALUE         AMOUNT        VALUE        AMOUNT        VALUE
------------------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
TELECOMMUNICATIONS -- 2.27%
Colt Telecom Group PLC $
0/12.00%, Sr. Discount Notes, 12/15/06..... $ 500,000    $  395,000                                $ 500,000    $  395,000
Fonorola, Inc.
12.50%, Sr. Notes, 8/15/02 ................ 1,000,000     1,107,500    $1,000,000    $1,107,500
Occidente Y Caribe Celular SA $
0/14.00%, Sr. Discount Notes, 3/15/04 ..... 2,100,000     1,858,500                                2,100,000     1,858,500
Rogers Cantel, Inc.
8.80%, Sr. Subordinated Notes,
10/01/07 .................................. 2,800,000     2,789,500     2,800,000     2,789,500
Telecom Brazil Funding Corp. #
11.4375%, Guaranteed Notes, 12/09/99....... 1,000,000     1,012,500                                1,000,000     1,012,500
                                                         ----------                                             ----------
                                                          7,163,000                   3,897,000                  3,266,000
                                                         ----------                  ----------                 ----------
TOTAL FOREIGN BONDS & NOTES
(cost $58,998,981).........................              57,484,883                  42,054,750                 15,430,133
                                                         ----------                  ----------                 ----------


                                                   SHARES                    SHARES                   SHARES
                                                ------------              ------------              ----------
 CONVERTIBLE PREFERRED
 STOCKS -- 0.72%
 TELECOMMUNICATIONS -- 0.72%
 American Tower Systems Corp.,
 10.6875% & ++ (2) ............................    22,500     2,272,612      22,500     2,272,612
                                                             ----------                ----------
 TOTAL CONVERTIBLE PREFERRED
 STOCKS
 (cost $2,253,340).............................              2,272,612                 2,272,612
                                                             ----------                ----------
 PREFERRED STOCKS -- 1.66%
 PUBLISHING/PRINTING --  0.33%
 Primedia, Inc., 9.20% ........................    10,000    1,025,000       10,000    1,025,000
                                                             ----------                ----------
 SUPERMARKETS -- 1.33%
 Nebco Evans Holding Co., 11.25% & ............    41,061    4,198,487       30,796    3,148,891      10,265   1,049,596
                                                             ----------                ----------              ---------
 TOTAL PREFERRED STOCKS
 (cost $5,107,957).............................              5,223,487                 4,173,891               1,049,596
                                                             ----------                ----------              ---------
 RIGHTS -- 0.06%
 CAPITAL GOODS
 MANUFACTURING -- 0.06%
 Terex Corp., (expires 2000) ..................     8,000      188,000        8,000      188,000
                                                             ----------                ----------
 FOREIGN GOVERNMENT
 SECURITIES -- 0.00%
 United Mexican States ........................ 1,500,000                 1,500,000            0
                                                                                       ----------
 TOTAL RIGHTS
 (cost $0).....................................                188,000                   188,000
                                                             ----------                ----------
 WARRANTS -- 0.11%
 CONSUMER PRODUCTS -- 0.02%
 Chattem, Inc., (expires 6/17/99) .............       500       55,375                                500       55,375
                                                             ----------                                        ---------
 HEALTHCARE -- 0.05%
 Intracel Corp. ++, (expires 4/17/03) .........    49,066      159,465       49,066      159,465
                                                             ----------                ----------
 SUPERMARKETS -- 0.00%
 Dairy Mart Convenience Stores, Inc.,
 (expires 12/01/01) ...........................     4,999        3,749                              4,999        3,749
                                                             ----------                                        ---------
 TELECOMMUNICATIONS -- 0.04%
 Colt Telecom Group PLC #, (expires
 12/31/06) ....................................       500      130,125                                500      130,125
 Occidente Y Caribe Celular SA #,
 (expires 3/15/04) ............................     9,400                                           9,400            0
 UNIFI Communications, Inc. #,
 (expires 2003) ...............................     1,000                                           1,000            0
                                                                                                               ---------
                                                               130,125                                         130,125
                                                             ----------                                        ---------
 TOTAL WARRANTS
 (cost $143,021)...............................                348,714                   159,465               189,249
                                                             ----------                ----------              ---------

                                                   PRO FORMA COMBINED
                                            --------------------------------
                                               PRINCIPAL
SECURITY                                         AMOUNT           VALUE
------------------------------------------- --------------- ----------------
U.S. GOVERNMENT AND
AGENCIES -- 1.64%
Cityscape Home Loan Owner Trust,
8.17%, due 7/25/18 ........................ $ 800,000        $    832,592
Federal Home Loan Mortgage Corp.,
7.00%, due 1/30/13 - 4/15/28 .............. 3,730,871           1,638,190
Fannie Mae Remic, 7.00%, due 2/18/21....... 2,500,000             414,844
Fannie Mae, 2.94375%, due 9/18/10 ......... 10,746,808            147,769
Mego Mortgage Home Loan Trust,
8.01%, due 8/25/23 ........................ 1,200,000           1,155,684
U.S. Treasury Strips, 0%, due 2/15/23 ..... 4,000,000             987,480
                                                             ------------
TOTAL U.S. GOVERNMENT AND
AGENCIES
(cost $5,212,977)..........................      1.64%          5,176,559
                                                             ------------
TOTAL INVESTMENT
SECURITIES -- 13.47%
(cost $289,397,236)........................                   294,645,369
                                                             ------------
SHORT TERM INVESTMENTS -- 1.27%
Intracel ++
12.50%, Bridge Notes, 7/10/98 ............. 4,000,000           4,000,000
                                                             ------------
TOTAL SHORT TERM INVESTMENTS
(cost $4,000,000)..........................                     4,000,000
                                                             ------------
REPURCHASE AGREEMENT -- 4.00%
Agreement with State Street Bank and
Trust bearing interest at 5.70% dated
6/30/98 to be repurchased 7/01/98 in
the amount of $5,370,850 and
collateralized by $4,665,000 U.S.
Treasury Notes, 7.25% due 5/15/16,
value $5,480,647 .......................... 5,370,000           5,370,000
Agreement with State Street Bank and
Trust bearing interest at 5.70% dated
6/30/98 to be repurchased 7/01/98 in
the amount of $7,240,146 and
collateralized by $6,285,000 U. S.
Treasury Notes, 7.25% due 5/15/16,
value $7,383,895 .......................... 7,239,000           7,239,000
                                                             ------------
TOTAL REPURCHASE AGREEMENT
(cost $12,609,000).........................                    12,609,000
                                                             ------------
OTHER ASSETS LESS
LIABILITIES -- 1.24%                                            3,917,580
                                                             ------------
ADJUSTMENT PER PRO FORMA
FINANCIAL STATEMENTS -- 0.02% .............                        61,129
                                                             ------------
NET ASSETS -- 100.00% .....................                  $315,233,078
                                                             ============



                                                   HIGH YIELD FUND           STRATEGIC INCOME FUND
                                            ----------------------------- ----------------------------
                                              PRINCIPAL                      PRINCIPAL
SECURITY                                        AMOUNT         VALUE          AMOUNT         VALUE
------------------------------------------- ------------- --------------- -------------- -------------
U.S. GOVERNMENT AND
AGENCIES -- 1.64%
Cityscape Home Loan Owner Trust,
8.17%, due 7/25/18 ........................                               $  800,000     $   832,592
Federal Home Loan Mortgage Corp.,
7.00%, due 1/30/13 - 4/15/28 ..............                                3,730,871       1,638,190
Fannie Mae Remic, 7.00%, due 2/18/21.......                                2,500,000         414,844
Fannie Mae, 2.94375%, due 9/18/10 .........                               10,746,808         147,769
Mego Mortgage Home Loan Trust,
8.01%, due 8/25/23 ........................                                1,200,000       1,155,684
U.S. Treasury Strips, 0%, due 2/15/23 .....                                4,000,000         987,480
                                                                                         -----------
TOTAL U.S. GOVERNMENT AND
AGENCIES
(cost $5,212,977)..........................                                                5,176,559
                                                                                         -----------
TOTAL INVESTMENT
SECURITIES -- 13.47%
(cost $289,397,236)........................               $247,341,798                    47,303,571
                                                          ------------                   -----------
SHORT TERM INVESTMENTS -- 1.27%
Intracel ++
12.50%, Bridge Notes, 7/10/98 ............. $4,000,000       4,000,000
                                                          ------------
TOTAL SHORT TERM INVESTMENTS
(cost $4,000,000)..........................                  4,000,000
                                                          ------------
REPURCHASE AGREEMENT -- 4.00%
Agreement with State Street Bank and
Trust bearing interest at 5.70% dated
6/30/98 to be repurchased 7/01/98 in
the amount of $5,370,850 and
collateralized by $4,665,000 U.S.
Treasury Notes, 7.25% due 5/15/16,
value $5,480,647 ..........................  5,370,000       5,370,000
Agreement with State Street Bank and
Trust bearing interest at 5.70% dated
6/30/98 to be repurchased 7/01/98 in
the amount of $7,240,146 and
collateralized by $6,285,000 U. S.
Treasury Notes, 7.25% due 5/15/16,
value $7,383,895 ..........................                                7,239,000       7,239,000
                                                                                         -----------
TOTAL REPURCHASE AGREEMENT
(cost $12,609,000).........................                  5,370,000                     7,239,000
OTHER ASSETS LESS
LIABILITIES -- 1.24%                                         1,133,999                     2,783,581
                                                          ------------                   -----------
ADJUSTMENT PER PRO FORMA
FINANCIAL STATEMENTS -- 0.02% .............
NET ASSETS -- 100.00% .....................               $257,845,797                   $57,326,152
                                                          ============                   ===========

---------
# Sale restricted to qualified institutional investors.

     $ Step bond. Payment-in-kind security.

++ Private Placement.

(1) A unit consists of $1,000 par value Sr. Notes, 11.25% due 4/15/08 and 0.483 preferred shares.

(2) Variable rate security. Rate as of June 30, 1998.

                                NORTHSTAR FUNDS

           PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)


                                 JUNE 30, 1998



                                                                                              STRATEGIC
                                                                              HIGH YIELD       INCOME
                                                                                 FUND           FUND
                                                                           --------------- --------------
ASSETS:
Investments in securities, at value (cost $241,443,928, $47,953,308
 and $289,397,236, respectively)..........................................  $247,341,798    $ 47,303,571
Short-term securities, at value (cost $4,000,000, $0, and $4,000,000,
 respectively) ...........................................................     4,000,000               0
Repurchase agreements ....................................................     5,370,000       7,239,000
Cash .....................................................................           387             220
Dividends and interest receivable ........................................     5,255,494       1,109,466
Receivable for shares of beneficial interest sold ........................       265,816           6,163
Receivable for investments sold ..........................................             0       1,945,375
Receivable from Advisor ..................................................             0               0
Prepaid expenses .........................................................        17,885          33,127
                                                                            ------------    ------------
 Total Assets ............................................................   262,251,380      57,636,922
                                                                            ------------    ------------
LIABILITIES:
Payable for investments purchased ........................................     3,500,000               0
Payable for shares of beneficial interest reacquired .....................       480,011         188,283
Investment advisory fee payable ..........................................       127,221          31,653
Distribution fee payable .................................................       171,895          40,928
Administrative services fee payable ......................................        62,445          15,987
Transfer agent fee payable ...............................................        17,955           3,492
Accrued expenses .........................................................        46,056          30,427
                                                                            ------------    ------------
 Total Liabilities .......................................................     4,405,583         310,770
                                                                            ------------    ------------
NET ASSETS ...............................................................  $257,845,797    $ 57,326,152
                                                                            ============    ============
NET ASSETS WERE COMPOSED OF:
Capital paid in for shares of beneficial interest, $0.01 par value
 outstanding (unlimited shares authorized) ...............................  $249,232,232    $ 63,129,273
Undistributed (overdistributed) net investment income ....................      (226,530)        171,105
Accumulated net realized gain (loss) on investments, foreign currency,
 options, and futures ....................................................     2,942,225      (5,324,489)
Net unrealized appreciation (depreciation) of investments and foreign
 currency ................................................................     5,897,870        (649,737)
                                                                            ------------    ------------
 NET ASSETS ..............................................................  $257,845,797    $ 57,326,152
                                                                            ============    ============
CLASS A:
Net Assets ...............................................................  $ 22,919,740    $ 12,076,519
                                                                            ------------    ------------
Shares outstanding .......................................................     2,502,717       1,040,990
                                                                            ------------    ------------
Net asset value and redemption value per share (net assets / shares
 outstanding) ............................................................  $       9.16    $      11.60
                                                                            ============    ============
Maximum offering price per share (net asset value plus sales charge of
 4.75% of offering price) ................................................  $       9.62    $      12.18
                                                                            ============    ============
CLASS B:
Net Assets ...............................................................  $119,068,705    $ 26,517,258
                                                                            ------------    ------------
Shares outstanding .......................................................    12,990,493       2,287,013
                                                                            ------------    ------------
Net asset value and offering price per share .............................  $       9.17    $      11.59
                                                                            ============    ============
CLASS C:
Net Assets ...............................................................  $ 22,341,288    $  3,052,930
                                                                            ------------    ------------
Shares outstanding .......................................................     2,438,073         263,624
                                                                            ------------    ------------
Net asset value and offering price per share .............................  $       9.16    $      11.58
                                                                            ============    ============
CLASS T:
Net Assets ...............................................................  $ 93,516,064    $ 15,679,445
                                                                            ------------    ------------
Shares outstanding .......................................................    10,212,258       1,352,019
                                                                            ------------    ------------
Net asset value and offering price per share .............................  $       9.16    $      11.60
                                                                            ============    ============



                                                                                PRO FORMA        PRO FORMA
                                                                               ADJUSTMENTS        COMBINED
                                                                           ------------------ ---------------
ASSETS:
Investments in securities, at value (cost $241,443,928, $47,953,308
 and $289,397,236, respectively)..........................................    $                $294,645,369
Short-term securities, at value (cost $4,000,000, $0, and $4,000,000,
 respectively) ...........................................................                        4,000,000
Repurchase agreements ....................................................                       12,609,000
Cash .....................................................................                              607
Dividends and interest receivable ........................................                        6,364,960
Receivable for shares of beneficial interest sold ........................                          271,979
Receivable for investments sold ..........................................                        1,945,375
Receivable from Advisor ..................................................         32,050            32,050
Prepaid expenses .........................................................        (32,050)(1)        18,962
                                                                              -----------      ------------
 Total Assets ............................................................              0       319,888,302
                                                                              -----------      ------------
LIABILITIES:
Payable for investments purchased ........................................                        3,500,000
Payable for shares of beneficial interest reacquired .....................                          668,294
Investment advisory fee payable ..........................................        (15,529)(2)       143,345
Distribution fee payable .................................................        (27,386)(3)       185,437
Administrative services fee payable ......................................                           78,432
Transfer agent fee payable ...............................................                           21,447
Accrued expenses .........................................................        (18,264)(4)        58,219
                                                                              -----------      ------------
 Total Liabilities .......................................................        (61,129)        4,655,224
                                                                              -----------      ------------
NET ASSETS ...............................................................    $    61,129      $315,233,078
                                                                              ===========      ============
NET ASSETS WERE COMPOSED OF:
Capital paid in for shares of beneficial interest, $0.01 par value
 outstanding (unlimited shares authorized) ...............................    $                $312,361,505
Undistributed (overdistributed) net investment income ....................         61,129(5)          5,704
Accumulated net realized gain (loss) on investments, foreign currency,
 options, and futures ....................................................                       (2,382,264)
Net unrealized appreciation (depreciation) of investments and foreign
 currency ................................................................                        5,248,133
                                                                              -------------    ------------
 NET ASSETS ..............................................................    $    61,129      $315,233,078
                                                                              =============    ============
CLASS A:
Net Assets ...............................................................    $     3,157      $ 35,000,011
                                                                              -------------    ------------
Shares outstanding .......................................................        277,407 (6)     3,821,114
                                                                              -------------    ------------
Net asset value and redemption value per share (net assets / shares
 outstanding) ............................................................                     $       9.16
                                                                                               ============
Maximum offering price per share (net asset value plus sales charge of
 4.75% of offering price) ................................................                     $       9.62
                                                                                               ============
CLASS B:
Net Assets ...............................................................    $    15,610      $145,601,573
                                                                              -------------    ------------
Shares outstanding .......................................................        604,727 (6)    15,882,233
                                                                              -------------    ------------
Net asset value and offering price per share .............................                     $       9.17
                                                                                               ============
CLASS C:
Net Assets ...............................................................    $     2,723      $ 25,396,941
                                                                              -------------    ------------
Shares outstanding .......................................................         69,665 (6)     2,771,362
                                                                              -------------    ------------
Net asset value and offering price per share .............................                     $       9.16
                                                                                               ============
CLASS T:
Net Assets ...............................................................    $    39,094      $109,234,603
                                                                              -------------    ------------
Shares outstanding .......................................................        359,711 (6)    11,923,988
                                                                              -------------    ------------
Net asset value and offering price per share .............................                     $       9.16
                                                                                               ============

Redemption price per share varies with the length of time Class B, C, and T shares are held.
---------
(1) Prepaid expenses will be reimbursed for Strategic Income Fund.

(2) Five basis point difference in management fees.

(3) Class T distribution fees decrease from 95 Bps to 65 Bps

(4) Audit will be allocated to one Fund.

(5) Expense adjustments for prepaid, management fees, and audit expenses.

(6) Exchange ratio applied to shares of Strategic Income Fund is 1.2664, 1.2639, 1.2642, and 1.2664 for Class A, B, C and T, respectively.


                See accompanying notes to financial statements.

                                NORTHSTAR FUNDS


                 PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)


                    FOR THE SIX MONTHS ENDED JUNE 30, 1998



                                                                             STRATEGIC
                                                             HIGH YIELD        INCOME          PRO FORMA        PRO FORMA
                                                                FUND            FUND          ADJUSTMENTS        COMBINED
                                                          --------------- --------------- ------------------ ---------------
INVESTMENT INCOME:
Dividends (net of withholding tax of $1,659, $6,344,
 and $8,003, respectively)...............................  $    256,459    $     53,689      $                $    310,148
Interest (net of withholding tax of $0, $0, and $0,
 respectively) ..........................................    11,717,832       2,842,577                         14,560,409
                                                           ------------    ------------                       ------------
Total investment income .................................    11,974,291       2,896,266                         14,870,557
                                                           ------------    ------------                       ------------
EXPENSES:
Investment advisory and management fees .................       771,845         201,873         (15,529)(1)        958,189
Distribution fees
 Class A ................................................        26,627          17,298                             43,925
 Class B ................................................       569,940         142,851                            712,791
 Class C ................................................       110,131          18,776                            128,907
 Class T ................................................       336,428          86,722         (27,386)(2)        395,764
Transfer agent fees and expenses
 Class A ................................................        11,111           6,580                             17,691
 Class B ................................................        78,086          20,424                             98,510
 Class C ................................................        15,323           2,492                             17,815
 Class T ................................................        61,996          10,642                             72,638
Accounting and custodian fees ...........................        40,809          18,582                             59,391
Registration fees .......................................        23,246          19,977         (13,422)(3)         29,801
Audit fees ..............................................        11,166          12,145         (12,891)(4)         10,420
Printing and postage expenses ...........................        22,334           7,791                             30,125
Administration service fees .............................       169,541          42,017                            211,558
Trustee fees ............................................         5,893           5,373          (5,373)(5)          5,893
Miscellaneous expenses ..................................        19,356          18,173         (18,628)(6)         18,901
                                                           ------------    ------------      ----------       ------------
                                                              2,273,832         631,716         (93,179)         ,812,369
                                                           ------------    ------------      ----------       ------------
Less expenses reimbursed by investment adviser...........             0               0          32,050             32,050
                                                           ------------    ------------      ----------       ------------

 Total expenses .........................................     2,273,832         631,716         (61,129)         2,844,419
                                                           ------------    ------------      ----------       ------------
Net investment income ...................................     9,700,459       2,264,550          61,129         12,026,138
                                                           ------------    ------------      ----------       ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss) on investments and options .....     5,402,333      (1,612,202)                         3,790,131
Net change in unrealized depreciation of
 investments ............................................    (4,704,097)       (649,259)                        (5,353,356)
                                                           ------------    ------------                       ------------
   Net realized and unrealized gain (loss) on
    investments .........................................       698,236      (2,261,461)                        (1,563,225)
                                                           ------------    ------------                       ------------
INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS .............................................  $ 10,398,695    $      3,089      $   61,129       $ 10,501,568
                                                           ============    ============      ==========       ============

---------
(1) Five basis point difference in management fees.

(2) Class T distribution fees decrease from 95 Bps to 65 Bps.

(3) Registration will be allocated to one Fund.

(4) Audit will be allocated to one Fund.

(5) Trustee fees will be allocated to one Fund.

(6) Prepaid Organizational expenses will be written off.


                 See accompanying notes to financial statements

                                NORTHSTAR FUNDS

                 PRO FORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)


                               DECEMBER 31, 1997




                                                 PRO FORMA COMBINED            HIGH YIELD FUND          STRATEGIC INCOME FUND
                                             --------------------------- --------------------------- ---------------------------
                                               PRINCIPAL                   PRINCIPAL                   PRINCIPAL
SECURITY                                         AMOUNT        VALUE         AMOUNT        VALUE         AMOUNT        VALUE
-------------------------------------------  ------------- ------------- ------------- ------------- ------------- -------------
DOMESTIC BONDS & NOTES -- 63.65%
AEROSPACE & DEFENSE -- 1.82%
Alliant Techsystems, Inc.
11.75%, Sr. Subordinated Notes,
3/01/03 ...................................  $1,500,000    $1,651,875    $1,500,000    $1,651,875
L 3 Communications Corp.
10.375%, Sr. Subordinated Notes,
5/01/07 ...................................   2,000,000     2,175,000     2,000,000     2,175,000
Tracor, Inc.
8.50%, Sr. Subordinated Notes,
3/01/07 ...................................   2,000,000     2,040,000     2,000,000     2,040,000
                                                           ----------                  ----------
                                                            5,866,875                   5,866,875
                                                           ----------                  ----------
AIRLINES -- 1.67%
Atlantic Coast Airlines #
7.97%, Pass Thru Certificates, 1/01/00.....   1,000,000     1,005,000                                $1,000,000    $1,005,000
Atlantic Coast Airlines, Inc. #
8.75%, Pass Thru Certificates, 1/01/07.....   3,550,000     3,567,750     2,800,000     2,814,000       750,000       753,750
Constellation Finance LLC #
9.80%, Asset Backed Notes, 1/01/01 ........     800,000       800,000                                   800,000       800,000
                                                           ----------                                              ----------
                                                            5,372,750                   2,814,000                   2,558,750
                                                           ----------                  ----------                  ----------
AUTO PARTS & EQUIPMENT -- 2.37%
Titan Wheel International, Inc.
8.75%, Sr. Subordinated Notes,
4/01/07 ...................................   3,400,000     3,570,000     3,400,000     3,570,000
Venture Holdings
9.50%, Sr. Notes, 7/01/05 .................   4,000,000     4,080,000     4,000,000     4,080,000
                                                           ----------                  ----------
                                                            7,650,000                   7,650,000
                                                           ----------                  ----------
AUTOMOBILES -- 1.37%
Delco Remy International, Inc.
8.625%, Sr. Notes, 12/15/07 ...............   2,000,000     2,035,000     2,000,000     2,035,000
Walbro Corp. #
10.125%, Sr. Notes, 12/15/07 ..............   2,300,000     2,369,000     2,300,000     2,369,000
                                                           ----------                  ----------
                                                            4,404,000                   4,404,000
                                                           ----------                  ----------
BROADCASTING -- 5.91%
American Radio Systems Corp.
9.00%, Company Guarantee, 2/01/06 .........   1,500,000     1,590,000     1,500,000     1,590,000
Capstar Broadcasting Partners, Inc.
9.25%, Sr. Subordinated Notes,
7/01/07 ...................................   2,900,000     2,994,250     2,900,000     2,994,250
JCAC, Inc.
10.125%, Sr. Subordinated Notes,
6/15/06 ...................................   4,000,000     4,410,000     4,000,000     4,410,000
SFX Broadcasting, Inc.
10.75%, Sr. Subordinated Notes,
5/15/06 ...................................   4,000,000     4,410,000     4,000,000     4,410,000
Sinclair Broadcast Group, Inc.8.75%,
Sr. Subordinated Notes, 12/15/07 ..........   2,800,000     2,807,000     2,800,000     2,807,000
Sinclair Broadcast Group, Inc.
9.00%, Sr. Subordinated Notes,
7/15/07 ...................................   1,500,000     1,522,500     1,500,000     1,522,500
Sinclair Broadcasting Group, Inc.
10.00%, Sr. Subordinated Notes,
9/30/05 ...................................   1,250,000     1,331,250     1,250,000     1,331,250
                                                           ----------                  ----------
                                                           19,065,000                  19,065,000
                                                           ----------                  ----------

                                                 PRO FORMA COMBINED            HIGH YIELD FUND          STRATEGIC INCOME FUND
                                             --------------------------- --------------------------- ---------------------------
                                               PRINCIPAL                   PRINCIPAL                   PRINCIPAL
SECURITY                                         AMOUNT        VALUE         AMOUNT        VALUE         AMOUNT        VALUE
-------------------------------------------  ------------- ------------- ------------- ------------- ------------- -------------
CABLE TELEVISION -- 1.64%
EchoStar Communications Corp. $
0/12.875%, Sr. Discount Notes,
6/01/04 ...................................  $3,000,000    $2,760,000    $3,000,000    $2,760,000
EchoStar Satellite Broadcasting
Corp. $
0/13.125%, Sr. Secured Discount
Notes, 3/15/04 ............................   3,000,000     2,535,000     3,000,000     2,535,000
                                                           ----------                  ----------
                                                            5,295,000                   5,295,000
                                                           ----------                  ----------
CAPITAL GOODS MANUFACTURING -- 1.21%
Roller Bearing Co. of America, Inc. #
9.625%, Sr. Subordinated Notes,
6/15/07 ...................................   3,850,000     3,898,125     3,850,000     3,898,125
                                                           ----------                  ----------
CHEMICALS -- 1.45%
Hydrochem Industrial Services, Inc.
10.375%, Sr. Subordinated Notes,
8/01/07 ...................................   4,500,000     4,680,000     3,500,000     3,640,000    $1,000,000    $1,040,000
                                                           ----------                  ----------                  ----------
COMPUTERS -- 0.57%
Axiohm Transaction, Inc. #
9.75%, Sr. Subordinated Notes,
10/01/07 ..................................   1,800,000     1,836,000     1,800,000     1,836,000
                                                           ----------                  ----------
CONSUMER PRODUCTS -- 0.42%
Shop Vac Corp.
10.625%, Sr. Secured Notes, 9/01/03 .......   1,250,000     1,364,062                                 1,250,000     1,364,062
                                                           ----------                                              ----------
ENERGY -- 3.82%
AES Corp. #
8.50%, Sr. Subordinated Notes,
11/01/07 ..................................     750,000       754,688                                   750,000       754,688
AES Corp.
10.25%, Sr. Subordinated Notes,
7/15/06 ...................................   4,000,000     4,350,000     4,000,000     4,350,000
CalEnergy Co., Inc.
9.50%, Sr. Secured Notes, 9/15/06 .........   1,000,000     1,097,500     1,000,000     1,097,500
California Energy, Inc.
9.875%, Sr. Notes, 6/30/03 ................   1,000,000     1,080,000     1,000,000     1,080,000
California Energy, Inc. $
0/10.25%, Sr. Discount Notes, 1/15/04 .....   2,650,000     2,862,000     2,650,000     2,862,000
Calpine Corp.
10.50%, Sr. Notes, 5/15/06 ................   2,000,000     2,180,000     2,000,000     2,180,000
                                                           ----------                  ----------
                                                           12,324,188                  11,569,500                     754,688
                                                           ----------                  ----------                  ----------
ENTERTAINMENT/FILM -- 1.05%
Speedway Motorsports, Inc.
8.50%, Sr. Subordinated Notes,
8/15/07 ...................................   3,300,000     3,382,500     3,300,000     3,382,500
                                                           ----------                  ----------
FOOD/BEVERAGE/TOBACCO -- 5.13%
Ameriserve Food Distribution, Inc. #
8.875%, Sr. Notes, 10/15/06 ...............   2,750,000     2,791,250     2,750,000     2,791,250
Iowa Select Farms L.P. #
10.75%, Sr. Subordinated Notes,
12/01/05 ..................................   4,000,000     4,130,000     4,000,000     4,130,000
North Atlantic Trading, Inc.
11.00%, Sr. Notes, 6/15/04 ................   3,500,000     3,675,000     3,500,000     3,675,000
Richmont Marketing Specialists,
Inc. #
10.125%, Sr. Subordinated Notes,
12/15/07 ..................................   3,350,000     3,417,000     2,750,000     2,805,000       600,000       612,000
Standard Commercial Corp. #
8.875%, Company Guarantee, 8/01/05.........   2,500,000     2,525,000     2,500,000     2,525,000
                                                           ----------                  ----------
                                                           16,538,250                  15,926,250                     612,000
                                                           ----------                  ----------                  ----------

                                                  PRO FORMA COMBINED            HIGH YIELD FUND          STRATEGIC INCOME FUND
                                              --------------------------- --------------------------- ---------------------------
                                                PRINCIPAL                   PRINCIPAL                   PRINCIPAL
SECURITY                                          AMOUNT        VALUE         AMOUNT        VALUE         AMOUNT        VALUE
--------------------------------------------  ------------- ------------- ------------- ------------- ------------- -------------
HEALTHCARE -- 6.64%
Alaris Medical Systems, Inc.
9.75%, Sr. Subordinated Notes,
12/01/06 ...................................  $4,750,000    $5,011,250    $4,750,000    $5,011,250
Alliance Imaging, Inc.
9.625%, Sr. Subordinated Notes,
12/15/05 ...................................   2,300,000     2,346,000     2,300,000     2,346,000
Dade International, Inc.
11.125%, Sr. Subordinated Notes,
5/01/06 ....................................   3,900,000     4,329,000     3,900,000     4,329,000
Kinetic Concepts, Inc. #
9.625%, Sr. Subordinated Notes,
11/01/07 ...................................   2,500,000     2,540,625     2,500,000     2,540,625
Tenet Healthcare Corp.
8.625%, Sr. Subordinated Notes,
1/15/07 ....................................   3,000,000     3,105,000     3,000,000     3,105,000
Tenet Healthcare Corp.
10.125%, Sr. Subordinated Notes,
3/01/05 ....................................   1,000,000     1,095,000     1,000,000     1,095,000
Vencor, Inc.
8.625%, Sr. Subordinated Notes,
7/15/07 ....................................   3,000,000     3,007,500     3,000,000     3,007,500
                                                            ----------                  ----------
                                                            21,434,375                  21,434,375
                                                            ----------                  ----------
HOTEL & GAMING -- 1.92%
Capital Gaming International, Inc.@*
0%, Promissory Notes, 8/01/95 ..............      10,000             0        10,000             0
Courtyard By Marriott Ltd.
10.75%, Sr. Secured Notes, 2/01/08 .........   2,000,000     2,190,000     2,000,000     2,190,000
Grand Casino, Inc. #
9.00%, Sr. Notes, 10/15/04 .................   2,700,000     2,727,000     2,700,000     2,727,000
Sun International Hotels Ltd.
8.625%, Sr. Subordinated Notes,
12/15/07 ...................................   1,250,000     1,265,625     1,250,000     1,265,625
                                                            ----------                  ----------
                                                             6,182,625                   6,182,625
                                                            ----------                  ----------
INDUSTRIAL AND COMMERCIAL
SERVICES --  0.31%
Keystone Consolidated Industries, Inc.
#
9.625%, Sr. Secured Notes, 8/01/07 .........   1,000,000     1,010,000     1,000,000     1,010,000
                                                            ----------                  ----------
INSURANCE -- 2.65%
Americo Life, Inc.
9.25%, Sr. Subordinated Notes,
6/01/05 ....................................   5,550,000     5,702,625     4,250,000     4,366,875    $1,300,000    $1,335,750
Superior National Insurance Group,
Inc. #
10.75%, Company Guarantee,
12/01/17 ...................................      27,500     2,832,500        22,500     2,317,500         5,000       515,000
                                                            ----------                  ----------                  ----------
                                                             8,535,125                   6,684,375                   1,850,750
                                                            ----------                  ----------                  ----------
MANUFACTURING -- 1.94%
Clark-Schwebel, Inc.
10.50%, Sr. Notes, 4/15/06 .................   2,500,000     2,725,000     2,500,000     2,725,000
Wyman Gordon Co.
8.00%, Sr. Notes, 12/15/07 .................   3,500,000     3,543,750     3,500,000     3,543,750
                                                            ----------                  ----------
                                                             6,268,750                   6,268,750
                                                            ----------                  ----------

                                                   PRO FORMA COMBINED            HIGH YIELD FUND         STRATEGIC INCOME FUND
                                               --------------------------- --------------------------- -------------------------
                                                 PRINCIPAL                   PRINCIPAL                   PRINCIPAL
SECURITY                                           AMOUNT        VALUE         AMOUNT        VALUE        AMOUNT        VALUE
---------------------------------------------  ------------- ------------- ------------- ------------- ------------ ------------
OIL & GAS -- 5.32%
Benton Oil & Gas Co.
11.625%, Sr. Notes, 5/01/03 .................  $2,900,000    $3,219,000    $2,000,000    $2,220,000    $ 900,000    $ 999,000
Forcenergy, Inc.
9.50%, Sr. Subordinated Notes,
11/01/06 ....................................   3,000,000     3,202,500     3,000,000     3,202,500
HS Resources, Inc.
9.875%, Sr. Subordinated Notes,
12/01/03 ....................................   3,500,000     3,640,000     3,500,000     3,640,000
TransAmerican Energy Corp. #
11.50%, Sr. Secured Notes, 6/15/02 ..........   4,000,000     3,940,000     3,000,000     2,955,000    1,000,000      985,000
Triton Energy Ltd.
9.25%, Sr. Notes, 4/15/05 ...................   3,000,000     3,172,500     3,000,000     3,172,500
                                                             ----------                  ----------
                                                             17,174,000                  15,190,000                 1,984,000
                                                             ----------                  ----------                 ---------
PAPER -- 2.70%
Buckeye Cellulose Corp.
8.50%, Sr. Subordinated Notes,
12/15/05 ....................................   2,725,000     2,779,500     2,725,000     2,779,500
SD Warren Co.
12.00%, Sr. Subordinated Notes,
12/15/04 ....................................   2,500,000     2,800,000     2,500,000     2,800,000
U.S. Timberlands Co.
9.625%, Sr. Notes, 11/15/07 .................   3,000,000     3,135,000     3,000,000     3,135,000
                                                             ----------                  ----------
                                                              8,714,500                   8,714,500
                                                             ----------                  ----------
PRINTING & PUBLISHING -- 4.25%
American Lawyer Media, Inc. #
9.75%, Sr. Subordinated Notes,
12/15/07 ....................................   2,000,000     2,040,000     2,000,000     2,040,000
Big Flower Press Holdings, Inc.
8.875%, Sr. Subordinated Notes,
7/01/07 .....................................   1,500,000     1,518,750     1,500,000     1,518,750
Garden State Newspapers, Inc.
12.00%, Sr. Subordinated Notes,
7/01/04 .....................................   2,000,000     2,250,000     2,000,000     2,250,000
Garden State Newspapers, Inc. #
8.75%, Sr. Subordinated Notes,
10/01/09 ....................................   2,000,000     2,015,000     2,000,000     2,015,000
Hollinger International Publishing,
Inc.
9.25%, Company Guarantee, 3/15/07 ...........   3,000,000     3,180,000     3,000,000     3,180,000
Newsquest Capital PLC
11.00%, Sr. Subordinated Notes,
5/01/06 .....................................   2,400,000     2,706,000     2,400,000     2,706,000
                                                             ----------                  ----------
                                                             13,709,750                  13,709,750
                                                             ----------                  ----------
SERVICES -- 0.51%
Allied Waste North America, Inc.
10.25%, Sr. Subordinated Notes,
12/01/06 ....................................   1,500,000     1,653,750     1,500,000     1,653,750
                                                             ----------                  ----------
TELECOMMUNICATIONS -- 5.05%
Alliant Computer Systems, Inc. @*
7.25%, Subordinated Debentures,
5/15/12 .....................................     528,000             0       528,000             0
Jordan Telecommunication Products
Co.
9.875%, Sr. Notes, 8/01/07 ..................   3,000,000     3,105,000     3,000,000     3,105,000
Qwest Communications International,
Inc. #
9.47%, Sr. Discount Notes, 10/15/07 .........   2,700,000     1,836,000     2,700,000     1,836,000
RCN Corp. #
10.00%, Sr. Notes, 10/15/07 .................   3,500,000     3,648,750     2,500,000     2,606,250    1,000,000    1,042,500

                                              PRO FORMA COMBINED            HIGH YIELD FUND          STRATEGIC INCOME FUND
                                         ---------------------------- ---------------------------- --------------------------
                                           PRINCIPAL                    PRINCIPAL                    PRINCIPAL
SECURITY                                     AMOUNT         VALUE         AMOUNT         VALUE        AMOUNT        VALUE
---------------------------------------  ------------- -------------- ------------- -------------- ------------ -------------
Teleport Communications Group,
Inc. $
0/11.125%, Sr. Discount Notes,
7/01/07 ...............................  $5,000,000    $ 4,131,250    $5,000,000    $ 4,131,250
Transtel Pass-Thru Trust SA #
12.50%, Pass-Thru Trust Certificates,
11/01/07 ..............................     900,000        859,500                                 $ 900,000    $  859,500
UNIFI Communications, Inc.
14.00%, Sr. Notes, 3/01/04 ............   1,000,000        905,000                                 1,000,000       905,000
WinStar Equipment Corp.
12.50%, Company Guarantee, 3/15/04.....   1,600,000      1,804,000                                 1,600,000     1,804,000
                                                       -----------                                              ----------
                                                        16,289,500                   11,678,500                  4,611,000
                                                       -----------                  -----------                 ----------
TEXTILE/APPAREL -- 1.45%
Westpoint Stevens, Inc.
9.375%, Sr. Subordinated Debentures,
12/15/05 ..............................   2,000,000      2,110,000     2,000,000      2,110,000
Worldtex, Inc. #
9.625%, Sr. Notes, 12/15/07 ...........   2,500,000      2,575,000     2,500,000      2,575,000
                                                       -----------                  -----------
                                                         4,685,000                    4,685,000
                                                       -----------                  -----------
TRANSPORTATION -- 1.70%
Sea Containers Ltd.
12.50%, Sr. Subordinated Debentures,
12/01/04 ..............................   2,000,000      2,265,000     2,000,000      2,265,000
Westinghouse Air Brake Co.
9.375%, Sr. Notes, 6/15/05 ............   3,000,000      3,209,580     3,000,000      3,209,580
                                                       -----------                  -----------
                                                         5,474,580                    5,474,580
                                                       -----------                  -----------
TRUCKING & FREIGHT -- 0.79%
Allied Holdings, Inc.
8.625%, Sr. Notes, 10/01/07 ...........   2,500,000      2,550,000     2,500,000      2,550,000
                                                       -----------                  -----------
TOTAL DOMESTIC BONDS & NOTES
(cost $195,708,440)....................                205,358,705                  190,583,455                 14,775,250
                                                       -----------                  -----------                 ----------
FOREIGN BONDS & NOTES -- 21.04%
AEROSPACE & DEFENSE -- 0.98%
Derlan Manufacturing, Inc.
10.00%, Sr. Notes, 1/15/07 ............   3,000,000      3,165,000     3,000,000      3,165,000
                                                       -----------                  -----------
BROADCASTING --  0.93%
Antenna TV SA #
9.00%, Sr. Notes, 8/01/07 .............   3,000,000      3,011,250     3,000,000      3,011,250
                                                       -----------                  -----------
CABLE TELEVISION -- 1.16%
Le Groupe Videotron Ltee.
10.25%, Sr. Subordinated Notes,
10/15/02 ..............................     500,000        530,625                                   500,000       530,625
Rogers Cablesystems Ltd.
9.625%, Notes, 8/01/02 ................   3,000,000      3,210,000     3,000,000      3,210,000
                                                       -----------                  -----------
                                                         3,740,625                    3,210,000                    530,625
                                                       -----------                  -----------                 ----------
CHEMICALS -- 0.94%
Pharmaceutical Fine Chemicals,
Inc. #
9.75%, Sr. Subordinated Notes,
11/15/07 ..............................   3,000,000      3,030,000     3,000,000      3,030,000
                                                       -----------                  -----------
DIVERSIFIED FINANCIAL
SERVICES -- 0.57%
Guangdong Enterprises Holding
Ltd. #
8.875%, Sr. Notes, 5/22/07 ............   2,000,000      1,846,940                                 2,000,000     1,846,940
                                                       -----------                                              ----------
ELECTRIC UTILITIES -- 0.48%
Empresa Electrica Del Norte Grande
SA #
7.75%, Notes, 3/15/06 .................   1,550,000      1,538,298                                 1,550,000     1,538,298
                                                       -----------                                              ----------

                                             PRO FORMA COMBINED            HIGH YIELD FUND          STRATEGIC INCOME FUND
                                         --------------------------- --------------------------- ---------------------------
                                           PRINCIPAL                   PRINCIPAL                   PRINCIPAL
SECURITY                                     AMOUNT        VALUE         AMOUNT        VALUE         AMOUNT        VALUE
---------------------------------------  ------------- ------------- ------------- ------------- ------------- -------------
FINANCE & BANKING -- 0.52%
Road King Infrastructure Ltd.
9.50%, Company Guarantee, 7/15/07 .....  $2,000,000    $1,670,000                                $2,000,000    $1,670,000
                                                       ----------                                              ----------
FOOD/BEVERAGE/TOBACCO -- 1.36%
Fage Dairy Industry SA 9.00%, Sr.
Notes, 2/01/07 ........................   4,500,000     4,398,750    $3,000,000    $2,932,500     1,500,000     1,466,250
                                                       ----------                  ----------                  ----------
FOREIGN GOVERNMENT
SECURITIES -- 1.31%
Banque Centale De Tunisie
7.50%, Notes, 9/19/07 .................   1,000,000     1,012,960                                 1,000,000     1,012,960
Republic of Poland $
0/4.00%, Government Guarantee,
10/27/14 ..............................   2,250,000     1,951,875                                 2,250,000     1,951,875
Republic of Turkey #
10.00%, Notes, 9/19/07 ................   1,250,000     1,264,062                                 1,250,000     1,264,062
                                                       ----------                                              ----------
                                                        4,228,897                                               4,228,897
                                                       ----------                                              ----------
OIL & GAS -- 0.64%
Bridas Corp.
12.50%, Sr. Notes, 11/15/99 ...........   1,000,000     1,077,500                                 1,000,000     1,077,500
Pacalta Resources Ltd.
10.75%, Sr. Notes, 6/15/04 ............   1,000,000       991,250                                 1,000,000       991,250
                                                       ----------                                              ----------
                                                        2,068,750                                               2,068,750
                                                       ----------                                              ----------
PAPER -- 2.79%
APP Finance II Mauritius
Ltd. $
0/12.00%, Notes, 2/15/04 ..............   2,500,000     2,025,000                                 2,500,000     2,025,000
APP International Finance
BV Co.
8.867%, Notes, 9/15/99 ................   1,000,000       865,000                                 1,000,000       865,000
APP International Finance Co.
11.75%, Company Guarantee,
10/01/05 ..............................   3,900,000     3,685,500     3,900,000     3,685,500
Indah Kiat Finance Mauritius Ltd. #
10.00%, Company Guarantee, 7/01/07.....   1,500,000     1,252,500     1,500,000     1,252,500
Indah Kiat International Finance
Corp.
12.50%, Company Guarantee, 6/15/06.....     500,000       477,500                                   500,000       477,500
Pindo Deli Finance Mauritius Ltd. #
10.75%, Sr. Notes, 10/01/07 ...........     800,000       692,000                                   800,000       692,000
                                                       ----------                                              ----------
                                                        8,997,500                   4,938,000                   4,059,500
                                                       ----------                  ----------                  ----------
SERVICES -- 3.48%
Autopistas Del Sol SA #
10.25%, Sr. Notes, 8/01/09 ............   3,000,000     2,722,500     3,000,000     2,722,500
Guangzhou-Shen Superhighway
Holdings Ltd. #
10.25%, Sr. Notes, 8/15/07 ............   3,750,000     3,356,250     1,950,000     1,745,250     1,800,000     1,611,000
Intertek Finance PLC
10.25%, Sr. Subordinated Notes,
11/01/06 ..............................   2,900,000     3,059,500     2,900,000     3,059,500
Statia Terms International, Inc.
11.75%, Mortgage Notes, 11/15/03 ......   2,000,000     2,100,000                                 2,000,000     2,100,000
                                                       ----------                                              ----------
                                                       11,238,250                   7,527,250                   3,711,000
                                                       ----------                  ----------                  ----------
SHIPPING -- 0.94%
Trico Marine Services, Inc. #
8.50%, Notes, 8/01/05 .................   3,000,000     3,030,000     3,000,000     3,030,000
                                                       ----------                  ----------

                                                     PRO FORMA COMBINED           HIGH YIELD FUND         STRATEGIC INCOME FUND
                                                 -------------------------- --------------------------- --------------------------
                                                   PRINCIPAL                  PRINCIPAL                   PRINCIPAL
SECURITY                                            AMOUNT        VALUE         AMOUNT        VALUE        AMOUNT        VALUE
-----------------------------------------------  ------------ ------------- ------------- ------------- ------------ -------------
TELECOMMUNICATIONS -- 3.04%
Colt Telecom Group PLC $ (1)
0/12.00%, Units, 12/15/06 .....................  $     500    $  390,000                                $     500    $  390,000
Fonorola, Inc.
12.50%, Sr. Notes, 8/15/02 ....................  1,000,000     1,115,000    $1,000,000    $1,115,000
Occidente Y Caribe Celular SA $
0/14.00%, Sr. Discount Notes, 3/15/04 .........  2,100,000     1,585,500                                2,100,000     1,585,500
Rogers Cantel, Inc. ...........................  2,800,000     2,793,000     2,800,000     2,793,000
Telecom Brazil Funding Corp. #
11.4375%, Guaranteed Notes,
12/09/99 ......................................  1,000,000     1,005,000                                1,000,000     1,005,000
Telefonica de Argentina SA
11.875%, Notes, 11/01/04 ......................  2,500,000     2,912,500     2,500,000     2,912,500
                                                              ----------                  ----------
                                                               9,801,000                   6,820,500                  2,980,500
                                                              ----------                  ----------                 ----------
UTILITIES -- 1.90%
CE Casecnan Water & Energy Co.
11.95%, Sr. Secured Notes, 11/15/10 ...........  6,000,000     6,120,000     4,000,000     4,080,000    2,000,000     2,040,000
                                                              ----------                  ----------                 ----------
TOTAL FOREIGN BONDS & NOTES
(cost $68,375,059).............................               67,885,260                  41,744,500                 26,140,760
                                                              ----------                  ----------                 ----------


                                                SHARES                     SHARES                    SHARES
                                             ------------               ------------               ----------
PREFERRED STOCKS -- 2.39%
ENTERTAINMENT -- 2.08%
Time Warner, Inc., 10.25% & ................    59,466      6,704,729      47,579      5,364,477     11,887    1,340,252
                                                          -----------                -----------              ----------
PUBLISHING/PRINTING -- 0.31%
Primedia, Inc. #, 9.20% ....................    10,000    1,005,000        10,000    1,005,000
                                                          -----------                -----------
TOTAL PREFERRED STOCKS
 (cost $6,490,235)..........................              7,709,729                  6,369,477                1,340,252
                                                          -----------                -----------              ----------
RIGHTS -- 0.05%@
CAPITAL GOODS
 MANUFACTURING -- 0.05%
Terex Corp., (expires 2000) ................     8,000      164,000         8,000      164,000
                                                          -----------                -----------
FOREIGN GOVERNMENT
 SECURITIES -- 0.00%
United Mexican States ...................... 1,500,000            0     1,500,000            0
                                                          -----------                -----------
TOTAL RIGHTS
(cost $0)...................................                164,000                    164,000
                                                          -----------                -----------
COMMON STOCKS -- 0.00% $*
GAMING -- 0.00%
Capital Gaming International, Inc. .........       114            0           114            0
                                                          -----------                -----------
TOTAL COMMON STOCKS
 (cost $0)..................................                      0                          0
                                                          -----------                -----------
WARRANTS -- 0.01%
CONSUMER PRODUCTS -- 0.01% .................
Chattem, Inc., (expires 6/17/99) ...........       500       21,555                                500           21,555
                                                          -----------                                         ----------
GAMING -- 0.00%
Capital Gaming International, Inc. *,
 (expires 2/01/99) .........................    22,750            0        22,750            0
                                                          -----------                -----------

                                       PRO FORMA COMBINED  HIGH YIELD FUND  STRATEGIC INCOME FUND
                                      -------------------- ---------------- ---------------------
SECURITY                                SHARES     VALUE    SHARES   VALUE    SHARES     VALUE
------------------------------------- ---------- --------- -------- ------- ---------- ---------
SUPERMARKETS -- 0.00%
Dairy Mart Convenience Stores, Inc.,
 (expires 12/01/01) .................    4,999   $3,749                        4,999   $3,749
                                                 ------                                ------
TELECOMMUNICATIONS -- 0.00% .........
Occidente Y Caribe Celular SA #,
 (expires 3/15/04) .................. 9,400          94                     9,400          94
UNIFI Communications, Inc. #,
 (expires 2003) ..................... 1,000                                 1,000      $    0
                                                                                       ------
                                                 $   94                                    94
TOTAL WARRANTS
 (cost $94)..........................            25,398                                25,398
                                                 ------                                ------


                                            PRINCIPAL                      PRINCIPAL                    PRINCIPAL
                                              AMOUNT                        AMOUNT                        AMOUNT
                                          -------------                  ------------                 -------------
U.S. GOVERNMENT AND
 AGENCIES -- 4.05%
Fannie Mae, 0%, due 4/25/27 .............  $ 1,732,902       1,602,207                                 $ 1,732,902    1,602,207
Fannie Mae, 7.00%, due 6/18/25 -
 4/18/27 ................................    5,351,238       5,267,369                                   5,351,238    5,267,369
Fannie Mae, 7.50%, due 12/18/27 .........    3,697,790       3,649,044                                   3,697,790    3,649,044
Fannie Mae, 8.00%, due 3/25/24 ..........    1,591,007       1,587,093                                   1,591,007    1,587,093
Residential Funding Corp., 7.25%, due
 9/25/27 ................................      997,977         976,147                                     997,977      976,147
                                                           -----------                                               ----------
TOTAL U.S. GOVERNMENT AND
 AGENCIES (cost $13,049,635).............                   13,081,860                                               13,081,860
                                                           -----------                                               ----------
TOTAL INVESTMENT
 SECURITIES -- 91.20%
 (cost $283,623,463).....................                  294,224,952                 $238,861,432                  55,363,520
                                                           -----------                 ------------                  ----------
REPURCHASE AGREEMENT -- 6.60%
Agreement with State Street Bank
 and Trust bearing interest at 5.75%
 dates 12/31/97 to be repuchased
 1/02/98 in the amount of
 $10,937,493 and collateralized by
 $11,145,000 U.S. Treasury Notes
 5.75% due 12/31/98 value
 11,155,454 .............................   10,934,000      10,934,000   10,934,000      10,934,000
Agreement with State Street Bank
 and Trust bearing interes t at
 5.75% dated 12/31/97 to be
 repurchased 1/02/98 in the amount
 of $10,349,305 and collateralized by
 $10,545,000 U.S. Treasury Notes,
 5.75% due 12/31/98, value
 $10,554,891 ............................   10,346,000      10,346,000                                  10,346,000   10,346,000
                                                           -----------                                               ----------
TOTAL REPURCHASE AGREEMENTS
 (cost $21,280,000)......................                   21,280,000                   10,934,000                  10,346,000
                                                           -----------                 ------------                  ----------
OTHER ASSETS LESS
 LIABILITIES -- 2.14%                                        6,901,743                    5,599,127                   1,302,616
                                                           -----------                 ------------                  ----------
ADJUSTMENT PER PRO FORMA
 FINANCIAL STATEMENTS -- 0.07% ..........                     (210,978)
                                                           -----------
NET ASSETS -- 100.00% ...................                 $322,617,673                 $255,394,559                 $67,012,136
                                                          ============                 ============                 ===========

---------
# Sale restricted to qualified institutional investors.

     $ Step bond.

@ Non-income producing security.

     * Defaulted security.

& Payment-in-kind security.

(1) A unit consists of $1,000 par value Sr. Discount Notes, 12.00% due 12/15/06, and 1 Warrant.

                                NORTHSTAR FUNDS

           PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)


                               DECEMBER 31, 1997



                                                                                    STRATEGIC
                                                                    HIGH YIELD       INCOME          PRO FORMA        PRO FORMA
                                                                       FUND           FUND          ADJUSTMENTS        COMBINED
                                                                 --------------- -------------- ------------------ ---------------
ASSETS:
Investments in securities, at value (cost $228,259,465,
 $55,363,998, and $283,623,463, respectively)...................  $238,861,432    $ 55,363,520    $                 $294,224,952
Repurchase agreements ..........................................    10,934,000      10,346,000                        21,280,000
Cash ...........................................................           591         546,117                           546,708
Dividends and interest receivable ..............................     4,603,761         921,411                         5,525,172
Receivable for investments sold ................................     1,348,437               0                         1,348,437
Receivable for shares of beneficial interest sold ..............       371,943          64,384                           436,327
Receivable from adviser ........................................             0               0          29,488            29,488
Prepaid expenses ...............................................         1,304          29,896         (29,488)(1)         1,712
                                                                  ------------    ------------    ------------      ------------
 Total Assets ..................................................   256,121,468      67,271,328               0       323,392,796
                                                                  ------------    ------------    ------------      ------------
LIABILITIES:
Payable for shares of beneficial interest reacquired ...........       221,943          89,621                           311,564
Distribution fee payable .......................................       174,034          49,119         (70,924)(2)       152,229
Investment advisory fee payable ................................       129,735          37,323         (36,304)(3)       130,754
Accrued expenses ...............................................       201,197          83,129        (103,750)(4)       180,576
                                                                  ------------    ------------    ------------      ------------
 Total Liabilities .............................................       726,909         259,192        (210,978)          775,123
                                                                  ------------    ------------    ------------      ------------
NET ASSETS .....................................................  $255,394,559    $ 67,012,136    $    210,978      $322,617,673
                                                                  ============    ============    ============      ============
NET ASSETS WERE COMPOSED OF:
Capital paid in for shares of beneficial interest, $0.01 par
 value outstanding (unlimited shares authorized) ...............  $247,252,700    $ 70,549,044    $                 $317,801,744
Undistributed net investment income ............................             0         175,857         210,978 (5)       386,835
Accumulated net realized (loss) on investments, ................    (2,460,108)     (3,712,287)                       (6,172,395)
Net unrealized appreciation(depreciation) of investments
 and foreign currency ..........................................    10,601,967            (478)                       10,601,489
                                                                  ------------    ------------                      ------------
 Net Assets ....................................................  $255,394,559    $ 67,012,136    $    210,978      $322,617,673
                                                                  ============    ============    ============      ============
CLASS A:
Net Assets .....................................................  $ 16,212,572    $ 12,522,673    $     12,482      $ 28,747,728
                                                                  ------------    ------------    ------------      ------------
Shares outstanding .............................................     1,773,627       1,039,954         330,142(6)      3,143,723
                                                                  ------------    ------------    --------------    ------------
Net asset value and redemption value per share (net assets /
 shares outstanding) ...........................................  $       9.14    $      12.04                      $       9.14
                                                                  ============    ============                      ============
Maximum offering price per share (net asset value plus
 sales charge of 4.75 of offering price) .......................  $       9.60    $      12.64                      $       9.60
                                                                  ============    ============                      ============
CLASS B:
Net Assets .....................................................  $108,469,395    $ 29,920,546    $     60,116      $138,450,057
                                                                  ------------    ------------    --------------    ------------
Shares outstanding .............................................    11,856,819       2,486,261         783,744(6)     15,126,824
                                                                  ------------    ------------    --------------    ------------
Net asset value and offering price per share ...................  $       9.15    $      12.03                      $       9.15
                                                                  ============    ============                      ============
CLASS C:
Net Assets .....................................................  $ 21,393,015    $  4,396,571    $     11,203      $ 25,800,789
                                                                  ------------    ------------    --------------    ------------
Shares outstanding .............................................     2,339,129         365,798         114,702(6)      2,819,629
                                                                  ------------    ------------    --------------    ------------
Net asset value and offering price per share ...................  $       9.15    $      12.02                      $       9.15
                                                                  ============    ============                      ============
CLASS T:
Net Assets .....................................................  $109,319,577    $ 20,172,346    $    127,176      $129,619,099
                                                                  ------------    ------------    --------------    ------------
Shares outstanding .............................................    11,958,594       1,675,674         531,366(6)     14,165,634
                                                                  ------------    ------------    --------------    ------------
Net asset value and offering price per share ...................  $       9.14    $      12.04                      $       9.15
                                                                  ============    ============                      ============

Redemption price per share varies with the length of time Class B, C, and T shares are held.
---------
(1) Prepaid Organizational expenses and registration fees will be reimbursed for Strategic Income Fund.
(2) Class T distribution fees decrease from 95 Bps to 65 Bps.
(3) Five basis point difference in management fees.
(4) Audit, Trustee and Registration fees will be allocated to one Fund.
(5) Expense adjustments for prepaid, management fees, and audit expenses.
(6) Exchange ratio applied to shares of Strategic Income Fund.

                See accompanying notes to financial statements.

                                NORTHSTAR FUNDS


                 PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)


                     FOR THE YEAR ENDED DECEMBER 31, 1997



                                                                                     STRATEGIC
                                                                     HIGH YIELD        INCOME
                                                                        FUND            FUND
                                                                   -------------- ---------------
INVESTMENT INCOME:
Dividends (net of withholding tax of $0, $0, and $0,
  respectively) ..................................................  $   673,084    $     172,880
Interest (net of withholding tax of $0, $2,503, and $2,503,
  respectively) ..................................................   21,922,799        6,509,619
                                                                    -----------    -------------
Total investment income ..........................................   22,595,883        6,682,499
                                                                    -----------    -------------
EXPENSES:
Investment advisory and management fees ..........................    1,289,419          471,957
Distribution fees ................................................
Class A ..........................................................       43,158           40,631
Class B ..........................................................      951,060          310,321
Class C ..........................................................      175,716           43,917
Class T ..........................................................      761,375          224,593
Transfer agent fees and expenses .................................
Class A ..........................................................       23,832           21,568
Class B ..........................................................      164,787           54,270
Class C ..........................................................       31,608            7,322
Class T ..........................................................      118,873           25,489
Administration service fees ......................................      180,250           51,242
Registration fees ................................................       78,443           63,526
Accounting and custodian fees ....................................       80,692           46,968
Audit fees .......................................................       35,020           30,644
Printing and postage expenses ....................................       69,483           33,823
Directors ........................................................       13,540            9,580
Insurance ........................................................        8,965            3,022
Legal fees .......................................................        7,284            2,450
Organization .....................................................            0           21,900
Miscellaneous expenses ...........................................       13,585            6,752
                                                                    -----------    -------------
                                                                      4,047,090        1,469,975
Less expenses reimbursed/waived by management company ............            0           21,320
                                                                    -----------    -------------
    Total expenses ...............................................    4,047,090        1,448,655
                                                                    -----------    -------------
Net investment income ............................................   18,548,793        5,233,844
                                                                    -----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) on investments and foreign currency .....    7,107,354         (952,302)
Net change in unrealized (depreciation) of investments and
  foreign currency ...............................................     (977,429)      (2,787,299)
                                                                    -----------    -------------
    Net realized and unrealized gain (loss) on investments........    6,129,925       (3,739,601)
                                                                    -----------    -------------
Increase in net assets resulting from operations .................  $24,678,718    $   1,494,243
                                                                    ===========    =============



                                                                        PRO FORMA        PRO FORMA
                                                                       ADJUSTMENTS        COMBINED
                                                                   ------------------ ---------------
INVESTMENT INCOME:
Dividends (net of withholding tax of $0, $0, and $0,
  respectively) ..................................................    $                $    845,964
Interest (net of withholding tax of $0, $2,503, and $2,503,
  respectively) ..................................................                       28,432,418
                                                                                       ------------
Total investment income ..........................................              0        29,278,382
                                                                      -----------      ------------
EXPENSES:
Investment advisory and management fees ..........................        (36,304)(1)     1,725,072
Distribution fees ................................................
Class A ..........................................................                           83,789
Class B ..........................................................                        1,261,381
Class C ..........................................................                          219,633
Class T ..........................................................        (70,924)(2)       915,044
Transfer agent fees and expenses .................................
Class A ..........................................................                           45,400
Class B ..........................................................                          219,057
Class C ..........................................................                           38,930
Class T ..........................................................                          144,362
Administration service fees ......................................                          231,492
Registration fees ................................................        (63,526)(3)        78,443
Accounting and custodian fees ....................................                          127,660
Audit fees .......................................................        (30,644)(4)        35,020
Printing and postage expenses ....................................                          103,306
Directors ........................................................         (9,580)(5)        13,540
Insurance ........................................................                           11,987
Legal fees .......................................................                            9,734
Organization .....................................................         29,488(6)         51,388
Miscellaneous expenses ...........................................                           20,337
                                                                                       ------------
                                                                         (181,490)        5,335,575
Less expenses reimbursed/waived by management company ............         29,488            50,808
                                                                      -------------    ------------
    Total expenses ...............................................       (210,978)        5,284,767
                                                                      -------------    ------------
Net investment income ............................................        210,978        23,993,615
                                                                      -------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) on investments and foreign currency .....                        6,155,052
Net change in unrealized (depreciation) of investments and
  foreign currency ...............................................                       (3,764,728)
                                                                                       ------------
    Net realized and unrealized gain (loss) on investments........              0         2,390,324
                                                                      -------------    ------------
Increase in net assets resulting from operations .................    $   210,978      $ 26,383,939
                                                                      =============    ============

---------
(1) Five basis point difference in management fees.

(2) Class T distribution fee decrease from 95 Bps to 65 Bps.

(3) Registration expenses will be allocated to one Fund.

(4) Audit will be allocated to one Fund.

(5) Directors expenses will be allocated to one fund.

(6) Organizational expenses will be written off.


                See accompanying notes to financial statements.

                           NORTHSTAR HIGH YIELD FUND

              NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


NOTE 1 -- BASIS OF COMBINATION:

     On August 27, 1998, the Boards of Northstar High Yield Fund and Northstar Strategic Income Fund, approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Northstar Strategic Income Fund, a series of the Northstar Funds, Northstar High Yield Fund, will acquire all the assets of the Northstar Strategic Income Fund subject to the liabilities of such Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the Northstar High Yield Fund (the "Merger").

     The Merger will be accounted for as a tax free merger of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 1998 and December 31, 1997. The unaudited pro forma portfolio of investments, and statements of assets and liabilities reflect the financial position of Northstar Strategic Income Fund and Northstar High Yield Fund at June 30, 1998 and December 31, 1997. The unaudited pro forma statement of operations reflects the results of operations of the Northstar High Yield Fund and the Northstar Strategic Income Fund for the six months ended June 30, 1998 and the year ended December 31, 1997. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Northstar Strategic Income Fund and Northstar High Yield Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Northstar High Yield Fund for pre-combination periods will not be restated.

     The pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.


NOTE 2 -- SECURITY VALUATION:

     Equity securities are valued at closing sales prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid or asked prices for such securities, or if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Trust. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses an independent pricing service to price the Funds' securities.


NOTE 3 -- FOREIGN CURRENCY TRANSACTIONS:

     Both Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

     Net realized gains or losses on foreign currencies arise from (1) gains and losses from the sales of holdings of foreign currencies, (2) gains or losses between trade date and settlement date on investment securities transactions and (3) gains and losses from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arising from changes in the value of asset and liabilities other than investments in securities, resulting from changes in exchange rates are included in unrealized gain or loss on foreign currencies.

NOTE 4 -- CAPITAL SHARES:

     The pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Northstar Strategic Income Fund by Northstar High Yield Fund as of June 30, 1998 and December 31, 1997, respectively. The number of additional shares issued was calculated by dividing the net asset value of each Class of Northstar Strategic Income Fund by the respective Class' net asset value per share of Northstar High Yield Fund.

     The additional shares issued by the Northstar High Yield Fund and the pro forma combined number of shares outstanding of Northstar High Yield Fund as of June 30, 1998 and December 31,1997 are summarized below:



                      NUMBER OF SHARES      NUMBER OF SHARES                         NUMBER OF SHARES
                    AS OF JUNE 30, 1998   AS OF JUNE 30, 1998       NUMBER OF       AS OF JUNE 30, 1998
     CLASS OF          NORTHSTAR HIGH     NORTHSTAR STRATEGIC   ADDITIONAL SHARES        PRO FORMA
      SHARES             YIELD FUND           INCOME FUND             ISSUED             COMBINED
------------------ --------------------- --------------------- ------------------- --------------------
A shares .........        2,502,717            1,040,990             277,407             3,821,114
B shares .........       12,990,493            2,287,013             604,727            15,882,233
C shares .........        2,438,073              263,624              69,665             2,771,362
T shares .........       10,212,258            1,352,019             359,711            11,293,988


                     NUMBER OF SHARES                                                 NUMBER OF SHARES
                          AS OF             NUMBER OF SHARES                                AS OF
                    DECEMBER 31, 1997   AS OF DECEMBER 31, 1997       NUMBER OF       DECEMBER 31, 1997
     CLASS OF         NORTHSTAR HIGH      NORTHSTAR STRATEGIC     ADDITIONAL SHARES       PRO FORMA
      SHARES            YIELD FUND            INCOME FUND               ISSUED            COMBINED
------------------ ------------------- ------------------------- ------------------- ------------------
A shares .........       1,773,627             1,039,954              330,142             3,143,723
B shares .........      11,856,819             2,486,261              783,744            15,126,824
C shares .........       2,339,129               365,798              114,702             2,819,629
T shares .........      11,958,594             1,675,674              531,366            14,165,634

NOTE 5 -- PRO FORMA OPERATION EXPENSES:

     The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 1998 and December 31, 1997. Northstar Strategic Income Fund expenses were adjusted assuming Northstar High Yield Funds's fee structure was in effect for the periods ended June 30, 1998 and December 31, 1997.


NOTE 6 -- MERGER COSTS:

     Merger costs are estimated at approximately $20,000 and are not included in the pro forma statement of operations since these costs are not reoccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merge.


NOTE 7 -- FEDERAL INCOME TAXES:

     Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the merger, Northstar High Yield Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investments companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

     The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.


The Northstar Strategic Income Fund and Northstar High Yield Fund will distribute substantially all its invest ment income and any realized gains prior to the merger date.

                                    PART C

                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Under the Registrant's Declaration of Trust and Bylaws, any past or present Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or Officer of the Registrant. The Amended and Restated Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Amended and Restated Declaration of Trust and the Bylaws of the Registrant, that such Trustee or Officer has not acted in good faith in the reasonable belief that his actions were in the best interests of the Registrant. Moreover, the Amended and Restated Declaration of Trust and the Bylaws of the Registrant do not authorize indemnification where such Trustee or Officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of this duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or Officers. The policy expressly excludes coverage for any Trustee or Officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fail to act prudently. Registrant is a named insured on a joint insured bond established pursuant to Rule 17g-1 of the Investment Company Act of 1940, as amended. Other insured parties include Registrant's adviser, its underwriter, and other registered investment companies sponsored by its adviser.


ITEM 16. EXHIBITS



  EXHIBIT
   NUMBER                                            DESCRIPTION
----------- --------------------------------------------------------------------------------------------
       (1)  Form of Amended and Restated Declaration of Trust of Registrant(1)
            (a) Amendment of Declaration of Trust(5)
       (2)  By-laws of Registrant(1)
       (3)  Not Applicable
       (4)  Agreement and Plan of Reorganization, dated as of September 1, 1998, between Northstar
            Strategic Income Fund (the "Fund") and Registrant.
       (5)  Not Applicable
       (6)  (a) Investment Advisory Agreement between Registrant and Northstar Investment Management
            Corporation ("Northstar")(1)
       (7)  (a)-(d) Form of Underwriting Agreements for Classes A, B, C and T shares between Registrant and Northstar Distributors, Inc.(1)
            (d) Form of Dealer Agreement for the Northstar Advantage Affiliated Investment Companies(1)
            (f) Form of Amendment to Underwriting Agreement for Class B shares(6) Special Dealer
            Agreement between Northstar Distributors and Advest, Inc.(1)
       (8)  Not Applicable

  EXHIBIT
   NUMBER                                               DESCRIPTION
----------- --------------------------------------------------------------------------------------------------
       (9)  Custody Agreement between Registrant and State Street Bank and Trust Company(1)
            (a) Amendment to Custody Agreement(4)
    (10)    Distribution Plan for Classes A, B, C and T shares of Registrant(1)
            (1) Amendment of Distribution and Service Plan(4)
            (b) Multiple Class Plan Pursuant to Rule 18f-3(3)
    (11)    Opinion and consent of Stephanie L. Beckner, Esq., legal counsel to Northstar Investment
            Management Corporation (adviser to Northstar High Yield Fund), as to legality of Securities being offered
    (12)    Form of Opinion and Consent of Dechert Price & Rhoads as to tax consequences
    (13)    (a) Transfer Agency Agreement between Registrant and First Data Investor Services Group,
            Inc.(1)
            (b) Sub-Transfer Agency Agreement between Registrant and Advest Transfer Services, Inc.(1)
            (c) Form of Administrative Services Agreement(1)
            (d) Administration Agreement(2)
    (14)    (a) Consent and Opinion of PricewaterhouseCoopers LLP
    (15)    Not Applicable
    (16)    (a) Powers of Attorney of Trustees of Registrant(5)
            (b) Certified Resolution of Trustees Pursuant to Rule 483(b) under the Securities Act of 1933, as amended
    (17)    (a) Declaration of Registrant pursuant to Rule 24f-2.
            (b) Form of Proxy relating to Special Meeting of Shareholders of the Fund
            (c) Combined Prospectus, dated March 1, 1998, and Combined Statement of Additional
            Information, dated March 1, 1998 of Registrant and Northstar Strategic Income Fund(3)
            (d) (1) Annual Report of Registrant and Northstar Strategic Income Fund for the fiscal year ended December 31, 1997(4)
              (2) Semi-Annual Report of Registrant and Northstar Strategic Income Fund for the
            six-month period ended June 30, 1998 (incorporated herein by reference to the filing
            thereof with the SEC on      ).

---------
(1) Incorporated herein by reference to the Exhibits filed with Registrant's Post-Effective Amendment No. 11.


(2) Incorporated herein by reference to the Exhibits filed with Registrant's Post-Effective Amendment No. 12.


(3) Incorporated herein by reference to the Prospectus and Statement of Additional Information filed with Post-Effective No. 19.


(4) Incorporated herein by reference to the Exhibits filed with Registrant's Post-Effective Amendment No. 19.


(5) The Power of Attorney executed by Walter May is incorporated herein by reference to the Exhibits filed with Registrant's Post-Effective Amendment No. 13. All other Powers of Attorney are incorporated herein by reference to the Exhibits filed with Registrant's Post-Effective Amendment No. 10.



ITEM 17. UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and the State of Connecticut on the 28th day of August, 1998.


                                        NORTHSTAR HIGH YIELD FUND
                                 (REGISTRANT)


                                        By:   MARK L. LIPSON
                                          -------------------------------------

                                          MARK L. LIPSON*

                                          PRESIDENT

     As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.



              SIGNATURES                             TITLE                   DATE
--------------------------------------  ------------------------------ ----------------
  JOHN G. TURNER                        Trustee                        August 28, 1998
 ----------------------------------
 JOHN G. TURNER*

  MARK L. LIPSON                        President and Trustee          August 28, 1998
 ----------------------------------
 MARK L. LIPSON*

  PAUL S. DOHERTY                       Trustee                        August 28, 1998
 ----------------------------------
 PAUL S. DOHERTY*

  ROBERT B. GOODE, JR.                  Trustee                        August 28, 1998
 ----------------------------------
 ROBERT B. GOODE, JR.*

  ALAN L. GOSULE                        Trustee                        August 28, 1998
 ----------------------------------
 ALAN L. GOSULE*

  WALTER H. MAY                         Trustee                        August 28, 1998
 ----------------------------------
 WALTER H. MAY

  DAVID W.S. PUTNAM                     Trustee                        August 28, 1998
 ----------------------------------
 DAVID W.S. PUTNAM*

  JOHN R. SMITH                         Trustee                        August 28, 1998
 ----------------------------------
 JOHN R. SMITH*

  DAVID W. WALLACE                      Trustee                        August 28, 1998
 ----------------------------------
 DAVID W. WALLACE*

  AGNES MULLADY                         Vice President and Treasurer   August 28, 1998
 ----------------------------------
 AGNES MULLADY

 *By:  AGNES MULLADY                                                   August 28, 1998
    -------------------------------
    AGNES MULLADY
    ATTORNEY-IN-FACT

---------
* Executed pursuant to powers of attorney filed with Registrant's
Post-Effective Amendments No. 10 and 13.

                               INDEX TO EXHIBITS



     EXHIBIT
       NO.                                           NAME OF EXHIBIT FILED HEREIN
-----------------   ----------------------------------------------------------------------------------------------
   (11)             Opinion and consent of Stephanie L. Beckner, Esq., legal counsel to Northstar Investment
                    Management Corporation (adviser to Northstar High Yield Fund), as to legality of securities being offered
   (12)             Form of Opinion and Consent of Dechert Price & Rhoads as to tax matters
   (14)(a)          Consent and Opinion of PricewaterhouseCoopers LLP (with respect to Northstar High Yield
   (16)(b)          Certified Resolution of Trustees Pursuant to Rule 483(b) under the Securities Act of 1933, as amended
   (17)(b)          Form of Proxy relating to Special Meeting of Shareholders of Northstar Strategic Income
                    Fund.